UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material under § 240.14a-12
TECHNIPFMC PLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of 2024
Annual General Meeting of Shareholders
TechnipFMC plc, a public limited company having its registered office at Hadrian House, Wincomblee Road, Newcastle upon Tyne, NE6 3PL, United Kingdom, and incorporated in England and Wales with company number 09909709
April 26, 2024 at 4:00 p.m., London time Hadrian House, Wincomblee Road, Newcastle upon Tyne, NE6 3PL, United Kingdom
Your vote is very important.
Please ensure you: (i) promptly return the enclosed proxy card in the enclosed envelope, or (ii) grant a proxy and give voting instructions by telephone or internet, so that you may be represented at the meeting. Voting instructions are provided on your proxy card or on the voting instruction form provided by your broker.

Proposal	Description
Ordinary Resolutions
1 (a)-(i)	Election of Directors: To elect each of our nine director nominees for a term expiring at the Company’s 2025 Annual General Meeting of Shareholders:
	a. Douglas J. Pferdehirt b. Claire S. Farley c. Eleazar de Carvalho Filho	d. Robert G. Gwin e. John O’Leary f. Margareth Øvrum	g. Kay G. Priestly h. John Yearwood i. Sophie Zurquiyah
2
2023 U.S. Say-on-Pay for Named Executive Officers:
To approve, as a non-binding advisory resolution, the Company’s named executive officer compensation for the year ended December 31, 2023, as reported in the Company’s Proxy Statement

3
2023 U.K. Directors’ Remuneration Report:
To approve, as a non-binding advisory resolution, the Company’s directors’ remuneration report for the year ended
December 31, 2023, as reported in the Company’s United Kingdom (“U.K.”) Annual Report and Accounts

4
Prospective Directors’ Remuneration Policy:
To approve the Company’s prospective directors’ remuneration policy for the three years ending December 31, 2027, in the form presented in the Company’s directors’ remuneration report for the year ended December 31, 2023 of the
Company’s U.K. Annual Report and Accounts, such policy to take effect immediately after the conclusion of the 2024
Annual General Meeting of Shareholders

5	Receipt of U.K. Annual Report and Accounts: To receive the Company’s audited U.K. accounts for the year ended December 31, 2023, including the reports of the directors and the auditor thereon
6
Ratification of PwC as U.S. Auditor:
To ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s United States (“U.S.”) independent registered public accounting firm for the year ending December 31, 2024

7
Reappointment of PwC as U.K. Statutory Auditor:
To reappoint PwC as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006, to hold office from the conclusion of the 2024 Annual General Meeting of Shareholders until the next annual general meeting of shareholders at which accounts are laid

8
Approval of U.K. Statutory Auditor Fees:
To authorize the Board and/or the Audit Committee to determine the remuneration of PwC, in its capacity as the
Company’s U.K. statutory auditor for the year ending December 31, 2024

9
Approval of Share Repurchase Contracts and Counterparties:
To approve the forms of share repurchase contracts and repurchase broker-dealers in accordance with U.K. law and specific procedures for “off-market purchases” of ordinary shares through the NYSE

10	Authority to Allot Equity Securities: To authorize the Board to allot equity securities in the Company under U.K. law
ii TechnipFMC	Proxy Statement 2024

Proposal	Description
Special Resolution
11
Authority to Allot Equity Securities without Pre-emptive Rights:
Pursuant to the authority contemplated by the resolution in Proposal 10, to authorize the Board to allot equity securities without pre-emptive rights under U.K. law

These items are more fully described in the Proxy Statement attached, which forms a part of this Notice of Annual General Meeting of Shareholders. As of the date of the Proxy Statement, TechnipFMC does not know of any other matters to be raised at the 2024 Annual General Meeting of Shareholders.

Your vote is very important. Please ensure you: (i) promptly return the enclosed proxy card in the enclosed envelope or (ii) grant a proxy and give voting instructions by telephone or internet, so that you may be represented at the meeting. Voting instructions are provided on your proxy card or on the voting instruction form provided by your broker.

On behalf of the Board of Directors,	March 15, 2024

Cristina Aalders Executive Vice President, Chief Legal Officer and Secretary
Proxy Statement 2024	TechnipFMC iii

Proxy Statement for the 2024
Annual General Meeting of Shareholders
This Proxy Statement relates to the solicitation of votes or proxies by the Board of Directors (the “Board”) of TechnipFMC plc (the “Company,” “TechnipFMC,” “our,” “us,” or “we”) for use at our 2024 Annual General Meeting of Shareholders and at any adjournment or postponement of such meeting (the “Annual Meeting”).
The Notice of Internet Availability of Proxy Materials (the “Notice of Materials”) and related Proxy Materials (as defined below) were first made available to shareholders on or about March 15, 2024 at www.proxyvote.com. You may also request a printed copy of this Proxy Statement and the form of proxy by any of the following methods:
Internet	Telephone	Email
www.proxyvote.com	1-800-579-1639	sendmaterial@proxyvote.com
Our U.S. Annual Report on Form 10-K, including consolidated financial statements, for the year ended December 31, 2023 (our “Annual Report on Form 10-K”) and our U.K. Annual Report and Accounts are being made available at the same time and by the same methods.
Our registered office is located at Hadrian House, Wincomblee Road, Newcastle upon Tyne, NE6 3PL, United Kingdom. Our telephone number in our Newcastle office is +44 (0) 191 296 7000. Information regarding the Annual Meeting, including the information required by Section 311A of the U.K. Companies Act 2006 (the “Companies Act”), can be found at www.technipfmc.com. Information contained on our website is not to be considered as part of the proxy solicitation material and is not incorporated into this Proxy Statement.
TechnipFMC is a public limited company incorporated under the laws of England and Wales, and our ordinary shares (the “Ordinary Shares”) trade on the New York Stock Exchange in the United States (the “NYSE”) under the symbol “FTI.” As a result, the Company is governed by the Companies Act, U.S. securities laws and regulations, and the listing standards of the NYSE.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2024 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 26, 2024
The Notice of Annual General Meeting of Shareholders and Proxy Statement, Annual Report on Form 10-K, and U.K. Annual Report and Accounts are available at www.proxyvote.com.
iv TechnipFMC	Proxy Statement 2024

Forward-Looking Statements
The Proxy Materials contain “forward-looking statements” as defined in Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical or current facts, including statements regarding our environmental and other environmental, social, and governance (“ESG”) plans and goals, made in this document are forward-looking. We use words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “commit,” “foresee,” “should,” “would,” “could,” “may,” “estimate,” “outlook” and similar expressions, including the negative thereof. The absence of these words, however, does not mean that the statements are not forward-looking. All of our forward-looking statements involve risks and uncertainties (some of which are significant or beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. These forward-looking statements are based on our current expectations, beliefs and assumptions concerning future developments and business conditions and their potential effect on us. While management believes these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Known material factors that could cause actual results to differ materially from those contemplated in the forward-looking statements include unpredictable trends in the demand for and price of oil and natural gas; competition and unanticipated changes relating to competitive factors in our industry, including ongoing industry consolidation; our inability to develop, implement and protect new technologies and services and intellectual property related thereto, including new technologies and services for our New Energy business; the cumulative loss of major contracts, customers or alliances and unfavorable credit and commercial terms of certain contracts; disruptions in the political, regulatory, economic and social conditions of the countries in which we conduct business; the refusal of the Depository Trust Company (“DTC”) to act as depository and clearing agency for our shares; the impact of our existing and future indebtedness and the restrictions on our operations by terms of the agreements governing our existing indebtedness; the risks caused by our acquisition and divestiture activities; additional costs or risks from increasing scrutiny and expectations regarding ESG matters; uncertainties related to our investments in New Energy business; the risks caused by fixed-price contracts; our failure to timely deliver our backlog; our reliance on subcontractors, suppliers and our joint venture partners; a failure or breach of our IT infrastructure or that of our subcontractors, suppliers or joint venture partners, including as a result of cyberattacks; risks of pirates and maritime conflicts endangering our maritime employees and assets; any delays and cost overruns of new capital asset construction projects for vessels and manufacturing facilities; potential liabilities inherent in the industries in which we operate or have operated; our failure to comply with existing and future laws and regulations, including those related to environmental protection, climate change, health and safety, labor and employment, import/export controls, currency exchange, bribery and corruption, taxation, privacy, data protection and data security; the additional restrictions on dividend payouts or share repurchases as an English public limited company; uninsured claims and litigation against us; tax laws, treaties and regulations and any unfavorable findings by relevant tax authorities; potential departure of our key managers and employees; adverse seasonal, weather, and other climatic conditions and unfavorable currency exchange rates; risk in connection with our defined benefit pension plan commitments; and our inability to obtain sufficient bonding capacity for certain contracts, as well as the risk factors discussed in our filings with the U.S. Securities and Exchange Commission (“SEC”), including our annual reports on Form 10-K and quarterly reports on Form 10-Q. In addition, historical, current, and forward-looking ESG-related statements may be based on standards for measuring progress that are still developing, and internal controls and processes that continue to evolve. Forward-looking and other statements in the Proxy Materials may also address our corporate responsibility and sustainability progress, plans, and goals, and the inclusion of such statements is not an indication that these contents are necessarily material for the purposes of complying with or reporting pursuant to the U.S. federal securities laws and regulations, even if we use the word “material” or “materiality” in this document. Additionally, any references to our website or other materials not included in our Proxy Materials are, absent express language to the contrary, not incorporated by reference into these documents. With respect to ESG information that pertains to our third-party vendors, suppliers and partners, we often rely on such third-parties’ data and do not independently verify or audit, or commit to independently verifying or auditing, their information. Such information may also change over time as methodologies and data availability and quality continue to evolve. These factors, as well as any inaccuracies in third-party information we use, including in estimates or assumptions, may cause results to differ materially and adversely from statements, estimates, and beliefs made by us or third-parties. We caution you not to place undue reliance on any forward-looking statements,
Proxy Statement 2024	TechnipFMC v

which speak only as of the date hereof. We undertake no obligation to publicly update or revise any of our forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except to the extent required by law. Additionally, we may provide information that is not necessarily material for SEC reporting purposes but that is informed by various ESG standards and frameworks (including standards for the measurement of underlying data), internal controls, and assumptions or third-party information that are still evolving and subject to change. For example, we note that standards and expectations regarding greenhouse gas (GHG) accounting and the processes for measuring and counting GHG emissions and GHG emission reductions are evolving, and it is possible that our approaches both to measuring our emissions and to reducing emissions and measuring those reductions may be, either currently by some stakeholders or at some point future, considered inconsistent with common or best practices with respect to measuring and accounting for such matters, and reducing overall emissions. Similarly, our disclosures based on any standards may change due to revisions in framework requirements, availability of information, changes in our business or applicable governmental policies, or other factors, some of which may be beyond our control.
vi TechnipFMC	Proxy Statement 2024

Proxy Statement 2024	TechnipFMC vii

viii TechnipFMC	Proxy Statement 2024

2024 Proxy Summary
Along with the Notice of Annual General Meeting of Shareholders, we are providing this Proxy Statement, the U.K. Annual Report and Accounts, and the Annual Report on Form 10-K in connection with the Annual Meeting (collectively, the “Proxy Materials”).
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information that you should consider regarding each of the proposals to be voted on at the Annual Meeting. Please read the entire Proxy Statement carefully before voting. For further information regarding our 2023 financial performance, please review our Annual Report on Form 10-K and our U.K. Annual Report and Accounts.
Annual Meeting Information

Time and Date April 26, 2024 at 4:00 p.m., London time	Place Hadrian House, Wincomblee Road, Newcastle upon Tyne, NE6 3PL, United Kingdom	Voting Deadline 11:59 p.m., New York time, on April 25, 2024

Voting Each Ordinary Share is entitled to one vote for each of the proposals to be voted on.
Admission
Admission ticket and valid photo identification required. Please see “General Information about the Annual Meeting — Who can attend the Annual Meeting?” for more information.
Please follow the voting instructions on your proxy card and/or your voting instruction form as different voting deadlines may be applicable depending on how you hold your shares. Please also review “How do I vote?” in the section entitled “General Information about the Annual Meeting.”

Record Date March 4, 2024
Voting Matters and Board Recommendations
The full text of each resolution to be voted on at the Annual Meeting is set out in the Notice of Annual General Meeting of Shareholders.
Proposal to be Voted Upon	Board Recommendation	Where You Can Find More Information
Ordinary Resolutions
1: (a)-(i) Election of Directors	FOR Each Director Nominee	Page 14
2: 2023 U.S. Say-on-Pay Proposal for Named Executive Officers	FOR	Page 41
3: 2023 U.K. Directors’ Remuneration Report	FOR	Page 42
4: Prospective Directors’ Remuneration Policy	FOR	Page 43
5: Receipt of U.K. Annual Report and Accounts	FOR	Page 92
6: Ratification of PwC as U.S. Auditor	FOR	Page 93
7: Reappointment of PwC as U.K. Statutory Auditor	FOR	Page 95
8: Approval of U.K. Statutory Auditor Fees	FOR	Page 96
9: Approval of Share Repurchase Contracts and Counterparties	FOR	Page 97
10: Authority to Allot Equity Securities	FOR	Page 100
Special Resolution
11: Authority to Allot Equity Securities without Pre-emptive Rights	FOR	Page 102
Proxy Statement 2024	TechnipFMC 1

2024 Proxy Summary
2023 Financial Performance
Total Company	Inbound orders[1] improved to $11 billion, driven largely by growth in offshore activity	$11 billion Inbound orders
Cash flow from operations of $693.0 million increased year-over-year by $340.9 million, and free cash flow[2] of $467.8 million more than doubled when compared to the prior year

Initiated quarterly cash dividend that represented $0.20 per share on an annualized basis, and authorized additional share repurchase of up to $400 million, which increased total authorization to $800 million

Established new commitment to return more than 60% of annual free cash flow to shareholders through at least 2025

Received the National Ocean Industries Association’s ESG Excellence Award, which recognized our commitment to Environmental, Social, and Governance (“ESG”) actions, including efforts in fair representation and inclusion and in energy transition technologies

Subsea	Inbound orders increased 45% year-over-year to $9.7 billion, driven by growth in both projects and services activity	$9.7 billion Inbound orders
Record year of integrated project awards for our Company, including our largest iEPCI™ contract ever for Equinor’s Raia project (formerly BM-C-33), following a successful iFEED™

Direct awards, iEPCI™ projects, and Subsea Services exceeded 70% of total Subsea orders, reflecting the positive outcomes of our differentiated offerings, strong client relationships, and project selectivity

Experienced increased adoption of Subsea 2.0® product platform, including three new clients – Equinor, ExxonMobil, and Chevron
Subsea Services revenue grew to more than $1.5 billion for the year, driven by a growing installed base and aging infrastructure
Surface Technologies	Inbound orders of $1.2 billion primarily supported by international markets	$1.2 billion Inbound orders
Continued ramp-up in production at our Saudi Arabia facility, as well as successful execution on our 10-year framework agreement with Abu Dhabi National Oil Company

Experienced increased client adoption of our digital e-Mission™ solution, the industry’s only real-time monitoring and control system that reduces methane flaring by up to 50% and maximizes oil production

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2024 Proxy Summary
New Energy Initiatives	Awarded multiple commercial contracts for surface wellheads and tree systems for onshore CO2 injection in the Middle East, Netherlands, and Australia
Delivered a hydrogen wellhead for Storengy’s Hydrogen Pilot Storage for Large Ecosystem Replication

Completed and commissioned our Deep Purple Pilot™ project in Norway, which is our solution for Long Duration Energy Storage using hydrogen as the energy carrier to help meet the growing demand for power

(1)	Reported financial results for the 12 months ended December 31, 2023 and inbound and backlog as of December 31, 2023 are included in our Annual Report on Form 10-K.
(2)	Free cash flow is calculated as cash flow from operations less capital expenditures.
For additional details regarding our 2023 financial performance, please see our Annual Report on Form 10-K, which reports our results using U.S. generally accepted accounting principles (“GAAP”), and our U.K. Annual Report and Accounts, which reports our results using international financial reporting standards (as adopted by the United Kingdom).

Proxy Statement 2024	TechnipFMC 3

2024 Proxy Summary
Governance Highlights
Board and Governance Best Practices
Independent Board Oversight
Robust Lead Independent Director role
All directors are independent except the Chair and CEO
Fully independent Board committees
Regular executive sessions of independent directors
Governance Best Practices
Board oversight of ESG matters through ESG Committee on broader ESG affairs, Audit Committee on certain metrics and reporting on health, safety, and environmental matters, and Compensation and Talent Committee on fair representation and inclusion

Annual election of directors under majority vote standard
Engaged Board with deep expertise, skills, and experience that are closely tied to business strategy
Annual shareholder engagement program to solicit feedback on Company practices
Ongoing Board refreshment efforts informed by a comprehensive annual Board and committee self-evaluation process, reflected by one new director in each of 2019, 2020, 2021, and 2023
Board oversight of risk management structures
Regular review of the mix of experience, qualifications, and skills in the boardroom to meet evolving needs of the business, coupled with new director orientation and continuing education
Code of Business Conduct applicable to directors
Governance Guidelines with director retirement policy
Director share ownership requirements
For additional details on the Company’s corporate governance practices, please see the section entitled “Corporate Governance.”
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2024 Proxy Summary

2023-2024 Shareholder Engagement Program

In 2023-2024, our annual shareholder engagement program allowed us to understand our shareholders' priorities and perspectives.

Shareholder engagement team

Chair of the Compensation and Talent Committee, as applicable • SVP, Investor Relations and Corporate Development • EVP, Chief Legal Officer and Secretary • EVP, People and Culture • Other members of senior leadership, as applicable

Who We Engaged With

Contacted shareholders representing 56% of our outstanding shares

56%

Met with shareholders representing 29% of our outstanding shares

29%

Key Topics

- Company Financial Performance
  - Actions taken to increase shareholder value
- Executive Compensation
  - Philosophy and design
- Corporate Governance
  - Board refreshment, skills, and diversity
- ESG
  - Board oversight
  - Initiatives and targets

Actions Informed by Shareholder Feedback

- Executive Compensation
  - Affirmed our commitment to maintain performance conditions in long-term incentive awards
  - Continued to have a strong link between compensation, performance, and shareholder interests
- ESG
  - Enhanced our disclosures on our scorecard metrics and how such metrics are used in our short-term incentive program

Proxy Statement 2024	TechnipFMC 5

2024 Proxy Summary
Director Nominees
Key Board Statistics after Annual Meeting

Our director nominees and their current committee assignments:
Douglas J. Pferdehirt Chair and CEO Age: 60 Committees: None
Eleazar de Carvalho Filho Independent Age: 66 Committees: ESG (Chair)
John O’Leary Independent Age: 68 Committees: Compensation and Talent (Chair)
Kay G. Priestly Independent Age: 68 Committees: Audit (Chair)
Sophie Zurquiyah Independent Age: 57 Committees: Audit
Claire S. Farley Lead Independent Director Age: 65 Committees: Compensation and Talent
Robert G. Gwin Independent Age: 60 Committees: Audit
Margareth Øvrum Independent Age: 65 Committees: ESG
John Yearwood Independent Age: 64 Committees: Compensation and Talent, ESG

Detailed biographies for each of our director nominees are disclosed in the section entitled “Proposal 1(a)-(i) — Election of Directors — Director Nominees.”
6 TechnipFMC	Proxy Statement 2024

2024 Proxy Summary
Executive Compensation
Named Executive Officers
Our named executive officers (“NEOs”) for 2023 are:
Douglas J. Pferdehirt Age: 60 Position Held in 2023: Chair and Chief Executive Officer
Justin Rounce Age: 57 Position Held in 2023: Executive Vice President and Chief Technology Officer
Jonathan Landes Age: 51 Position Held in 2023: President, Subsea
Alf Melin Age: 54 Position Held in 2023: Executive Vice President and Chief Financial Officer
Thierry Conti Age: 40 Position Held in 2023: President, Surface Technologies
Victoria Lazar Age: 58 Position Held in 2023: Executive Vice President, Chief Legal Officer and Secretary from January 1, 2023 through July 31, 2023
Our Executive Compensation Philosophy
As a leading technology provider to the traditional and new energies industries, the Compensation and Talent Committee believes that our executive compensation program must attract, retain, and motivate exceptionally talented individuals who are committed to deliver on our vision and our purpose to bring together the scope, know-how, and determination to transform our client's project economics.
Our executive compensation philosophy is built around three core principles that emphasize pay-for-performance and delivering on our business strategies and shareholders’ interests:

Align compensation to key business objectives
that create sustainable shareholder value creation.
Incentivize executives
to exceed our short-term and long-term goals and objectives through significant at-risk compensation.
Attract, retain, and motivate
highly skilled executive talent through a competitive compensation program.

Proxy Statement 2024	TechnipFMC 7

2024 Proxy Summary

What We Do:	What We Don’t Do:
Pay for performance by aligning performance measures with our strategy and shareholder interests	Single-trigger vesting upon a change-in-control
Ensure the majority of NEO compensation is performance-based, “at-risk” compensation	Guaranteed bonuses
Maintain a clawback policy in the event of erroneously awarded incentive based compensation resulting from a financial restatement, malfeasance, or fraud	Uncapped incentives
Require robust share ownership by executives and directors	Tax gross-ups on any severance payments
Engage an independent, external compensation consultant	Excessive perquisites, benefits, or pension payments
Benchmark compensation against relevant industry peer groups	Discounting, reloading, or repricing of stock options
Cap performance share unit (“PSU”) payout at target when relative total shareholder return (“TSR”) exceeds peers’ TSR, but absolute TSR is negative	Hedging and pledging of Company securities
Our executive compensation framework is summarized below. For additional details regarding our executive compensation program, please see the section entitled “Executive Compensation Discussion and Analysis.”

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Environmental, Social,
and Governance
Our Environmental, Social, and Governance (“ESG”) decisions are founded on the principles that guide our Company, including our Core Values and Foundational Beliefs. The actions we take in furtherance of our ESG objectives support our intention to act as responsible corporate citizens and drive our ambitions to be more sustainable as we deliver on our strategic goals consistent with our long-term value creation. Beginning in 2017, we have realized these ambitions through measures that seek to hold us accountable.
In 2020, we established an ESG scorecard with extensive goals (the “Scorecard”) measured over 2021-2023, with clear, verifiable metrics designed to drive long-term behavior. This Scorecard measured our progress toward specific, measurable ESG goals relevant to our business in relation to the planet, people, and communities in which we operate.
We will maintain the same Scorecard approach for the period 2024–2026, as we believe this approach drives meaningful change and holds us accountable for delivering on our commitments. We have adopted new, measurable ESG goals that account for the progress we achieved in our 2021–2023 Scorecard and various stakeholder interests.
A snapshot of our ESG achievements reflected in the 2021–2023 Scorecard and ESG ambitions reflected in the 2024–2026 Scorecard are set forth below.
Our ESG Scorecard
While the Scorecard measures specific achievements in ESG initiatives, our activities are neither limited to those that are measured on our Scorecard, nor to actions and monitoring required by law.
Proxy Statement 2024	TechnipFMC 9

Environmental, Social, and Governance
Results of our 2021-2023 Scorecard

(1)	Metric shows against target and is cumulative
(2)	Metric shows against target and is annual
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Environmental, Social, and Governance
The 2024-2026 Scorecard

ESG Scorecard 2024 – 2026

ESG | Environmental Social Gouvernance

Our ESG Scorecard commitments 2024-2026

Environmental

New Energy

- Introduce **three new fully qualified products** across the **New Energy technology portfolio** by end of 2026.

Our carbon footprint

- Increase the **usage of our renewable energy** to **60 percent** from the baseline (2023) by end of 2026.
- Target to **reduce** our **Scope 1 and Scope 2 GHG emissions** by **50 percent** by 2030.

Social

Fair representation

- Attract a diverse workforce whereby at least **50 percent of roles** filled have a minimum of **one diverse candidate** in the candidate pool in 2024, **60 percent of roles** in 2025, and **70 percent of roles** in 2026.

Community

- At least **80 percent of countries** in which we operate participate **in STEM** education and engagement activities **annually.**
- **120,000 hours** of **volunteering** by end of 2026.

Governance

Leadership in HSE

- Roll-out of waves I, II and III of **Safe Choice** (our behavioural based training program) plan, including **training and coaching**, by end of 2026.

Ethical business behavior

- Initiate **on-site human rights audit** of at least **50 percent of suppliers** identified for assessments each year.
- **100 percent** completion of **annual advanced integrity curriculum training** of **managerial personnel.**

% We show progress in two ways: (1) Annual as a percentage of the corresponding year and (2) Cumulative as a percentage of the 2026 commitment.

For more detail on how each metric is measured and our 2021-2023 results, please see the section entitled “Environmental, Social, and Governance” in our U.K. Annual Report and Accounts. For information on how ESG metrics are tied to our executive compensation program, please see the section entitled “Executive Compensation Discussion and Analysis” below.

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Environmental, Social, and Governance
Governance of Environmental, Social,
and Governance Matters
Board Oversight
All Board members participate in oversight of ESG matters. Oversight is concentrated in the Environmental, Social, and Governance Committee (“ESG Committee”), which, as set forth in its charter, has principal responsibility for overseeing ESG matters. These areas of oversight include:
Environmental stewardship, responsible investment, corporate citizenship, human rights, and ESG risk management;
Reviewing and monitoring the development and implementation of targets, standards, metrics, or methodologies to track the Company’s ESG performance; and
Reviewing the Company’s engagement with stakeholders and public disclosures with respect to ESG matters.
In addition to oversight by the ESG Committee, the Audit and Compensation and Talent Committees also oversee certain ESG matters that align with their areas of responsibility as detailed in each committee’s charter.

Board of Directors ESG Oversight

ESG Committee

- Policies, programs, and strategies related to environmental stewardship, responsible investment, corporate citizenship, climate change, human rights, and ESG risk management
- Development and implementation of targets, standards, metrics, and methodologies related to ESG
- Public disclosures with respect to ESG matters
- Policies that support integrity in everything we do, including respect for humanity

Compensation and Talent Committee

- Global strategy and initiatives related to fair representation and inclusion efforts and to contributions to the world around us
- Executive compensation structure, which includes ESG performance as a performance measure in our Annual Incentive Plan (as detailed in the "*Executive Compensation Discussion and Analysis*" section)

Audit Committee

- Certain Health, Safety, and Environmental ("**HSE**") matters
- Along with the ESG Committee, systems and controls for the prevention of bribery and receive reports on non-compliance
- Cybersecurity risk management

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Environmental, Social, and Governance
Management Oversight
TechnipFMC’s Executive Leadership Team (“ELT”) sets the overall direction and approach toward our ESG efforts. The ESG Steering Committee, which meets bimonthly, is composed of members of the ELT who are directly responsible for various aspects of the ESG program. The ESG Steering Committee is responsible for the specific Company initiatives toward corporate responsibility, sustainability, climate-related risks and opportunities, and actions aimed to further such initiatives. The ESG Steering Committee sets the direction and long-term strategy to achieve our ESG-related plans; the development and implementation of targets, standards, and metrics, or methodologies to achieve our ESG goals; and publication of our external communication on ESG topics. The ESG Steering Committee regularly receives updates and provides guidance to subject matter experts in each of the ESG pillars that coordinate activity across the Company that underpins our ESG strategy.
For more information on our ESG governance, please see the section entitled “Environmental, Social, and Governance” in our U.K. Annual Report and Accounts.
Proxy Statement 2024	TechnipFMC 13

Proposal 1 —
Election of Directors
What am I voting on?
Upon the recommendation of the ESG Committee, the Board nominated the candidates below for election at the Annual Meeting. The matrix below indicates each director nominee’s key qualifications and pertinent information. Detailed biographies for each of our director nominees are included in the section entitled “Director Nominees” below.
Board highlights
Our director nominees demonstrate a broad range of skills, experience, perspective, and diversity.

14 TechnipFMC	Proxy Statement 2024

Proposal 1 — Election of Directors
Skills, Experience, and Attributes
Skills, Experience, and Attributes	Pferdehirt	Farley	Carvalho Filho	Gwin	O'Leary	Øvrum	Priestly	Yearwood	Zurquiyah
Public Company Perspective	•	•	•	•	•	•	•	•	•
Executive/Board Experience	•	•	•	•	•	•	•	•	•
Oil & Gas Industry	•	•	•	•	•	•	•	•	•
International Experience/Geographic Diversity	•	•	•	•	•	•	•	•	•
Strategy, M&A, and Risk Management	•	•	•	•	•	•	•	•	•
Governance/Legal	•	•	•	•	•	•	•	•	•
Executive Compensation	•	•		•	•		•	•	•
Sustainability/Emerging Technologies	•		•		•	•		•	•
Finance/Accounting Expertise	•	•	•	•			•	•	•
Cybersecurity	•	•	•	•	•	•	•		•
Environmental	•	•	•	•	•	•		•	•
Independent Director		•	•	•	•	•	•	•	•
Other Public Company Boards	0	2	3	1	0	3	1	2	1

Committee Membership
Audit[1]				•			Chair		•
Compensation and Talent		•			Chair			•
ESG			Chair			•		•
Demographic Background
Age (Years)	60	65	66	60	68	65	68	64	57
Board Tenure (Years)	7	7	7	1	7	3	7	4	3
Gender Diversity (Female or Male)	M	F	M	M	M	F	F	M	F
(1)	All members of the Audit Committee are “audit committee financial experts” as defined by the applicable rules of the SEC.
Proxy Statement 2024	TechnipFMC 15

Proposal 1 — Election of Directors
Each of the director nominees has consented to serving as a nominee, being named in this Proxy Statement, and serving on the Board, if elected. Each director nominee elected at the Annual Meeting will serve for a one-year term expiring at the 2025 Annual Meeting or until the earliest to occur of (i) his or her successor is elected and qualified, or (ii) his or her earlier death, retirement, resignation, or removal in accordance with our Articles of Association (the “Articles”).

Director Nominees
Our Board is composed of a diverse group of leaders in their respective fields, each qualified to make unique and substantial contributions to our Board. The Board and its ESG Committee believe each of the director nominees brings skills, experience, perspective, and the diversity necessary and appropriate to effectively oversee the Company’s strategic direction and represent the best interests of the Company’s shareholders.
Douglas J. Pferdehirt Chair and CEO Age: 60 Director Since: 2017 Legacy Director Since: 2016[1] Committees: None	Career Highlights
Mr. Pferdehirt has served as our CEO since the merger of FMC Technologies, Inc. and Technip S.A. and as our Chair since May 1, 2019.
He was previously President and Chief Executive Officer of FMC Technologies from 2016 to 2017 and Chief Operating Officer from 2012 to 2016.
Prior to joining FMC Technologies in 2012, he spent 26 years at Schlumberger Limited in a succession of executive leadership positions.
Key Skills and Qualifications
Strong executive leadership skills, including experience as Chief Executive Officer of TechnipFMC and FMC Technologies
Deep knowledge of the Company’s strategy, markets, technology, and operations
Extensive energy industry experience and client relationships
Financial, risk management, strategy, and M&A expertise
Commitment to our ESG responsibilities
Thorough understanding of the different cultural, political, and regulatory requirements in countries where the Company has a significant presence
Valuable link between the Company’s management and the Board that aids the Board in performing its oversight role
Other Public Company Directorships
Current: None
Formerly Held in Past Five Years: None
(1)	Mr. Pferdehirt previously served on the board of directors of FMC Technologies, Inc. before it merged with Technip S.A. in 2017.
16 TechnipFMC	Proxy Statement 2024

Proposal 1 — Election of Directors
Claire S. Farley Lead Independent Director Age: 65 Director Since: 2017 Legacy Director Since: 2009[1] Committees: Compensation and Talent	Career Highlights

Ms. Farley was a partner at KKR Management, LLC, a global investment firm from 2013 until her retirement in 2016, and subsequently served as Senior Advisor from 2016 to 2022 and Vice Chair of the Energy business from 2016 to 2021.

She began her affiliation with KKR in September 2010 as a co-founder of RPM Energy, LLC, a privately owned oil and gas exploration and development company, which partnered with KKR.

Prior to founding RPM Energy, Ms. Farley was an Advisory Director at Jefferies Randall & Dewey, a global oil and gas industry advisor, and was Co-President of Jefferies Randall & Dewey from February 2005 to July 2008.

Prior to that, Ms. Farley served as Chief Executive Officer of Randall & Dewey, an oil and gas asset transaction advisory firm, from September 2002 until February 2005, when Randall and Dewey became the Oil and Gas Investment Banking Group of Jefferies & Company.

Ms. Farley has extensive oil and gas exploration expertise, holding several positions within Texaco from 1981 to 1999, including President of Worldwide Exploration and New Ventures, President of North American Production, and Chief Executive Officer of Hydro-Texaco, Inc.

Ms. Farley also served as Chief Executive Officer of Intelligent Diagnostics Corporation from October 1999 to January 2001 and Trade-Ranger Inc. from January 2001 to May 2002.
Key Skills and Qualifications
Executive management experience, including as chief executive officer of several major organizations
Oil and gas exploration and production experience
Financial, strategy, and M&A expertise
Experience as a board member of public and private companies with international operations
Other Public Company Directorships
Current: LyondellBasell Industries N.V. and Crescent Energy
Formerly Held in Past Five Years: Anadarko Petroleum Corporation
(1)	Ms. Farley previously served on the board of directors of FMC Technologies, Inc. before it merged with Technip S.A. in 2017.
Proxy Statement 2024	TechnipFMC 17

Proposal 1 — Election of Directors
Eleazar de Carvalho Filho Independent Age: 66 Director Since: 2017 Legacy Director Since: 2010[1] Committees: ESG (Chair)	Career Highlights

Mr. Carvalho Filho has been a Founding Partner of Virtus BR Partners Assessoria Corporativa Ltda. since May 2009 and is also a Founding Partner of Sinfonia Consultoria Financeira e Participações Ltda. since August 2012, both of which are financial advisory and consulting firms.

He served as Chief Executive Officer and Managing Partner of Unibanco Investment Bank, a Brazilian investment bank, from April 2008 to March 2009.
Mr. Carvalho Filho was a consultant for BHP Billiton Metais SA, a global natural resources company, from 2006 to 2011.

He was a Founding Partner of Iposeira Capital Ltda., established in 2003, as well as STK Capital Gestora de Recursos Ltda., established in 2010, which are independent advisory and asset management companies.

Key Skills and Qualifications
Executive management experience, including as chief executive officer and founding/ managing partner of international investment organizations
Financial, strategy, risk management, and M&A expertise
Commitment to our quality, health, safety, environmental, and social responsibility
International investment experience
Experience as a board member of public and private companies with international operations
Contribution to the Board in a way that enhances perspective through diversity in geographic origin and experience
Experience in Brazil, one of TechnipFMC’s principal markets
Other Public Company Directorships
Current: Brookfield Renewable Corporation, Oi S.A., and Companhia Brasileira de Distribuicão (Grupo Pão de Açúcar)
Formerly Held in Past Five Years: Brookfield Renewable Partners L.P. and Cnova N.V., an affiliate of Companhia Brasileira de Distribuicão
(1)	Mr. Carvalho Filho previously served on the board of directors of FMC Technologies, Inc. before it merged with Technip S.A. in 2017.
18 TechnipFMC	Proxy Statement 2024

Proposal 1 — Election of Directors
Robert G. Gwin Independent Age: 60 Director Since: 2023 Committees: Audit	Career Highlights

Robert G. Gwin was President of Anadarko Petroleum Corporation, one of the world’s largest independent oil and natural gas exploration and production companies, until August of 2019 when the company was purchased by Occidental Petroleum Corporation, and previously served as Executive Vice President, Finance and Chief Financial Officer of Anadarko from 2009 to 2018.

Mr. Gwin served as founding President and CEO of Western Gas Partners, LP from 2007 to 2010, as well as chairman of the boards of both Western Gas Partners, LP and its general partner Western Gas Equity Partners, LP from 2009 to 2018, and as a director of both entities from 2007 to 2019.

Key Skills and Qualifications
Significant management and operational experience as an executive of a major oil and gas company with international operations
Strategy and operational expertise, including sustainability and technology experience
Financial, risk management, and M&A expertise
Experience as a board member of public and private companies with international operations
Other Public Company Directorships
Current: Crescent Energy Company
Formerly Held in the Past Five Years: Pembina Pipeline Corporation, Enable Midstream Partners, LP, and Western Gas Partners, LP, and its general partner, Western Gas Equity Partners, LP
Proxy Statement 2024	TechnipFMC 19

Proposal 1 — Election of Directors
John O’Leary Independent Age: 68 Director Since: 2017 Legacy Director Since: 2007[1] Committees: Compensation and Talent (Chair)	Career Highlights
Mr. O’Leary has served as Chief Executive Officer of Strand Energy, a Dubai-based company specializing in business development in the oil and gas industry, since January 2007.
From 2004 to 2006, he was a partner in Pareto Offshore ASA, a Norwegian consulting firm in the exploration and production sector.

From 1997 to 2004, Mr. O’Leary served in various roles, most recently as President, for Pride International, Inc., a company specializing in onshore and offshore drilling, which acquired his former company, Forasol-Foramer N.V.

He previously served as Vice Chair for Marketing for Forasol-Foramer from 1990 to 1998, and, prior to that, served as Development and Partnerships Manager from 1985 to 1989.
He began his career as a trader in the Irish National Petroleum Corporation before joining Total S.A. as a drilling engineer in 1980.
Key Skills and Qualifications
Significant industry and leadership experience gained as an executive in international oil and gas companies
Strategy, risk management, and M&A expertise
Experience as a board member of public and private companies with international operations
International experience in countries where the Company has a significant presence
Other Public Company Directorships
Current: None
Formerly Held in the Past Five Years: None
(1)	Mr. O’Leary previously served on the board of directors of Technip S.A. before it merged with FMC Technologies, Inc. in 2017.
20 TechnipFMC	Proxy Statement 2024

Proposal 1 — Election of Directors
Margareth Øvrum Independent Age: 65 Director Since: 2020 Committees: ESG	Career Highlights

Ms. Øvrum has more than 39 years of experience at Equinor (formerly Statoil), a Norwegian energy company, where she served as Executive Vice President of Equinor ASA, Development and Production Brazil, until her retirement in December 2020.

Ms. Øvrum held a succession of leadership positions at Equinor, including President, Equinor Brazil, from 2018 to 2020; Executive Vice President of Technology, Projects, and Drilling from 2011 to 2018; Executive Vice President of Technology and New Energy for Statoil Hydro, from 2007 to 2011; Executive Vice President of Technology and Projects, from 2004 to 2007; and Executive Vice President of Health, Safety, and the Environment, during 2004.

She has also held numerous management and operations positions, including Senior Vice President, Operations Support, Exploration and Production, Norway from 2000 to 2003; Senior Vice President, Operations, Veslefrikk, from 1996 to 1999; Offshore Installation Manager from 1993 to 1996; Production and Maintenance Superintendent from 1991 to 1993; Department Head, Operations Technology from 1989 to 1991; Section Head, Maintenance and Activity Planning from 1988 to 1989; and Strategic Analysis, Production and Maintenance, from 1982 to 1987.

Ms. Øvrum began her career at Equinor in 1982 in Strategic Analysis, and in 1993, became the first female and the youngest platform manager of the company’s Gulfaks field in the North Sea.
Key Skills and Qualifications
Significant management, technology, and operational experience as an executive of a major oil and gas company with international operations
Strategy and operational expertise, including sustainability and technology experience
Experience as a board member of public and private companies with international operations
Extensive experience working in Norway and Brazil, countries in which the Company has significant operations
Contribution to the Board in a way that enhances perspective through diversity in geographic origin, and experience
Other Public Company Directorships
Current: FMC Corporation, Harbour Energy plc, and Transocean Ltd.
Formerly Held in the Past Five Years: Alfa Laval AB
Proxy Statement 2024	TechnipFMC 21

Proposal 1 — Election of Directors
Kay G. Priestly Independent Age: 68 Director Since: 2017 Legacy Director Since: 2015[1] Committees: Audit (Chair)	Career Highlights

Ms. Priestly served as Chief Executive Officer of Turquoise Hill Resources Ltd., an international mining company focused on copper, gold, and coal in the Asia Pacific region, from May 2012 until her retirement in December 2014.

She previously served as Chief Financial Officer of Rio Tinto Copper (a division of the Rio Tinto Group – Rio Tinto plc and Rio Tinto Limited), a global metal and mining corporation, from 2008 until her appointment as Chief Executive Officer of Turquoise Hill Resources in 2012.

From 2006 to 2008, she was Vice President, Finance, and Chief Financial Officer of Rio Tinto’s Kennecott Utah Copper operations.

Ms. Priestly served as Vice President, Risk Management, and General Auditor for Entergy Corporation, an integrated energy company engaged primarily in electric power production and retail distribution operations, from 2004 to 2006.

Ms. Priestly began her career with global professional services firm Arthur Andersen, where she progressed from staff accountant to partner, holding various management and leadership positions, including serving on the global executive team as Global Managing Partner – People. During her 24 years with Arthur Andersen, she provided tax, consulting, and M&A services to global companies across many industries, including energy, mining, manufacturing, and services.

Key Skills and Qualifications
Executive management experience as a chief executive officer and senior officer of major organizations with international operations
Financial, strategy, risk management, and M&A expertise
Extensive consulting experience
Experience in a variety of industries that provides diversity of perspective

Thorough understanding of different cultural, political, and regulatory requirements through her extensive energy and mining experience, including in countries where the Company has a significant presence

Other Public Company Directorships
Current: SSR Mining Inc.
Formerly Held in Past Five Years: Stericycle, Inc.
(1)	Ms. Priestly previously served on the board of directors of FMC Technologies, Inc. before it merged with Technip S.A. in 2017.
22 TechnipFMC	Proxy Statement 2024

Proposal 1 — Election of Directors
John Yearwood Independent Age: 64 Director Since: 2019 Committees: Compensation and Talent, ESG	Career Highlights

Mr. Yearwood served as President, Chief Executive Officer, and Chief Operating Officer of Smith International, Inc., a Houston-based company specializing in the provision of services and the manufacturing of products used by the drilling industry from 2009 until August 2010, when the company merged with Schlumberger Limited.

Prior to joining Smith International, Inc., he spent more than 26 years at Schlumberger Limited in a succession of executive leadership positions, including President of North and South America Oilfield Services from 2004 to 2006; Vice President, Finance, WesternGeco and OFS Controller from 2000 to 2004; and Vice President, Marketing from 1999 to 2000.

He began his career serving in numerous management and technical positions for Schlumberger Limited and Dowell Schlumberger, a joint venture with Dow Chemical.
Key Skills and Qualifications
Significant executive management experience as an executive of a major oil and gas company with international operations
Experience as a board member of public and private companies with international operations
Technology, strategy, governance, and M&A expertise
Oil and gas exploration and production experience
International experience in countries where the Company has a significant presence
Diversity in geographic origin that enhances the Board’s perspective
Other Public Company Directorships
Current: Nabors Industries Ltd. and Vast Renewables Limited
Formerly Held in Past Five Years: Nabors Energy Transition Corp, an affiliate of Nabors Industries Ltd., which merged with Vast Renewables Limited
Proxy Statement 2024	TechnipFMC 23

Proposal 1 — Election of Directors
Sophie Zurquiyah Independent Age: 57 Director Since: 2021 Committees: Audit	Career Highlights

Ms. Zurquiyah has been Chief Executive Officer of CGG S.A. (“CGG”), a global geoscience technology leader, since April 2018. Ms. Zurquiyah has held a succession of leadership positions at CGG, including as Senior Executive Vice President in charge of the Geology, Geophysics, and Reservoir segment.

Ms. Zurquiyah joined Schlumberger Limited in 1991 as an interpretation engineer and geophysicist and held successively senior positions before joining CGG in 2013. She served as Schlumberger Limited’s Vice President of Technology Sustaining from August 2012 to January 2013, as well as its President, Data and Consulting Services, from May 2009 to July 2012. Prior to this, she was Schlumberger Limited’s Chief Information Officer from January 2007 to April 2009.

Key Skills and Qualifications
Executive management experience, including as Chief Executive Officer of CGG
Financial, technology, sustainability, and oil and gas drilling expertise
Experience as a board member of public companies with international operations
Contribution to the Board in a way that enhances perspective through diversity in geographic origin and experience
Other Public Company Directorships
Current: CGG S.A.
Formerly Held in Past Five Years: Safran S.A.
24 TechnipFMC	Proxy Statement 2024

Corporate Governance
The Board believes that the purpose of corporate governance is to facilitate effective oversight and management of the Company to maximize shareholder value in a manner consistent with our vision statement, purpose, Core Values, Foundational Beliefs, Code of Business Conduct, and all applicable legal requirements.
The Board provides accountability, objectivity, perspective, judgment, and, in some cases, specific industry or technical knowledge or experience. In carrying out its responsibilities to our shareholders, the fundamental role of the Board is to ensure continuity of leadership; the implementation, understanding, and pursuit of a sound strategy for the success of our Company; and the availability of financial and management resources and the implementation of control systems to carry out that strategy.
Governance Guidelines and Key Board Practices
Our Corporate Governance Guidelines (“Governance Guidelines”) contain general principles and practices regarding the function of the Board and its committees. The Governance Guidelines establish a framework to guide the Board in its oversight responsibilities in a manner that is independent of management and aligned with the interests of our shareholders. The Board reviews these governance practices, the laws of England and Wales under which we are incorporated, the rules and listing standards of the NYSE, and the regulations of the SEC, as well as best practices recognized by governance authorities, to benchmark the standards under which it operates.
Key Elements and Practices

Composition of the Board. Our Board seeks to attract professionals who are not only qualified under the governance rules pertinent to our Company but also bring diversity of thought and experience. Our ESG Committee considers multiple factors in determining whether a candidate is qualified to serve on our Board and helps achieve a balance between fresh perspectives and the deep knowledge and experience of our more tenured directors. As such, our ESG Committee often considers a candidate’s:

(a)	Experience in corporate management, as a board member of another publicly held company, and in finance and accounting and/or compensation practices;
(b)	Professional and academic experience relevant to our industry and operations, including matters related to technology, cybersecurity, or environmental, social, and governance;
(c)	Leadership skills;
(d)	Cultural perspective and diversity of thought; and
(e)	Ability to commit the time required for service on our Board.

Board and Committee Evaluations. Each year, our directors complete a self-evaluation to determine whether the Board and its committees are functioning effectively. Additionally, each of the Audit, Compensation and Talent, and ESG Committees conducts a separate evaluation of its own performance and the adequacy of its charter. These evaluations include an assessment of the diversity of talents, expertise, and occupational and personal backgrounds of the Board members. The Board and committees, under the auspices of the ESG Committee, review the results of the evaluations, as well as recommendations for improvements in the overall performance.

New Director Orientation and Continuing Education. An orientation program has been developed for new non-executive directors, which includes written materials and meetings with our executive officers. The orientation program is designed to provide general information about our Board and its committees; a review

Proxy Statement 2024	TechnipFMC 25

Corporate Governance
of director duties and responsibilities; and comprehensive information about our industry, operations, strategies, and challenges. The Board believes that ongoing education is important for maintaining an effective Board. Accordingly, our Board encourages directors to participate in ongoing education, and reimburses directors for expenses incurred in connection with such education programs.

Retirement Policy. As further described in our Governance Guidelines, a non-executive director whose birth date occurs prior to July 1 must retire at the annual general meeting of shareholders of the Company during the year of such director’s 72nd birthday, and a non-executive director whose birth date occurs on or after July 1 must retire at the annual general meeting of shareholders of the Company the year following such director’s 72nd birthday. Our Board may waive this policy on a case-by-case basis on the recommendation of the ESG Committee if it deems a waiver to be in the best interests of the Company and its shareholders.

Director Share Ownership Requirements. Within five years following initial election to the Board, directors are required to own Ordinary Shares with a value equal to or exceeding five times the Company’s annual cash retainer paid to directors.

Shareholder Engagement
The Company regularly seeks feedback through engagement with shareholders, and we continued this practice in 2023. Our relationships and ongoing dialogue with our shareholders are important to our Board’s corporate governance commitment.

In addition to direct engagement with portfolio management teams, we continued our practice to meet with shareholders and proxy advisory firms each year as part of our regular, annual shareholder engagement sessions. During these sessions, we discussed our Board leadership structure and diversity, general Board practices, and our sustainability efforts. We also welcomed our shareholders’ feedback and suggestions in maintaining the balance between strengthening the link between pay and performance, retaining and motivating our executives, and appropriately compensating our executives for performance, while increasing long-term shareholder value. The Chair of the Compensation and Talent Committee participated in one meeting upon the request of a shareholder.
Contacted shareholders representing 56% of our outstanding shares Met with shareholders representing 29% of our outstanding shares
What we discussed
Overview of our business, strategy, and actions taken to align with shareholder interests	Review of our compensation philosophy and framework	Board composition and governance framework	Environmental, Social, and Governance topics

For our 2023-2024 engagement, we contacted proxy advisory firms and our top shareholders representing approximately 56% of our Ordinary Shares outstanding. We ultimately met with proxy advisory firms and shareholders representing approximately 29% of our Ordinary Shares outstanding.
For more information on our actions that were informed by shareholder feedback, please see the section entitled “Proxy Summary – 2023-2024 Shareholder Engagement Program” above.
26 TechnipFMC	Proxy Statement 2024

Corporate Governance
Leadership Structure of the Board
The Board believes that our shareholders are best served by a Board that has the flexibility to adjust our leadership structure to the evolving needs of the Company. The Board believes that a strong Lead Independent Director and a combined Chair and CEO is in the best interest of shareholders.
Each of the Chair’s and Lead Independent Director’s specific responsibilities are listed below:
Executive and Board Leadership
Douglas J. Pferdehirt Chair of the Board and CEO
Key Responsibilities
• All strategic and operational aspects of the Company
• Serving as the principal external spokesperson for the Company with analysts, investors, media, and clients
• Managing all executives of the Company
• Leading the Board
• High-level government and client engagement
Our Board believes that a combined Chair and CEO leads to a more decisive and effective leadership, both within and outside the Company.
Independent Leadership
Claire S. Farley Lead Independent Director
Key Responsibilities
• Approving Board meeting schedules and agendas
• Regularly meeting with the Chair and CEO to discuss Board-related matters
• Presiding over all meetings of the Board at which the Chair and CEO is not present
• Calling meetings of the Board, as necessary
• Presiding over executive sessions of the independent directors
• Acting as the liaison between the independent directors and the Chair and CEO
• Monitoring and reporting to the Board any conflicts of interests of directors
• Participating in the Company’s shareholder engagement program, when required
The CEO is the individual with primary responsibility for managing the Company’s day-to-day operations and is best positioned to chair regular Board meetings as the Board discusses key business and strategic issues for the benefit of the Company and its shareholders.
This leadership structure is balanced by the oversight of the Lead Independent Director and the remaining members of our Board, each of whom is an independent director, and ensures that the Board functions independently. Moreover, only independent directors serve on our Audit Committee, Compensation and Talent Committee, and ESG Committee. In 2023, the Board again appointed Ms. Farley to continue to serve as Lead Independent Director, and she has the ability to call meetings of the Board, and presides over executive sessions of the Board.
Our fully independent Compensation and Talent Committee approves our CEO’s compensation, after consulting all independent directors. The CEO’s annual performance objectives are reported and evaluated by both the Compensation and Talent Committee and during executive sessions of the full Board to promote a comprehensive analysis and evaluation of our CEO’s annual performance.
Proxy Statement 2024	TechnipFMC 27

Corporate Governance
Finally, the Board believes that the Company’s Governance Guidelines, and the quality, stature, and substantive business knowledge of the Board, as well as the Board’s culture of open communication and transparency with the CEO and senior management, are conducive to Board effectiveness with a combined Chair and CEO position.
The Board regularly evaluates its leadership structure to ensure appropriate, strong, and independent oversight for our shareholders. In doing so, the Board considers shareholder feedback, its evaluation results, peer company practices, and Company performance to confirm that its structure maintains its effectiveness.
Board Composition and Criteria
for Board Membership
Our Board seeks directors whose complementary and diverse knowledge, experience, and skills provide a broad range of perspectives and leadership expertise in areas critical to the Company. These include expertise in the energy and engineering industry, strategic planning and business development, business operations, sustainability and emerging technologies, finance and audit, corporate governance, cybersecurity, and other areas important to the Company’s strategy and oversight. Our Board also assesses director age, tenure, and Board continuity and strives to achieve a balance between the perspectives of new directors and those of longer-serving directors with institutional insights.
Criteria for Board Membership in Governance Guidelines
Our Governance Guidelines state that candidates for our Board, in order to be nominated by our ESG Committee, must be qualified and eligible to serve under applicable law, the Articles, and the NYSE rules, and should have:
A high level of personal and professional integrity;
Strong ethics and values; and
The ability to make mature business judgments.
In addition, the Governance Guidelines provide that the ESG Committee may consider additional factors when determining whether a candidate is qualified to serve on our Board, including the candidate’s:
Experience in corporate management, as a board member of another publicly held company, and in finance and accounting and/or compensation practices;
Professional and academic experience relevant to our industry;
Leadership skills;
Cultural perspective and diversity of thought; and
Ability to commit the time required for service on our Board.
28 TechnipFMC	Proxy Statement 2024

Corporate Governance
Board Composition, Refreshment, and Succession Planning
The ESG Committee regularly evaluates the composition of our Board and considers whether the Board has the right set of backgrounds, experience, skills, diversity, and qualifications to effectively oversee our Company’s strategy and our executives’ execution of that strategy. One of the key goals of our Board composition is to ensure we have the right skills and experience on our Board to execute our strategic goals successfully and efficiently. As such, the Board actively considers diversity of backgrounds, experience, skills, geography, and perspectives, including gender and cultural diversity, in the recruitment and nomination of directors. Our current directors possess a diversity of such skills, experience, and expertise that are relevant to our business, such as the following:
Executive leadership;
Industry experience;
Corporate governance and legal;
Strategy and risk management;
Cultural and gender diversity;
Sustainability and emerging technologies;
External public company board service;
Finance and audit;
Cybersecurity;
Environmental; and
Acquisition, divestment, and investment portfolio management.
The ESG Committee conducts a search, which may include assistance from an independent search firm, to identify, screen, and assess the capabilities of potential new director candidates. In recent years, this process resulted in the Company identifying and appointing new Board members in 2019, 2020, 2021, and 2023: Mr. Yearwood, Mses. Øvrum and Zurquiyah, and Mr. Gwin, respectively, as part of our ongoing Board refreshment focus.
In addition to evaluating directors’ skills and experience that tie directly to our business strategy, the ESG Committee also regularly considers any changes in the professional status, independence, external commitments, and other public company directorships of our directors to assess the potential impact of these changes on the Board’s effectiveness.
Proxy Statement 2024	TechnipFMC 29

Corporate Governance
Board and Committee Evaluations
The Board believes that a rigorous evaluation process is an essential component of strong corporate governance practices. Each year, the Board reviews its effectiveness through a comprehensive self-evaluation process at the Board and committee levels.

Process is Initiated

The ESG Committee reviews and approves the process to evaluate the performance of the Board and its three committees.

Evaluation Distributed

Questionnaires are distributed through a third-party web-based platform. The process encourages candid responses from our directors and promotes productive discussions.

Questionnaires solicit feedback on issues, including:

- Board/Committee operations
- Succession planning
- Committee composition, processes, and effectiveness
- Board dynamics
- Director preparation, participation, and contribution
- Management preparation and communications

Analysis

Completed questionnaires are analyzed and summarized by Company management and reported to the ESG Committee Chair.

Presentation of Results

The ESG Committee Chair reviews the results of the evaluations with the full Board and each committee to determine areas of opportunity.

30 TechnipFMC	Proxy Statement 2024

Corporate Governance
Board Commitments
In conjunction with our Board and committee evaluations, our ESG Committee is responsible for ensuring that our directors possess and demonstrate a willingness to devote the required time and attention to Board duties and to otherwise fulfill the responsibilities required of directors.
A majority of our directors serve on no more than two other public company boards of directors. In addition, unless otherwise determined by our Board, no member of the Audit Committee may serve as a member of the audit committee of more than two other public companies.
In assessing our directors’ ability to devote the required time to his or her Board duties, the ESG Committee reviews the nature of the other companies on which they serve. The ESG Committee also discusses with each director the time commitments and expectations of his or her other board duties to ensure that he or she can continue to serve the Company and its shareholders effectively. Our ESG Committee and our Board believe that each of our directors will continue to demonstrate her or his expertise and ability to dedicate sufficient time to carry out Board duties effectively and diligently.
Shareholder Recommendations for Future Candidates
Shareholders may submit recommendations for future candidates for election to the Board for consideration by the ESG Committee by writing to us at Hadrian House, Wincomblee Road, Newcastle upon Tyne, NE6 3PL, United Kingdom, Attention: Corporate Secretary. All recommendations from shareholders will be reviewed by the ESG Committee. The ESG Committee evaluates nominees recommended by shareholders in the same manner in which it evaluates other nominees. Please see the section entitled “Criteria for Board Membership in Governance Guidelines” above for more information.
Proxy Statement 2024	TechnipFMC 31

Corporate Governance
Enterprise Risk Management
Executive management is responsible for the day-to-day management of the risks the Company faces, while our Board, as a whole and through its various committees, has responsibility for the oversight of risk management for the Company. The Company has an Enterprise Risk Management (“ERM”) process and framework to identify and evaluate varying levels of risk and their potential impact on the Company, as well as steps to mitigate those risks. As part of the ERM framework, our senior management, led by our Chair and CEO, undertakes a process that identifies, categorizes, and analyzes the relative severity and likelihood of the various risks to which the Company is or may be subject. In addition, our Board and its committees receive periodic reports from senior management that identify and assess significant enterprise-related risks and address mitigation strategies and plans implemented or proposed for each key risk.
In addition, while the Board has ultimate responsibility for overall risk management oversight, it has designated each of its three Board committees with oversight of certain risks within their own areas of responsibility, as indicated in the table below.
Audit Committee	Compensation and Talent Committee	ESG Committee

   Legal and regulatory compliance related to financial statements and disclosures
   Financial reporting and internal controls
   Liquidity
   Contract management
   Cybersecurity
   Other risks, such as taxes and
foreign exchange
   Insurance

   Legal and regulatory compliance related to compensation and benefits
   Compensation policies and practices (including employee benefit plans and administration of equity plans)
   Procedures for management succession
   Fair representation and inclusion

   Legal and regulatory compliance related to corporate governance
   Director succession
   Crisis management preparedness
   Environmental, social, and governance (including climate change)
   Company’s compliance program

HSE risks and mitigating actions are reported to the Board of Directors for consideration and advice. HSE is one of the core risk areas for our Company, and therefore, the Board of Directors has determined that the responsibility for this area is shouldered by the entire Board. For more information on our HSE activities, please see the section entitled “Health, Safety, and Security” in our U.K. Annual Report and Accounts.
Committees of the Board of Directors
The Board continually reviews the scope of responsibilities of its committees to ensure that each functions appropriately to provide requisite oversight and guidance. Our Board maintains an Audit Committee, a Compensation and Talent Committee, and an ESG Committee, each of which comprises a minimum of three directors selected by the Board upon recommendation of the ESG Committee. Each member of our Audit Committee, Compensation and Talent Committee, and ESG Committee, which collectively includes all members of our Board other than our Chair and CEO, meets the independence standards as defined under the NYSE’s listing standards and SEC rules, as applicable. Additionally, each member of our Audit Committee qualifies as an “audit committee financial expert,” as defined by SEC rules.
The Board receives regular updates from its committees on individual categories of risk, including strategy, financial/operations, cybersecurity, people, technology, investment, legal/compliance, political/legislative/ regulatory, corporate social responsibility, and sustainability. Each of these committees operates pursuant to a written charter setting out the functions and responsibilities of the committee, which is reviewed annually, and may be viewed on our website at www.technipfmc.com under the heading “About us > ESG.”
32 TechnipFMC	Proxy Statement 2024

Corporate Governance
Audit Committee
2023 Meetings: 4
Current Members	Primary Responsibilities
Kay G. Priestly (Chair) Robert G. Gwin Sophie Zurquiyah
   Oversight of the financial management and control of the Company, as well as oversight of the Company’s independent registered public accounting firm
   Monitoring the Company’s financial reporting process
   Reviewing the Company’s consolidated financial statements and internal controls with management and the independent auditor
   Monitoring the Company’s compliance with its internal accounting and control policies, as well as legal and regulatory requirements to the extent such compliance relates to the consolidated financial statements and financial disclosures
   Selecting, subject to shareholder approval, the Company’s independent auditor, and reviewing the qualifications, independence, performance, and remuneration of such independent auditor
   Reviewing the effectiveness and performance of the Company’s internal audit function
   Considering risks relating to cybersecurity and receiving regular reports on the Company’s cyber readiness, adversary assessment, risk profile status, and any countermeasures being undertaken or considered by the Company
   Reviewing the effectiveness of processes for reviewing and escalating financial-related allegations reported through the Company’s allegation hotline
   Reviewing certain Company metrics on health, safety, and environmental matters

Proxy Statement 2024	TechnipFMC 33

Corporate Governance
Compensation and Talent Committee
2023 Meetings: 4
Current Members	Primary Responsibilities
John O’Leary (Chair) Claire S. Farley John Yearwood
   Reviewing, evaluating, and approving the agreements, plans, policies, and programs of the Company to compensate its independent directors, the Chair and CEO, and other officers
   Consistent with equity plans approved by the Company’s shareholders, reviewing, evaluating, and approving all equity awards by the Company to executive officers and approving the number of equity securities or equity derivatives that the CEO is authorized to allocate to all other employees at his discretion
   Reviewing the compensation disclosures in the Company’s U.K. Annual Report and Accounts and Proxy Statement for the Company’s annual general meeting of shareholders
   Producing the Compensation and Talent Committee Report to be included in the
Company’s Proxy Statement
   Reviewing, evaluating, and approving the directors’ remuneration policy and the directors’ remuneration report
   Reviewing and evaluating potential successors for executive officers and others in senior management
   Reviewing and evaluating global strategy on fair representation and inclusion
   Otherwise discharging the Board’s responsibilities related to compensation of the Company’s executive officers and directors

34 TechnipFMC	Proxy Statement 2024

Corporate Governance
ESG Committee
2023 Meetings: 4
Current Members	Primary Responsibilities
Eleazar de Carvalho Filho (Chair) Margareth Øvrum John Yearwood
   Advising and making recommendations to the Board regarding corporate governance and ESG practices and initiatives and overseeing the Company’s progress in implementing its practices and programs
   Monitoring the development and implementation of the Company’s compliance program (including procedures for allegation reporting, investigation, and remediation) to ensure that the Company operates in compliance with the principles of ethical conduct and good governance
   Identifying individuals qualified to become Board members, consistent with the criteria approved by the Board, and recommending director nominees to the Board for election at the annual general meeting of shareholders or for appointment to fill vacancies on the Board
   Recommending directors to serve on each committee of the Board and recommending the Lead Independent Director
   Leading the Board in the annual performance evaluation of the Board and its committees

Board Meetings and Attendance
Our Board met in person or by telephone conference four times in 2023. Each of the 2024 director nominees attended 75% or more of Board and his or her respective committee meetings in 2023.
Director Independence
Annual Review of Independence
The ESG Committee conducts an annual review of the independence of Board members and reports its findings to the full Board, which then makes a determination as to the independence of each director, as defined under the standards adopted by the NYSE and regulations adopted by the SEC. These standards specify certain relationships that are prohibited in order for a director to be deemed independent. In addition to these objective standards, our Board makes a subjective determination of independence by evaluating all relevant facts and circumstances. In particular, when assessing the materiality of a director’s relationship with the Company, the Board considers the issue not merely from the standpoint of the director, but also from the standpoint of persons or organizations with whom the director has an affiliation.
The Board has not adopted a policy that deems a director to be non-independent after a certain tenure on the Board as we believe our retirement policy and natural turnover will achieve the appropriate balance between long-term directors with deep institutional knowledge and new directors who bring fresh perspectives and increased diversity to our Board. Our Board reviews director tenure in connection with its director independence determinations. If all of our director nominees are elected at the Annual Meeting, the average tenure of our independent directors will be approximately five years as the Board believes prior service on our legacy companies differed in breadth and scope from current service on our Board.
Proxy Statement 2024	TechnipFMC 35

Corporate Governance
The Board’s independence determinations included a review of all 2023 commercial transactions, relationships, and arrangements between us and our subsidiaries, affiliates, and executive officers with entities associated with our directors or members of their immediate family. Such transactions, relationships, and arrangements are summarized below.

The Board considered that Mses. Farley and Øvrum, and Mr. O’Leary, each served as directors or executive officers at companies that have had commercial business relationships with the Company in 2023, all of which were ordinary course commercial transactions.

Ms. Øvrum is a member of the Board of Directors of FMC Corporation, our former parent company. Our Company and FMC Corporation are parties to a separation and distribution agreement and a joint litigation defense agreement that relate to the separation of the companies’ businesses that occurred in 2001.

Independence Determination
In determining that none of the relationships noted above affected the independence of any of the interested directors, the ESG Committee considered the nature of the transactions, the dollar amounts involved, and the respective director’s role, if any, in the transaction.
Based on the report and recommendation of the ESG Committee, the Board has affirmatively determined that each of our non-executive directors is “independent” as defined under the NYSE listing standards. As such, following our Annual Meeting, eight of our nine directors will be non-executive, independent directors. In addition, the Board has affirmatively determined that all of the members of the Audit Committee and Compensation and Talent Committee satisfy the enhanced independence criteria required for such members under regulations adopted by the SEC and NYSE listing standards.
Compensation Committee Interlocks
and Insider Participation
From January 1, 2023 through December 31, 2023, the members of the Compensation and Talent Committee of the Board were Claire S. Farley, John O’Leary, and John Yearwood. None of these members have ever been an officer or employee of the Company or any of our subsidiaries or had any relationships with us or any of our subsidiaries requiring disclosure under SEC regulations. None of our executive officers has ever served on the board of directors or the compensation committee (or board committee performing equivalent functions) of any other entity that has had any executive officer serving as a member of our Board or Compensation and Talent Committee. None of the members of our Compensation and Talent Committee has a relationship with the Company that is required to be disclosed under Item 404 of SEC Regulation S-K.
Communications with Directors
To provide our shareholders and other interested parties with a direct and open line of communication to our Board, a process has been established for communications with any member of the Board, including our Lead Independent Director, the Chair of any of our committees, or with our non-executive directors as a group, by sending such written communication to c/o Lead Independent Director, TechnipFMC plc, Hadrian House, Wincomblee Road, Newcastle upon Tyne, NE6 3PL, United Kingdom. Please visit our website at www.technipfmc.com for any changes to our principal headquarters address. All communications will be received, processed, and then directed to the appropriate member(s) of our Board, other than, at the Board’s request, certain items unrelated to the Board’s duties, such as spam, junk mail, solicitations, employment inquires, and similar items.
36 TechnipFMC	Proxy Statement 2024

Director Compensation
This section describes the Company’s compensation program that applies to our non-executive directors. The compensation of our Chair and CEO, Douglas Pferdehirt, is included in the “Executive Compensation Discussion and Analysis” section below because he is a named executive officer (“NEO”) under SEC rules.
Non-executive Director Compensation
Compensation for our non-executive directors was developed by the Compensation and Talent Committee with the assistance of its independent compensation consultant, Fredrick W. Cook & Co., Inc. (“FW Cook”), and approved by the Board. The program, which comprises cash compensation and restricted stock unit (“RSU”) awards, is designed to reflect the practices of peer companies as determined by reference to the peer groups discussed in the section entitled “Executive Compensation Discussion and Analysis.”
The directors’ compensation program is intended to provide a competitive package that enables the Company to attract and retain highly skilled individuals with relevant experience and the necessary time and ability to serve on the board of a company of our size, complexity, and geographical breadth. The program balances the practices within our market norms in our core geographies and the varied expectations of our diverse shareholder base. Given the global talent pool that our directors represent, the program is also designed to provide sufficient flexibility in the form of compensation delivered to meet the needs of individuals who are located in different countries and the travel that is often required to attend meetings, while ensuring that a substantial portion of directors’ compensation is linked to the long-term success of the Company.
Key Non-executive Director Compensation Practices

TechnipFMC uses an independent consulting firm, FW Cook, to recommend changes in compensation for non-executive directors, based on market and peer competitiveness and program strategy trends in non-executive director compensation.

Changes to our director compensation program are reviewed and approved by our Compensation and Talent Committee, comprising independent directors, and must be ratified by our full Board.
Our Directors’ Remuneration Policy provides for an annual cap on total remuneration.
Each non-executive director is subject to a share ownership requirement of 5x the annual cash retainer.
Proxy Statement 2024	TechnipFMC 37

Director Compensation
Components of Non-executive Director Compensation
The following table describes the components of the Company’s non-executive director compensation program for 2023.
Compensation Element	Compensation
Annual Cash Retainer	$100,000
Annual Equity Grant
$175,000 in RSUs, vesting after one year of service and settled in Ordinary Shares on a date elected by the non-executive director that is either (a) after a period of one to ten years from the grant date or (b) upon their separation from Board service. The elections are made prior to the beginning of the grant year and are irrevocable after December 31 of the year prior to grant.

Annual Chair Fee[1]	$25,000 for Audit Committee $20,000 for Compensation and Talent Committee $15,000 for ESG Committee
Annual Lead Independent Director Fee	$50,000
Committee Meeting Fee	$2,500 per committee meeting
Other Benefits	Reimbursement of travel and other related expenses incurred in connection with attending Board and committee meetings Assistance with the annual individual U.K. tax return
(1)	Upon recommendation by FW Cook, our Board approved a $5,000 increase to chair fees, effective in 2023, in line with market trends.
38 TechnipFMC	Proxy Statement 2024

Director Compensation
Non-executive Director Compensation Table
The following table details the total compensation for our non-executive directors for the year ended December 31, 2023. Our Chair and CEO, Mr. Pferdehirt did not receive any additional compensation for his service as a director.
Members of the Board of Directors
	Fees Earned or Paid in Cash ($)
Name	Annual Cash Retainer ($)	Additional Fees ($)[1]	Stock Awards ($)[2]	All Other Compensation ($)[3]	Total ($)
Eleazar de Carvalho Filho	100,000	17,500	175,000	2,226	294,726
Claire S. Farley	100,000	57,500	175,000	—	332,500
Robert Gwin[4]	100,000	7,500	189,569	—	297,069
Peter Mellbye[5]	50,000	12,500	—	2,226	64,726
John O'Leary	100,000	30,000	175,000	2,226	307,226
Margareth Øvrum	100,000	10,000	175,000	2,226	287,226
Kay G. Priestly	100,000	35,000	175,000	2,226	312,226
John Yearwood	100,000	20,000	175,000	2,226	297,226
Sophie Zurquiyah	100,000	10,000	175,000	2,480	287,480
(1)	Includes the amount of fees paid for attendance at committee meetings and additional fees paid to the Chair of each Board committee and to the Lead Independent Director.
(2)
RSU grants were valued using the closing price on the NYSE of the Company’s Ordinary Shares on February 17, 2023 of $14.01 per share, in accordance with the SEC proxy disclosure rules and Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The RSUs are forfeited if a director ceases service on the Board prior to the vesting date of the RSUs, except in the event of death or disability. Unvested RSUs will be settled and are payable in Ordinary Shares upon the death or disability of a director or in the event of a change in control of the Company. The aggregate outstanding RSUs held by each of the Company’s non-executive directors on December 31, 2023 was 736,839 (443,544 of which were vested but not yet settled in Ordinary Shares as of December 31, 2023). Dividend equivalents will accumulate on the RSUs to the extent the Company pays dividends on its Ordinary Shares.

(3)	Includes assistance for annual individual U.K. tax preparation. Total amount is based on utilization by the respective director in a given tax year.
(4)	Mr. Gwin joined the Board of Directors on February 1, 2023. In addition to the annual equity grant of $175,000, he received a prorata award for his service prior to the annual grant date.
(5)	Mr. Mellbye retired from the Board of Directors on April 28, 2023.
Proxy Statement 2024	TechnipFMC 39

Director Compensation
Other Benefits
Each non-executive director receives reimbursement for travel and other related expenses incurred in connection with attending Board and committee meetings.
Director Share Ownership Requirements
To further align the interests of non-executive directors with the interests of the Company’s shareholders, each non-executive director is subject to a share ownership requirement.
Ownership Requirement	5x the annual cash retainer
Covered Share Interests	Ordinary Shares and RSUs that the director owns and/or has a beneficial interest in
Time for Achievement	Five years from initial appointment
All of our directors met their applicable share ownership requirements as of December 31, 2023.
40 TechnipFMC	Proxy Statement 2024

Proposal 2 —
2023 Say-on-Pay for NEOs
What am I voting on?
Executive compensation is an important matter to the Company, the Board, the Compensation and Talent Committee, and the Company’s shareholders. Our executive compensation program is reviewed by the Compensation and Talent Committee with the objective of developing a program that drives the achievement of the Company’s overall performance and business strategies to create and preserve value for our shareholders.
Our say-on-pay vote gives our shareholders the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our NEOs as disclosed in this Proxy Statement, including the Executive Compensation Discussion and Analysis, compensation tables, and narrative discussion. We currently include this advisory vote on an annual basis. While the say-on-pay vote is advisory and therefore not binding, our Board and Compensation and Talent Committee value the diverse perspectives of our shareholders, which we receive through a number of channels, including the say-on-pay vote. We carefully consider our shareholders’ feedback throughout the year in evaluating our executive compensation program. We are asking our shareholders to approve the compensation of our NEOs by casting a vote “FOR” the following resolution:
“RESOLVED, that the compensation paid to the Company’s NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Executive Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby APPROVED.”
Where can I find information about executive compensation?
The “Executive Compensation Discussion and Analysis” section of this Proxy Statement describes in detail our executive compensation program and decisions made by our Compensation and Talent Committee for 2023.
Is this vote binding on the Board or the Compensation and Talent Committee?
This vote is advisory only, pursuant to Section 14(a) of the Exchange Act, and our NEOs’ 2023 compensation is not conditional on it. The vote will not be binding upon the Board or the Compensation and Talent Committee, and neither the Board nor the Compensation and Talent Committee will be required to take any action (or refrain from taking any action) as a result of the outcome of the vote on this proposal.
The Board values shareholders’ feedback, and the Compensation and Talent Committee will review and consider the outcome of the vote, as well as feedback received directly from shareholders from our shareholder engagement program, in connection with the ongoing review of the Company’s executive compensation program. However, shareholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation program are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our 2024 executive compensation program in consideration of the advisory vote on executive compensation relating to 2023 compensation.

Proxy Statement 2024	TechnipFMC 41

Proposal 3 — 2023 Directors’
Remuneration Report
What am I voting on?
All U.K. incorporated companies that are “quoted companies” under the Companies Act are required to submit their directors’ remuneration report to shareholders on an annual basis. As such, we are asking our shareholders to approve, on a non-binding advisory basis, the 2023 Directors’ Remuneration Report of our U.K. Annual Report and Accounts, which reports our 2023 executive and non-executive directors’ compensation. Please see the discussion under “Executive Compensation Discussion and Analysis” below for the reasons why the Board is recommending that the shareholders vote “FOR” the 2023 Directors’ Remuneration Report.
Is this vote binding on the Board or the Compensation and Talent Committee?
This vote is advisory only, pursuant to the Companies Act, and our directors’ entitlement to receive remuneration is not conditional on it. Payments made or promised to directors will not have to be repaid, reduced, or withheld in the event the resolution is not passed.
The resolution and vote are a means of providing shareholder feedback to the Board. The Board values shareholders’ feedback, and the Compensation and Talent Committee will review and consider the outcome of the vote in connection with the ongoing review of the Company’s executive director and non-executive director compensation program.

42 TechnipFMC	Proxy Statement 2024

Proposal 4 — Prospective
Directors’ Remuneration Policy
What am I voting on?
As a company governed by the Companies Act and in accordance with Section 439 thereof, we are asking shareholders to approve our prospective Directors’ Remuneration Policy, the form of which is presented in the 2024 Directors’ Remuneration Report of our U.K. Annual Report. The Directors’ Remuneration Policy describes the Company’s forward-looking policy on directors’ remuneration, including information on payments to directors for loss of office.
The Directors’ Remuneration Policy is subject to a binding shareholders’ vote by ordinary resolution at least once every three years, the last of which occurred at our 2021 Annual Meeting. If approved, the Directors’ Remuneration Policy will take effect following the Annual Meeting. On approval of the Directors’ Remuneration Policy, all payments by the Company to its directors and former directors will be made in accordance with the Directors’ Remuneration Policy, unless a payment has been separately approved by a shareholder resolution.
What happens if this resolution is not approved?
If the Directors’ Remuneration Policy is not approved at the Annual Meeting, the Company will incur additional expenses to comply with English law as it will be required to hold additional shareholder meetings until a policy is approved. In addition, if the Directors’ Remuneration Policy is not approved, the Company may not be able to pay expected compensation to its directors, including the Chair and CEO, which could materially harm its ability to attract and retain quality directors and top executives and to manage its business.

Proxy Statement 2024	TechnipFMC 43

Executive Compensation Discussion and Analysis
Named Executive Officers
Douglas J. Pferdehirt Age: 60 Position Held in 2023: Chair and Chief Executive Officer
Justin Rounce Age: 57 Position Held in 2023: Executive Vice President and Chief Technology Officer
Jonathan Landes Age: 51 Position Held in 2023: President, Subsea
Alf Melin Age: 54 Position Held in 2023: Executive Vice President and Chief Financial Officer
Thierry Conti Age: 40 Position Held in 2023: President, Surface Technologies
Victoria Lazar Age: 58 Position Held in 2023: Executive Vice President, Chief Legal Officer and Secretary from January 1, 2023 through July 31, 2023
44 TechnipFMC	Proxy Statement 2024

Executive Compensation Discussion and Analysis
Our Executive Compensation Philosophy
As a leading technology provider to the traditional and new energies industries, the Compensation and Talent Committee believes that our executive compensation program must attract, retain, and motivate exceptionally talented individuals who are committed to deliver on our vision and our purpose to bring together the scope, know-how, and determination to transform our clients’ project economics.
Our executive compensation philosophy is built around three core principles that emphasize pay-for-performance and delivering on our business strategies and shareholders’ interests:
Align compensation to key business objectives
that create sustainable shareholder value creation.
Incentivize executives
to exceed our short-term and long-term goals and objectives through significant at-risk compensation.
Attract, retain, and motivate
highly skilled executive talent through a competitive compensation program.

Actions that Created Shareholder Value in 2023
We are committed to creating long-term and sustainable shareholder value through strategic actions that benefit both the Company and our shareholders.
Below is a summary of key actions taken during 2023 intended to create growth and value for shareholders:
Initiated a quarterly cash dividend, representing $0.20 per share on an annualized basis;
Authorized additional share repurchase of up to $400 million, increasing total authorization to $800 million;
Established new commitment to return more than 60% of annual free cash flow[1] to shareholders through at least 2025;

Announced strategic actions that create greater focus on core products, market-leading technologies and integrated solutions, including sales of the Measurement Solutions business and Apache II pipelay vessel for total proceeds of approximately $260 million; and

Gained inclusion into the Russell U.S. Index, helping drive increased investor awareness, higher trading volume, and expanded ownership.
(1)	Free cash flow is calculated as cash provided by operating activities less capital expenditures.
Proxy Statement 2024	TechnipFMC 45

Executive Compensation Discussion and Analysis
2023 Performance and Impact on Executive Compensation
We Outperformed Our Peers and Major Indexes During 2023
Our total shareholder return (“TSR”) in 2023 meaningfully outperformed our peer groups and the PHLX Oil Service Sector (“OSX”) index due to the Company’s strong execution and key strategic initiatives outlined above.

The graph above compares the cumulative TSR on our Ordinary Shares for the period from December 31, 2022 to December 31, 2023 with our relative TSR Peer Group, our Compensation Peer Group, and the OSX index. The comparison assumes $100 was invested, including reinvestment of dividends, if any, in our Ordinary Shares, relative TSR Peer Group, Compensation Peer Group, and the OSX index on December 31, 2022. Please see the sections entitled “Compensation Peer Group” and “2023 Long-Term Equity Incentive” for lists of the peer companies included in our Compensation Peer Group (defined below) and TSR Peer Group (defined below), respectively. The results shown in the graph above are not necessarily indicative of future performance.
46 TechnipFMC	Proxy Statement 2024

Executive Compensation Discussion and Analysis
CEO Pay Is Aligned with Performance of TechnipFMC
Realizable Degree of Alignment, or RDA, is a measure used to assess whether CEO realizable pay is aligned with TSR relative to a peer group. The graph below shows that our CEO percentile rank among our Compensation Peer Group (as defined in the section entitled “Compensation Decisions” below) is aligned to our performance for the period between our 2021 spin-off through the end of 2023.

Proxy Statement 2024	TechnipFMC 47

Executive Compensation Discussion and Analysis
Our 2023 Pay Programs Emphasize Pay-for-Performance
Our executive compensation incentive mix is intended to create a balance between achieving both short-term and long-term objectives of the business through compensation that links the interests of our NEOs with shareholders through significant at-risk compensation.
Total Target Compensation

(1)	RSUs are included in at-risk pay because their delivered value is based on share price at vesting.
Annual and Long-Term Incentive Performance Measures
Our 2023 executive compensation is directly tied to key financial, operational, ESG, and individual measures.

Total target compensation comprises salary, an annual cash incentive, and long-term equity incentives.
Total target compensation is benchmarked relative to relevant peer groups by our independent compensation consultant, FW Cook.

The Compensation and Talent Committee references the median of the peer group and considers other factors such as experience, tenure, role criticality, and performance of the incumbent NEO, when making compensation decisions.

The 2023 annual cash incentive was based on adjusted EBITDA as a percentage of revenue (25%), free cash flow from operations (25%), ESG Scorecard measures (25%), and individual performance in areas of strategic significance (25%).

48 TechnipFMC	Proxy Statement 2024

Executive Compensation Discussion and Analysis

Payouts for the financial portion are based on quantifiable performance. There is no payout if Company performance is below a minimum level of performance due to our emphasis on paying for performance. Payouts increase with increasing levels of performance, and there is a cap on payout at maximum performance. Performance targets and goals are predetermined, communicated in advance, and disclosed publicly.

The ESG Scorecard includes specific, measurable, and challenging goals to reduce our environmental impact, to support the communities where we live and operate, to improve and respect fair representation and inclusion in our Company, to reinforce our health and safety culture, and to reaffirm our commitments to respecting human rights and corporate governance.

Payout for the individual performance indicators is based on rigorous, individual goal setting, and year-end evaluation of performance.

PSUs comprise the majority of the 2023 long-term equity incentive grant (70%) with payout contingent on relative TSR performance and return on invested capital (“ROIC”), measured over the three-year (2023-2025) performance period.

The relative TSR performance measure comprises 50% of the PSU award and is based on equity returns — both share price performance and dividend distributions - relative to an external peer group. There is no payout if Company performance is below a minimum level of performance, and there is a cap on payout at maximum performance. In addition, in the case of negative absolute TSR performance, payouts are capped at target, even if our TSR performance relative to our Relative TSR Peer Group (as defined below) is above target.

ROIC comprises 50% of the PSU award and is calculated based on a three-year average net operating profit after tax, divided by three-year average invested capital. This measure assesses our profitability and how effectively the Company uses capital over the three-year performance period to generate income.

Performance targets and goals are predetermined, communicated in advance, and disclosed publicly.
PSUs vest on the third anniversary of the grant date following the end of the 2023-2025 performance period.

The remainder (30%) of the 2023 long-term equity incentive grant is delivered in the form of RSUs and one-third of the shares vest each year over a three-year period. The delivered value of RSUs to NEOs is based on share price performance.

Proxy Statement 2024	TechnipFMC 49

Executive Compensation Discussion and Analysis
Say-on-Pay and Shareholder Engagement
The Compensation and Talent Committee values our shareholders’ feedback on our executive compensation program as expressed through our regular shareholder engagement actions and the annual “say-on-pay” vote. At our 2023 Annual Meeting, we received 96.5% support for our “say-on-pay” proposal.
As part of our regular annual shareholder engagement, we contacted shareholders representing 56% of our outstanding shares and met with shareholders representing 29% of our outstanding shares. A team comprising senior leadership in Investor Relations, Legal, and People & Culture discussed and obtained feedback from shareholders on an important range of topics, including our executive compensation program, measures connected to short-and long-term incentives, and how we recognize performance through pay. Additionally, as requested by one of our major shareholders, one meeting was attended by the Chair of the Compensation and Talent Committee.
96.5% of 2023 Annual General Meeting Votes Supported Our Say-on-Pay Proposal.

Shareholder feedback reflected strong support for our current executive compensation program and compensation philosophy. For more information on our broader shareholder engagement efforts, see the section entitled “Corporate Governance – Shareholder Engagement” above.

50 TechnipFMC	Proxy Statement 2024

Executive Compensation Discussion and Analysis
Changes to Our Executive Compensation Program in 2023
The Compensation and Talent Committee modified the vesting schedule of our RSU awards from a three-year cliff to a three-year ratable schedule, with RSUs vesting in three equal installments over three years on the anniversary of the grant date.
The Compensation and Talent Committee’s decision to use a combination of graded vesting for RSUs and three-year cliff vesting for PSUs ensures a balanced and effective retention strategy for our equity awards. In addition, this modification aligns with market practices of our Compensation Peer Group, as reported by FW Cook.
Executive Compensation Practices
Our executive compensation practices are designed to drive performance, align with shareholder interests, and support strong governance practices that align with prevalent market standards in executive compensation. These practices are annually reviewed through shareholder engagement, recommendations from our independent compensation consultant, and executive compensation best practices.

What We Do:	What We Don’t Do:
Pay for performance by aligning performance measures with our strategy and shareholder interests	Single-trigger vesting upon a change-in-control
Ensure the majority of NEO compensation is performance-based, “at-risk” compensation	Guaranteed bonuses
Maintain a clawback policy in the event of erroneously awarded incentive based compensation resulting from a financial restatement, malfeasance, or fraud	Uncapped incentives
Require robust share ownership by executives and directors	Tax gross-ups on any severance payments
Engage an independent, external compensation consultant	Excessive perquisites, benefits, or pension payments
Benchmark compensation against relevant industry peer groups	Discounting, reloading, or repricing of stock options
Cap PSU payout at target when TSR exceeds peers’ TSR, but absolute TSR is negative	Hedging and pledging of Company securities
Proxy Statement 2024	TechnipFMC 51

Executive Compensation Discussion and Analysis
Compensation Governance
Role of the Compensation and Talent Committee
Our Compensation and Talent Committee, comprising independent non-executive directors, oversees our executive compensation program and determines the compensation for our executive officers on behalf of the Board. The Compensation and Talent Committee is responsible for, among other things, reviewing, evaluating, and approving:
The agreements, plans, policies, and programs of the Company to compensate its independent directors, Chair and CEO, and other officers, as applicable;

All awards of equity securities or equity derivatives to executive officers of the Company, as well as the total number of equity securities or equity derivatives to be allocated to all other employees at the discretion of the CEO, consistent with equity plans approved by the Company’s shareholders; and

The Company’s global strategy and initiatives related to executive succession planning for designated senior leadership roles and inclusion and diversity efforts.
The Compensation and Talent Committee also reviews the Company’s incentive compensation arrangements to ensure that they do not incentivize excessive risk-taking and evaluates compensation policies and practices that could mitigate any such risk.
Additional information on the roles and responsibilities of the Compensation and Talent Committee is provided in the section “Corporate Governance—Committees of the Board of Directors—Compensation and Talent Committee,” and the charter of the Compensation and Talent Committee may be viewed on our website at www.technipfmc.com under the heading “About us > ESG.”
Role of the Compensation and Talent Committee’s Independent Consultant
Under its charter, the Compensation and Talent Committee has the sole authority to retain and terminate any compensation consultant, outside counsel, or any other advisors engaged to assist in the evaluation of compensation of directors or executive officers, including the sole authority to approve the consultant’s fees and its terms. The Compensation and Talent Committee considers appropriate standards in selecting its compensation consultants consistent with NYSE rules, SEC rules, and requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”).
The Compensation and Talent Committee first appointed FW Cook as its independent compensation consultant in 2021. FW Cook provides the Compensation and Talent Committee independent advice in evaluating our director and executive compensation program, as well as insight into legislative and governance activity, market prevalence, and setting the Compensation Peer Group used to inform executive compensation decisions.
The Compensation and Talent Committee annually assesses FW Cook’s independence and objectivity by considering seven factors:
1.
FW Cook provides no services to TechnipFMC or its management other than the services provided to the Committee in its capacity as the Committee’s independent advisor on executive and director compensation;

2.	FW Cook’s fees and expenses for consulting services to the Committee were less than 1% of FW Cook’s total revenue in 2023;
3.	FW Cook’s policies and procedures that are designed to prevent conflicts of interest;
4.	No member of the consulting team (or their spouse) serving the Committee has any business or personal relationship with any member of our Board, the Committee, or our executive officers;
5.	No member of the FW Cook consulting team (or the consulting team’s immediate family members) owns TechnipFMC Ordinary Shares;
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Executive Compensation Discussion and Analysis
6.
No member of the FW Cook consulting team (or their spouse) serving TechnipFMC’s Committee has any business or personal relationship with any executive officer of TechnipFMC, nor does any other employee of FW Cook have such a relationship; and

7.	There are no other factors deemed relevant that might impair the independence of FW Cook from TechnipFMC, any Committee member of TechnipFMC, or any member of TechnipFMC’s management.
FW Cook was paid approximately $102,000 in time and expenses related to executive compensation services provided in 2023. In accordance with its annual practice and pursuant to the SEC rules and NYSE listing standards, the Compensation and Talent Committee reviewed and considered the independence of FW Cook during 2023 and determined that FW Cook’s work performed during 2023 did not raise any conflicts of interest.
The Annual Process
Each year the Compensation and Talent Committee approves an annual calendar that sets out the key activities in accordance with its charter. The key activities of the Compensation and Talent Committee in 2023 were as follows:
Q1	Q2-Q3	Q4
   Approve compensation decisions and equity awards for directors and officers
   Approve Company performance achievements for prior year in relation to annual short-term and long-term incentive plans
   Review and discuss executive compensation strategy, structure, and programs
   Approve annual compensation disclosures in Company Proxy Statement and U.K. Annual Report and Accounts

   Review executive officer share ownership guidelines and
compliance
   Discuss shareholders’ and proxy advisory firms’ feedback and review annual general meeting vote results
   Determine the Compensation Peer Group

   Review internal governance policies (e.g., clawback and insider trading policy) and compliance
   Approve annual equity budget for non-executives, and review impact on shareholder dilution
   Review peer compensation practices and executive leadership compensation versus
Compensation Peer Group
   Provide feedback on potential framework for annual and long-term incentive plans for the upcoming fiscal year
   Review the Company’s strategy related to succession planning for senior leadership roles

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Executive Compensation Discussion and Analysis
Compensation Decisions
Compensation Peer Group
We compete with energy industry companies, as well as with other industries and professions, for executive-level talent. In making decisions about target compensation levels, the Compensation and Talent Committee reviews data from peer group proxy statements and market survey data.
In determining peer groups, the Compensation and Talent Committee evaluates companies with reasonably similar business characteristics, which includes the factors outlined below:
Applicable Industry Focus – Prioritize public companies with energy or engineering and construction elements that trade on major U.S. stock exchanges;
Relevant Size Range – Companies within a reasonable range of TechnipFMC for revenue, market capitalization, and assets; and

Business Characteristics – Companies with similar margin profiles, international focus, asset intensity, and sales per full-time employee; prioritize companies that are logistically and technically complex, mature stage businesses, and business-to-business focused.

In 2022, the Compensation and Talent Committee conducted its annual review of the compensation peer group and determined that the following companies (“Compensation Peer Group”) continue to constitute the peer group for benchmarking executive compensation decisions for 2023:
2023 Compensation Peer Group
AECOM	Jacobs Solutions Inc.
APA Corporation	KBR, Inc.
Baker Hughes Company	National Oilwell Varco, Inc.
ChampionX Corp.	Oceaneering International, Inc.
Chart Industries, Inc.	Quanta Services, Inc.
Devon Energy Corporation	SLB
Dover Corporation	Transocean Ltd.
Fluor Corporation	Valmont Industries, Inc.
Halliburton Company	Weatherford International plc
Setting Target Executive Compensation
In determining the target compensation package for each NEO, the Compensation and Talent Committee compares each element of an NEO’s compensation to data for relevant roles within the Compensation Peer Group as well market survey data, and the experience, tenure, and performance of the incumbent. To provide additional perspectives, the Compensation and Talent Committee also considers internal relativities between the CEO and the NEOs.
Our fully independent Compensation and Talent Committee approves our CEO’s compensation. The CEO’s annual performance objectives are reported and evaluated by both the Compensation and Talent Committee and during executive sessions of the full Board to promote a comprehensive analysis and evaluation of our CEO’s annual performance. Any changes to the CEO’s target compensation are made in accordance with the shareholder-approved Directors’ Remuneration Policy.
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Executive Compensation Discussion and Analysis
The CEO recommends changes to compensation for the other NEOs without them present, which are approved by the Compensation and Talent Committee with input from its independent compensation consultant.
No NEO participates in any discussion that relates to his or her own compensation.
Use of Compensation Tally Sheets
The Compensation and Talent Committee uses tally sheets to ensure they receive the information necessary to evaluate the total compensation of an NEO. Tally sheets list each component of an executive’s compensation throughout a range of alternative scenarios (e.g., termination, change-in-control transaction, etc.). The compensatory amounts include cash compensation, accumulated deferred compensation balances, outstanding equity awards, benefits, perquisites, and any other item, as well as projected values of equity awards under various performance and termination scenarios, and realized stock option and stock gains.
Establishing Performance Measures and Goals
In setting performance goals, the Compensation and Talent Committee considers the Company’s annual financial plans, strategic initiatives, and projections, which are impacted by the following factors:
The overall business climate and the cyclical nature of our business;
Underlying market conditions for our products and services;
Volatility in commodity prices;
Our competitors’ performance;
Anticipated changes in customer activity; and
Our prior-year performance.
These inputs inform discussions regarding both the targets and the ranges around the targets to ensure the goals are sufficiently difficult and challenging without incentivizing inappropriate risk taking.
Elements of 2023 Executive Compensation
Our executive compensation program comprises short-term and long-term components that link executives’ pay to their performance and their advancement of TechnipFMC’s annual and long-term performance and business strategies. In addition, the program also aligns the executives’ interests with those of shareholders and encourages retention of high-performing executives.
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Executive Compensation Discussion and Analysis
The table below summarizes these elements, along with their purpose and key characteristics.
Element	Purpose	Key Characteristics
Base Salary	To provide market competitive compensation for the role	Fixed cash compensation Reflects major responsibilities of an NEO’s role Set with reference to market median of Compensation Peer Group, based on responsibility, experience, and performance
Annual Cash Incentive	To drive and reward the achievement of short-term Company strategic goals and individual contributions
   At-risk cash compensation
   Target value based on role, set with reference to market
median peer group
   Paid based on achievement of business performance targets
(75%) and individual performance targets (25%)
   2023 business performance targets were Adjusted EBITDA as a percentage of revenue (25%), free cash flow from operations (25%), ESG Scorecard measures (25%), and individual performance measures (25%)
   Actual payout can range from 0% to 200% of target

Performance Share Units	To drive and reward the achievement of long-term results and align interests of NEOs with shareholders’ interests
   Payout linked to the achievement of TechnipFMC relative TSR (50%) and ROIC (50%) for the 2023 to 2025 performance period
   Realized value is based on performance and post-grant
share price appreciation
   Actual payout can range from 0% to 200% of target

Restricted Stock Units	Further align NEOs’ interests with the interests of our shareholders by incentivizing them to increase share value, while reinforcing the retention impact of our compensation program	Realized value based in part on post-grant share price appreciation Three-year ratable vesting schedule
Health and Welfare Benefits, Retirement Benefits, and Perquisites	To facilitate the performance of the role and ensure a market competitive total compensation package
   The same health and welfare benefits offered to other
employees of the Company in the respective countries
   Retirement savings offered through participation in our 401(k) and non-qualified defined contribution plans, similar to plans offered to other U.S. employees
   Limited perquisites including financial planning, tax assistance, car allowances, club memberships, executive physicals, expatriate allowances (if applicable), and security services where necessary

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Executive Compensation Discussion and Analysis
Base Salary
For 2023, the Compensation and Talent Committee carefully reviewed NEO compensation and compared it to the market median and the Compensation Peer Group before determining that moderate salary adjustments were warranted to ensure base pay was competitively positioned in accordance with our compensation philosophy.
The table below provides the annualized base salaries for each NEO.
Named Executive Officer[1]	2022	2023	% Change
Douglas J. Pferdehirt	$1,236,000	$1,328,700	7.5%
Alf Melin	$650,000	$700,000	7.7%
Justin Rounce	$600,000	$630,000	5.0%
Jonathan Landes	$525,000	$550,000	4.8%
Thierry Conti	$425,000	$450,000	5.9%
(1)	This table excludes Ms. Lazar, who last served as Executive Vice President, Chief Legal Officer and Secretary until July 31, 2023.
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Executive Compensation Discussion and Analysis
Annual Cash Incentive
2023 Annual Cash Incentive Targets
We provide our NEOs with an annual cash incentive to drive and reward the achievement of short-term Company strategic goals and individual contributions. Each NEO has an annual cash incentive target, set as a percentage of base salary. Each NEO can earn 0% to 200% of their annual cash incentive target, depending on Company and individual performance.
The Compensation and Talent Committee reviews and approves target annual cash incentive percentages for the NEOs annually, based on a review of market median total compensation data for our peers. The targets are set at appropriate levels to incentivize executive officers to achieve our short-term financial, ESG, and individual goals. The annual cash incentive also ensures that we provide executive officers with market-competitive levels of total compensation.
The following were the 2022 and 2023 annual cash incentive targets for our NEOs:
Named Executive Officer[1]	2022	2023	% Change
Douglas J. Pferdehirt	135%	135%	0%
Alf Melin	100%	100%	0%
Justin Rounce	100%	100%	0%
Jonathan Landes	100%	100%	0%
Thierry Conti	75%	75%	0%
(1)	This table excludes Ms. Lazar, who last served as Executive Vice President, Chief Legal Officer and Secretary until July 31, 2023.
Annual Cash Incentive Performance Indicators
75% of the annual cash incentive is based on business performance indicators (“BPI”), and 25% is based on individual annual performance indicators (“API”).

BPI Component – 75% of Annual Cash Incentive
The BPI components are intended to drive the achievement of key financial and ESG objectives. Each component is assessed independently from the other components and has a maximum possible payout of 200% of target. Furthermore, if performance with respect to any BPI component fails to meet the threshold level, the payout is 0%.
Target Setting for BPI Measures
Performance targets related to our annual cash incentive are set at “stretch” targets that are considered difficult and challenging but achievable with superior execution based on our long-range plans. Given the cyclical nature of our industry, as well as the variability in some of our metrics caused by the life cycle progression of a few very large projects, our targets can vary in absolute terms when compared to prior-year targets but are set to ensure that achievement will require the same or improved execution to achieve the targets.
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Executive Compensation Discussion and Analysis
The 2023 BPI measures for the annual cash incentive are outlined below:

BPI Measure % Weighting	Definition	Why it matters
Adjusted EBITDA as a Percentage of Revenue %		
25% Weighting	Adjusted earnings before interest, taxes, depreciation, and amortization, calculated as a percentage of revenue	Reflects our performance in leveraging cost efficiencies and driving profitability improvement, which help create a sustainable business
Free Cash Flow		
25% Weighting	Cash provided by operating activities, less capital expenditures	Measures our ability to generate cash as an indicator of the financial health and liquidity of the Company
ESG Performance		
25% Weighting	Performance relative to the TechnipFMC ESG Scorecard	Directly links our compensation program to our ESG commitments and objectives, as set forth in our 2021-2023 ESG Scorecard

2023 Key Financial Results Linked to the Compensation of Our Executives
The 2023 results and corresponding calculated payouts of adjusted EBITDA as a percentage of revenue and free cash flow are summarized below.
2023 BPI Measure	2023 Goals[1]			2023 Performance[2]
	Threshold Performance	Target Performance	Maximum Performance	Performance %	Payout %
Adjusted EBITDA as a percentage of revenue 25% Weighting	10.2%	11.7%	13.2%	12.0%	120%
Free cash flow 25% Weighting	$150 million	$300 million	$450 million	$468 million	200%
(1)
Financial targets and actual performance based on adjusted EBITDA exclude non-recurring charges and credits, such as impairments, restructuring costs, integration costs, foreign exchange impact, as well as other items identified in TechnipFMC’s quarterly and annual financial statements. Free cash flow is defined as cash provided by operating activities less capital expenditures. For reconciliation of adjusted EBITDA, adjusted EBITDA margin, and free cash flow to their respective most directly comparable GAAP measures, please refer to “Appendix A - Reconciliation of Non-GAAP Measures” in this Proxy Statement.

(2)
Payout for performance between the threshold, target, and maximum payouts are interpolated on a straight-line basis. The final weighted payout percentage for BPI is rounded to the nearest whole percent for calculating the annual cash incentive payout.

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Executive Compensation Discussion and Analysis
In accordance with established guidelines, the goals are adjusted for the cumulative effect of changes in accounting principles, significant acquisitions and divestitures, and foreign exchange movements. These changes are intended to ensure that performance is measured on a like-for-like basis relative to the goals that were set.
Results of the 2021-2023 ESG Scorecard
To align our executives’ incentives with our ESG commitments, we link our executive compensation to our ESG Scorecard performance. This complements the extensive efforts that inform our approach to ESG matters to drive behaviors and create outcomes that make a positive impact on the planet, people, and communities in which we operate.
Determination of Payout for 2023
The ESG Committee is responsible for determining and assessing the Company’s ESG Scorecard objectives, certifying results, and recommending a performance rating to the Compensation and Talent Committee, who reviews this information to determine the ESG Scorecard payout.
The ESG Committee performed a comprehensive review of the Company’s 2021-2023 ESG Scorecard objectives and considered the following:
Environmental pillar: We reduced our GHG emissions and exceeded our waste recycling and reuse objectives;
Social pillar: We achieved or significantly outperformed our targets on fair representation, inclusion, volunteering, and STEM initiatives;
Governance pillar: We exceeded our Serious Injuries and Fatalities (“SIF”) prevention projects objective and met our human rights due diligence and ethics and compliance objectives;
In aggregate, we met or exceeded ten of the twelve individual objectives connected to our 2021-2023 ESG Scorecard;
Our commitment over the past three years to meaningfully advance ESG initiatives and cultivate inherent and sustainable behavior in all of our ESG pillars; and

Our significant progress in raising awareness of how individual employee actions contribute to the achievement of our ESG objectives and embedding ESG awareness into our culture, as demonstrated by our achievements in our ESG Scorecard.

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Executive Compensation Discussion and Analysis
Based on this comprehensive assessment, the ESG Committee determined that, in aggregate, the Company exceeded its 2021-2023 ESG Scorecard objectives and recommended a payout reflective of an above expectations rating. Aligned with this rating, the Compensation and Talent Committee approved a payout of 140% out of a maximum 200%. A summary of the 2021-2023 ESG Scorecard component of the 2023 annual incentive is provided below.

(1)	Metric shows against target and is cumulative
(2)	Metric shows against target and is annual
For more details on how each metric is measured and our progress in 2023, please see the section entitled “Environmental, Social, and Governance” in our U.K. Annual Report and Accounts.
API Component – 25% of Annual Cash Incentive
The API objectives for each NEO are established at the start of the year. Similar to our BPI performance objectives, API objectives are set at “stretch” levels (i.e., objectives that are difficult and challenging but should be achievable with superior execution) using a rigorous evaluation process.
Each February, the Compensation and Talent Committee reviews and approves the Chair and CEO’s API objectives for the new fiscal year, and evaluates the prior-year API performance to determine the payout for the API component of his annual cash incentive. Similarly, the Chair and CEO reviews and approves the API objectives of the other NEOs for the new fiscal year, and assesses the prior-year API performance to recommend individual API payouts to the Compensation and Talent Committee for review and approval.
If an NEO failed to achieve any of his or her objectives, the API multiple would likely be 0%, absent any mitigating factors. If the NEO met some, but not all, of the objectives, the API multiple would fall between the range of 0% to 200%, depending upon the number of objectives accomplished, their relative importance and difficulty as determined by the Compensation and Talent Committee, and any factors that may have prevented achievement of certain objectives.
For 2023, the NEOs received API ratings ranging from 170% to 200% for the year, with an average rating of 176%.
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Executive Compensation Discussion and Analysis
The objectives, achievements, as well as the Compensation and Talent Committee’s assessment were as follows:
Douglas J. Pferdehirt Chair and CEO
Objective	Achievements
Above expectations
Shareholder Returns:
Deliver superior returns Achieve debt reduction Expand shareholder distributions
  2023 TSR outperformed our peers and the OSX index
  Reduced the Company’s gross and net debt position and achieved debt leverage targets
  Expanded Company shareholder distributions adding a dividend as well as increasing the total value of the share repurchase program

Above expectations
Strategy and Growth:
Advance strategic financial objectives Advance technology partnerships, and strategic alliances Achieve ESG Scorecard objectives
  Both business segments outperformed 2023 financial targets, resulting in the Company exceeding targets for total Company adjusted EBITDA margin, free cash flow, revenue, backlog, and ROIC
  Advanced key technology partnerships and strategic alliances
  Advanced the Company’s Industrialization and Transformation activities, including implementing 14
Transformative Industrialization programs
  Drove the successful achievement of our three-year ESG Scorecard objectives. See the section entitled “Environmental, Social and Governance” above

Above expectations
Execute on Key Business Deliverables:
Deliver profitable growth for Subsea and Surface businesses Continue to evolve New Energy business
  Delivered above-target inbound, revenue, and EBITDA for both the Subsea and Surface businesses
  Delivered record iEPCI™ awards for our Subsea business
  Signed in-country corporate procurement agreements with key strategic customers for our Surface business
  Secured key contracts for our New Energy business and remains on track to achieve more than $1 billion in inbound by 2025

Above expectations
Organizational Readiness:
Ensure succession planning in place and incorporate fair representation
  Continued succession planning and talent development actions to increase breadth and depth of succession plans and increased diversity in succession plans and talent acquisition
  Increased representation of females and underrepresented minorities in senior leadership of the Company

Above expectations
Promote Foundational Beliefs:
  Integrity – Engage/advance industry progress in
Human Rights
  Sustainability – Achieve metrics on fair representation and community
  QHSE (Quality, Health, Safety and Environmental) – Reduce SIFR (Serious Injury and Fatality Rate) and exceed SIFP (Serious Injury and Fatality Prevention) target

  Promoted human rights through active industry leadership, including in cross industry forums
  Championed the achievement of human rights within supplier network resulting in Company-wide recognition for related initiative
  Actively contributed to advancement in gender and racial diversity through the Association of Women in Energy (AWE) and CEO Action for Racial Equity Advisory Boards
  Exceeded 2021-2023 ESG Scorecard goals for fair representation, inclusive leadership training and community/STEM volunteering
  Actively led TechnipFMC as a top contributor to both United Way and American Heart Association
  Exceeded SIFR and SIFP targets

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Executive Compensation Discussion and Analysis
Individual performance assessments for the other NEOs (other than Ms. Lazar) are summarized below.
NEO	Summary of 2023 Objectives and Key Achievements
Alf Melin Executive Vice President and Chief Financial Officer
Mr. Melin’s 2023 objectives and achievements included guiding the Company’s financial strategy to meet 2023 key financial performance targets, including adjusted EBITDA and free cash flow; a further reduction in the Company’s gross and net debt position; and an expansion of Company shareholder distributions by adding a dividend, as well as increasing the total value of the share repurchase program.

Justin Rounce Executive Vice President and Chief Technology Officer
Mr. Rounce’s 2023 objectives and achievements included developing new technologies across our lines of business; leading the proposed divestment of the Company’s Measurement Solutions business; driving the Company’s engineering, supply chain, and manufacturing activities for the delivery of customer projects; co-leading the development and update of the Company’s long-term strategies, partnerships, and alliances; and continuing to advance the Company’s Industrialization and Transformation activities.

Jonathan Landes President, Subsea
Mr. Landes’ 2023 objectives and achievements included developing, renewing, and sponsoring several key long-term contracts and alliances that will enable continued growth; delivery on Subsea segment cash flow; inbound and EBITDA targets; rollout of programs that will reduce serious injuries and improve safety; cultivating key strategic partnerships to expand our growth in the energy transition; and continuing to advance the Company’s Industrialization and Transformation activities.

Thierry Conti President, Surface Technologies
Mr. Conti’s 2023 objectives and achievements included developing the Company’s business in strategic markets such as the Middle East; optimizing the footprint and the business portfolio of the Company’s Surface segment in North America; renewing several key long-term contracts and relationships that will enable continued growth; delivery on Surface segment cash flow and EBITDA targets; rollout of programs that will reduce serious injuries and improve safety; and continuing to advance the Company’s Industrialization and Transformation activities.

Determination of 2023 Payouts under the Annual Cash Incentive Plan
Each executive’s target annual cash bonus is a percentage of his or her base salary for the year. For example, assuming an NEO has a base salary of $600,000, a 100% target bonus, a BPI rating of 153%, and an API rating of 170%, the executive’s annual cash bonus would be calculated as follows:
Component	Base Salary	Weighting	Target Bonus %	Rating	Payout
BPI	$600,000	x 75%	x 100%	x 153% =	$688,500
API	$600,000	x 25%	x 100%	x 170% =	$255,000
Total Cash Incentive Compensation					$943,500
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Executive Compensation Discussion and Analysis
Long-Term Equity Incentives
Annual long-term equity incentive awards, granted in the form of TechnipFMC equity, represent the largest component of each NEO’s annual target compensation opportunity, grounded in our compensation philosophy of paying for performance and aligning executives’ interests with those of our shareholders. Awards are made in the form of two complementary vehicles, PSU awards and RSU awards, providing a balanced focus on performance, sustainable long-term value creation, and retention.

The Compensation and Talent Committee reviews and approves equity awards for the NEOs on an annual basis. The awards are based on market competitiveness on total target compensation and aim to provide appropriate levels of retention and incentives for achieving the Company’s long-term goals.
Payout under the 2021 PSU Awards Based on Relative TSR
In February 2024, the Compensation and Talent Committee approved the performance results for the PSUs granted to NEOs in February 2021. The PSUs were subject to a performance period beginning February 16, 2021 (the date of the Spin-off) through December 31, 2023, and performance was based on relative TSR performance against an industry peer group of companies that the Committee believed reflected the companies we compete with for both shareholder investments and customers.
Relative TSR for the applicable performance period is based on the difference between the volume weighted average share price (“VWAP”) for the first month and last month of the measurement period, plus any dividends paid during that period, which are assumed to be reinvested into the stock. The difference in VWAP from the two periods is divided by the beginning VWAP value to determine total shareholder return.
The performance condition requires the Company to perform at or above the 25th percentile for a threshold payout of 50% and 75th percentile or greater for a payout of 200% of target. The payout is interpolated on a straight-line basis between those points. If our absolute TSR is negative for the performance period, the payout in respect of the TSR element is capped at target, regardless of our relative performance.
Over the 2021-2023 performance period, the Company’s TSR ranked in the 94th percentile relative to its TSR Peer Group, which resulted in a payout of 200% of target PSUs as illustrated in the table below.
Performance period	TechnipFMC relative TSR position	TechnipFMC percentile rank	Payout
February 16, 2021 to December 31, 2023	138.3%	94th	200%
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Executive Compensation Discussion and Analysis
2023 Long-Term Equity Incentive
For 2023, the Compensation and Talent Committee set the target value of equity awards for each NEO with reference to market median total compensation data. The table below sets forth the 2023 long-term incentive target value as a percent of the NEO’s base salary and the 2023 LTI target value for each of our NEOs.
Named Executive Officer(1)	2023 LTI Target (% of Base)	2023 LTI Target Value
Douglas J. Pferdehirt	785%	$10,430,295
Alf Melin	300%	$2,100,000
Justin Rounce	300%	$1,890,000
Jonathan Landes	250%	$1,375,000
Thierry Conti	125%	$562,500
(1)	This table excludes Ms. Lazar, who served as Executive Vice President, Chief Legal Officer and Secretary until July 31, 2023.
2023 Performance Stock Unit Awards (70% of Equity Award)
The Compensation and Talent Committee sets the performance targets associated with PSU awards prior to the beginning of each three-year performance period. For awards in 2023, PSU awards comprised 70% of the total long-term equity award, and payout will be based on relative TSR performance and ROIC for the three-year period of 2023-2025.
We believe that these are meaningful measures of our long-term performance and motivate our NEOs to achieve superior share price compared to our key competitors, thus aligning their interests with shareholder interests. We further reinforce this by requiring a minimum threshold of relative performance for payout and by capping payout in the case of negative absolute TSR.
PSU Measure	Weighting	Definition	Why It Matters
Relative TSR		Cumulative three-year increase in volume-weighted-average price and dividends relative to peers	Assesses our overall performance in the eyes of our shareholders and the broader stock market, relative to companies with which we compete for shareholder investments and customers
ROIC		Three-year average net operating profit after tax, divided by a three-year average invested capital	Assesses our profitability and how effectively we use capital over the three-year period to generate income
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Executive Compensation Discussion and Analysis
The relative TSR performance for our 2023 PSU awards will be measured against a group of companies (collectively, the “Relative TSR Peer Group”, and each a “TSR Peer”) that the Compensation and Talent Committee believes best reflects the companies that we compete with for both shareholder investments and customers, have comparable median market capitalization and revenue to TechnipFMC, and are exposed to similar markets in terms of industry and global scope.
2023 Relative TSR Peer Group
Baker Hughes Company	Nabors Industries Ltd.	Transocean Ltd.
ChampionX Corp.	National Oilwell Varco, Inc.	Oceaneering International, Inc.
Core Laboratories N.V.	SLB
Halliburton Company	Subsea 7 S.A.
The vesting date for the 2023 PSU awards is February 21, 2026, with a performance period of January 1, 2023 through December 31, 2025.
The Compensation and Talent Committee approved the following targets for the 2023 PSU awards:
Relative TSR
The relative TSR payout scale for the 2023-2025 PSU award is outlined below:
Performance Achievement	Relative TSR Performance	Payout (% of earned PSUs)
Below Threshold	Below 25th percentile	0%
Threshold	25th percentile	50%
Target	50th percentile	100%
Maximum or above	75th percentile or greater	200%
Note: If the Company’s absolute TSR is negative for the performance period, the payout in respect of the TSR element will be capped at target, regardless of our relative performance. For performance achievement between the levels identified above, payout percentage will be interpolated on a straight-line basis.
Return on Invested Capital (ROIC)
The 2023-2025 ROIC target was calculated based on a three-year average net operating profit after tax, divided by a three-year average invested capital. This will measure our profitability and how effectively the Company uses capital over the three-year performance period to generate financial returns.
The results for the ROIC three-year period of 2023-2025 will be disclosed at the end of the performance period.
2023 Time-Based RSU Awards (30% of Equity Award)
Time-based RSU awards further align NEOs’ interests with the interests of our shareholders by incentivizing them to increase share price, while reinforcing the retention impact of our compensation program.
For 2023, the Compensation and Talent Committee modified the vesting schedule of our RSU awards from a three-year cliff to a three-year ratable schedule, with RSUs vesting in three equal installments over three years on the anniversary of the grant date.
The Compensation and Talent Committee’s decision to use a combination of graded vesting for RSUs and three-year cliff vesting for PSUs ensures a balanced and effective retention strategy for our equity awards. In addition, this modification aligns with market practices of our Compensation Peer Group, as reported by FW Cook.
The number of RSUs granted to each of the NEOs was determined by dividing the target value set for each executive officer by the closing price of the Company’s Ordinary Shares on the NYSE on the date prior to the grant date.
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Executive Compensation Discussion and Analysis
Looking Ahead – 2024 Incentive Plans
We intend for all other core components of our incentive framework to remain the same in 2024 as in 2023. We believe the current executive compensation program is aligned to shareholder interests and effectively links executive pay to performance and the advancement of our annual and long-term business objectives.
Indirect Compensation
The final element of our executive compensation program comprises market-aligned benefits and perquisites. These are intended to both facilitate the performance of our NEOs in their roles while ensuring we remain market competitive.
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Executive Compensation Discussion and Analysis
Retirement Benefits
Eligibility for retirement savings plan participation depends on an NEO’s tenure and the country in which he or she is based. The majority of our NEOs participate in the U.S. Qualified and Non-Qualified Savings Plans on the same terms as other eligible employees.
Plan	Eligibility	Features
U.S. Qualified Savings Plan	U.S. employees working more than 30 hours a week All NEOs are eligible
   Employees can contribute between 1% and 75% of eligible compensation (salary and eligible incentives) on a pre-and after-tax basis up to statutory limits for tax qualified plans
   Company matches 100% of the first 5% of eligible contributions
   Participants are 100% vested in their contributions and matching contributions
   Employees receive an additional 2% non-elective Company contribution that vests after three years of service
   For annual compensation that exceeds the limit required for the plan to be qualified, the Company contributes up to 5% of such excess to the employee’s non-qualified savings plan

U.S. Non- Qualified Savings Plan	U.S. executives and other eligible senior employees All NEOs are eligible
   The Company contributes an amount equal to any missed Company contribution under the U.S. Qualified Savings Plan on annual compensation that exceeds the maximum limit required for the plan to be qualified
   Intent of the plan is to ensure eligible employees receive the same contribution as a percentage of eligible earnings from the Company regardless of their compensation level
   Terms mirror those of the U.S. Qualified Savings Plan
   Participants can contribute up to 75% of their eligible compensation (salary and eligible incentives) on a pre-tax basis
   Company matches 100% of the first 5% of eligible contributions
   Participants are 100% vested in their contributions and matching contributions
   Employees receive an additional 2% non-elective Company contribution that vests after three years of service
   All vested funds must be distributed upon an employee’s separation from service with the Company; provided, however, that there is a six-month delay for key employees

U.S. Pension Plan	U.S. employees of FMC Technologies with five years of service prior to January 1, 2010 Mr. Melin is the only eligible NEO
   A tax-qualified defined benefit plan
   Pension based on final average pay, calculated as the highest 60 consecutive months of pay (base salary and annual cash incentive) in the final 120 months of service
   Benefit accruals were frozen for non-union employees effective December 31, 2017

U.S. Non- Qualified Pension Plan	U.S. executives and other eligible senior employees of FMC Technologies with five years of service prior to January 1, 2010 Mr. Melin is the only eligible NEO
   A non-qualified defined benefit pension plan
   Pension based on final average pay, calculated as the highest 60 consecutive months of pay (base salary, annual cash incentive, and employee contributions made to the U.S. Non-Qualified Savings Plan) in the final 120 months of service up to statutory limits for tax qualified plans
   Benefit accruals were frozen for non-union employees effective December 31, 2017

68 TechnipFMC	Proxy Statement 2024

Executive Compensation Discussion and Analysis
Perquisites
The Company also provides limited perquisites to NEOs to facilitate the performance of their roles and to ensure a competitive total compensation package. The perquisites we provide to our executives may include financial planning, tax assistance, country club memberships, expatriate allowances, car allowances, executive physicals, and other minor expenses associated with their business responsibilities. The value of perquisites deemed to be personal is imputed as income to an executive officer, and we do not gross up for the taxes due on such imputed income. Additional allowances or benefits may be granted to NEOs if considered appropriate and reasonable.
Reflecting the safety concerns associated with their roles, the Company provides a security program for our executive officers. The Compensation and Talent Committee believes this is in the best interests of shareholders as the personal safety and security of our executive officers is critical to the stability of the Company. The security program was developed based on a risk assessment determined to be appropriate by our security team and an external consultant. We do not consider the security measures provided to our executive officers to be a personal benefit, but rather reasonable and necessary expenses for the benefit of the Company. However, in accordance with SEC disclosure rules, the aggregate incremental cost of these services is reported in the Summary Compensation Table.
Other Compensation, Benefits, and Considerations
Executive Severance Benefits
It is our policy to offer severance benefits to our executive officers because we believe that severance benefits provide important financial protection to executive officers in the event of involuntary job loss, are consistent with the practices of peer companies, and are appropriate for the retention of executive talent.
Our executive officers, including our NEOs, are entitled to severance benefits outside of a change-in-control context, the material terms of which are described in the chart below. Our general executive severance arrangements are consistent with the market practice of large public companies surveyed by our compensation consultant. Change-in-control severance benefits, as described below, and general severance benefits are exclusive of one another, and in no circumstance would any NEO receive benefits under both a change-in-control severance agreement and our general executive severance benefits.
Proxy Statement 2024	TechnipFMC 69

Executive Compensation Discussion and Analysis
Each of our NEOs is party to an Executive Severance Agreement, pursuant to which he or she is entitled to enhanced severance in the event of a qualifying termination in connection with a change-in-control event. We entered into the Executive Severance Agreements to ensure executives are incentivized to continue to work in the Company’s best interests during the period of time when a change-in-control transaction is taking place and in order to ensure we have the ability to maintain continuity of management. The Compensation and Talent Committee believes it is appropriate to provide executives with the assurance that they will not be adversely affected by a change-in-control transaction without fair compensation, except in the case of termination for cause. The material terms of the Executive Severance Agreements are described in the chart below.
Separation Scenario	Provisions under TechnipFMC Executive Severance Agreement or Relevant Equity Award Agreements
Termination without cause
   Cash severance equal to 18 months of base salary and target annual cash incentive
   Prorated target annual cash incentive for the year of termination
   18 months of medical and dental benefits continuation
   Outplacement assistance as appropriate
   Financial planning and tax preparation assistance for the final calendar year of employment
   Severance benefits subject to compliance with non-disclosure, non-compete, and non-
solicitation covenants
   Equity treated pursuant to the terms of the applicable plan
   No tax gross-ups on any payments

Retirement	Outstanding equity settled on the originally scheduled date Outstanding PSUs will remain subject to the original performance conditions, measured at the originally scheduled date
Death or disability	Accelerated vesting of all granted and outstanding equity awards, with outstanding PSUs vesting at target
70 TechnipFMC	Proxy Statement 2024

Executive Compensation Discussion and Analysis
Separation Scenario	Provisions under TechnipFMC Executive Severance Agreement or Relevant Equity Award Agreements
Qualifying termination without cause or resignation for good reason following a change-in-control event
   Double trigger requirements, meaning a change-in-control event must occur, followed by a qualifying termination within 24 months
   “Qualifying termination” defined as termination by the Company without cause, or if the executive terminates employment for good reason (e.g., material change in responsibilities, material reduction in salary and/or benefits, significant change in location of employment)
   Cash severance equal to three times or two times the greater of the executive’s annual base salary on the date of the agreement or the date of termination and two to three times the greater of his or her average actual annual cash incentive paid in the three years prior to termination or his or her target annual cash incentive for the year the executive is terminated
   Prorated target annual cash incentive for the year of termination
   Amount equal to the premiums payable for health and welfare coverage for 36 months or 24 months
   Up to $50,000 in outplacement assistance
   Accelerated vesting of all granted and outstanding equity awards, with outstanding
PSUs vesting at target
   “Best-after-tax” cutback for 280G excise tax calculations, with no tax gross-ups on any payments

Proxy Statement 2024	TechnipFMC 71

Executive Compensation Discussion and Analysis
Compensation Risk
As part of a robust approach to risk mitigation, the Company operates a number of policies that apply to our NEOs, and in many instances to broader employee populations. These policies are intended to align our NEOs with the long-term interests of our shareholders and encourage them to make decisions that expose the Company to an appropriate level of risk within our agreed framework.
Clawback Policy
In 2023, the Company adopted an updated compensation recovery clawback policy that enables us to recoup and/or cancel previously awarded compensation in defined situations. The updated policy supersedes our prior clawback policy.
Covered Employees	Executive officers subject to the reporting requirements of Section 16 of the Exchange Act By definition, this includes all NEOs
Covered Compensation	Cash and equity that is granted earned or vested based on the attainment of financial reporting measures
Triggering Events
    Restatement of the Company’s quarterly or annual financial statements resulting in erroneously awarded compensation
   Illegal acts, including fraud, material theft of Company assets, bribery, and corruption; gross negligence; and willful misconduct

Compensation and Talent Committee Authority
   Administer, interpret, and construe the policy
   Cancel previously granted compensation in part or in whole, whether vested or deferred
   Clawback previously earned or erroneously awarded compensation by requiring the executive officer to repay the Company any gain realized or payment received
   Reduce or offset future incentive compensation

72 TechnipFMC	Proxy Statement 2024

Executive Compensation Discussion and Analysis
Share Ownership and Retention Requirements
The Compensation and Talent Committee oversees the operation of share ownership guidelines that apply to our executive officers. All executive officers, including all NEOs, met their applicable ownership and retention requirements under the Company’s policy in 2023.
Share Ownership Requirements	CEO: 6x base salary CFO: 5x base salary Other executive officers: 3x base salary
Qualifying Share Interests	Ordinary shares owned outright PSU awards where the performance period is final and approved Unvested RSUs
Time for Achievement	Five years from the effective date of appointment Pro rata requirement of 20% per year applies within the first five years
Consequences for Non-achievement	At the discretion of the Board of Directors
Retention Requirement	50% of the net shares acquired after the vesting of time-based RSUs and PSUs until the required ownership level is achieved
Insider Trading and Speculation in Company Stock
Our Insider Trading Policy aims to align management’s economic ownership risk with those of shareholders. Our directors, officers, and employees are prohibited from engaging in discretionary transactions involving our securities while in possession of material, non-public information or otherwise using such information in any manner that would violate applicable laws and regulations. All such individuals are also prohibited from directly or indirectly speculating in Ordinary Shares, including derivative transactions, hedging and pledging activities, short selling, selling or purchasing options in Ordinary Shares, and borrowing against Ordinary Shares.
Tax Considerations
Although the Compensation and Talent Committee considers the accounting and tax treatment of the various forms of compensation, the accounting treatment and tax deductibility of compensation have not had and will not have a material impact on the Company’s executive compensation program. Our Compensation and Talent Committee will continue to structure our compensation program in the best long-term interests of our shareholders.
Proxy Statement 2024	TechnipFMC 73

Executive Compensation Discussion and Analysis
Summary Compensation Table for the Year Ended December 31, 2023
The following table summarizes the compensation earned by each of the NEOs from all sources for services rendered in all of their capacities to the Company during the fiscal year ended December 31, 2023.
Name and Principal Position as of 12/31/2023	Year	Salary ($)[1]	Stock Awards ($)[2]	Non-Equity Incentive Plan Compensation ($)[3]	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)[4]	All Other Compensation ($)[5]	Total ($)
Douglas J. Pferdehirt Chair and CEO	2023	1,328,700	12,436,674	2,955,195		341,926	17,062,495
	2022	1,236,000	9,699,996	2,077,407		270,193	13,283,596
	2021	1,236,000	17,629,477	2,694,789		373,416	21,933,682
Alf Melin Chief Financial Officer	2023	700,000	2,503,948	1,102,500	94,706	119,018	4,520,172
	2022	650,000	1,949,993	786,500	(249,849)	57,155	3,193,799
	2021	650,000	2,589,929	988,915	(8,626)	56,783	4,277,001
Justin Rounce Executive Vice President and Chief Technology Officer	2023	630,000	2,253,554	992,250		90,230	3,966,034
	2022	600,000	1,799,997	726,000		81,462	3,207,459
	2021	600,000	3,649,495	969,000		111,776	5,330,270
Jonathan Landes President, Subsea	2023	550,000	1,639,478	866,250		109,865	3,165,593
	2022	525,000	1,312,493	635,250		71,042	2,543,784
	2021	475,000	1,593,115	755,250		57,588	2,880,953
Thierry Conti President, Surface Technologies	2023	450,000	670,674	531,564		333,387	1,985,625
	2022	—	—	—	—	—	—
	2021	—	—	—	—	—	—
Victoria Lazar Former Executive Vice President Chief Legal Officer and Secretary	2023	367,231	1,240,030	346,192		507,556	2,461,009
	2022	500,000	999,996	555,000		25,775	2,080,771
	2021	—	—	—	—	—	—
(1)	Salary represents contractual annual base salary.
(2)	In accordance with SEC regulations for the Summary Compensation Table, the “Stock Awards” column includes:
i.
For each year, the sum of the aggregate grant date fair value of time-based RSUs and PSUs subject to either market-based (TSR) or performance-based (ROIC) vesting conditions. Determination of fair value was made in accordance with FASB ASC Topic 718. With respect to PSUs subject to performance-based (ROIC) vesting conditions and time-based RSUs, the aggregate grant date fair value of such awards was based on the Company’s share price on the grant date of the awards. With respect to PSUs subject to TSR market-based vesting conditions, the grant date fair value of such award was determined utilizing a Monte Carlo simulation as disclosed in our Annual Report on Form 10-K.

ii.
The maximum award value of PSUs granted in 2023 subject to market-based conditions are shown in the table below. The methodology used in this table is the same as in the Summary Compensation Table for the PSUs.

	Pferdehirt	Melin	Rounce	Landes	Conti
2023	16,608,796	3,343,960	3,009,548	2,189,469	895,674
ii.	Mrs. Lazar’s grant was forfeited in its entirety at the time of her departure.
(3)	Represents short-term incentive remuneration earned in 2023 and paid in March 2024.
74 TechnipFMC	Proxy Statement 2024

Executive Compensation Discussion and Analysis
(4)
The amounts shown in the Change in Pension Value column reflect the actuarial increase in the present value of the NEO’s benefits at the first retirement date with unreduced benefits (age 62 for U.S. pension programs) under all of our pension plans. These amounts are determined using interest rates and mortality rate assumptions consistent with those disclosed in our Annual Report on Form 10-K.

(5)	The amounts reflected in the “All Other Compensation” column for the fiscal year ended December 31, 2023 represent:

Mr. Pferdehirt – contributions to the U.S. Qualified Savings Plan and U.S. Non-Qualified Savings Plan of $271,773, financial planning and personal tax assistance of $15,000, personal use of Company automobile of $14,311, security services of $26,071, U.K. tax preparation of $4,437, Company-paid life insurance premium of $494, spousal travel of $9,841.

Mr. Melin – contributions to the U.S. Qualified Savings Plan and U.S. Non-Qualified Savings Plan of $116,532, Company-paid life insurance premium of $260, and U.K. tax preparation of $2,226.
Mr. Rounce – contributions to the U.S. Qualified Savings Plan and U.S. Non-Qualified Savings Plan of $88,649, security services of $1,346, and Company-paid life insurance premium of $234.

Mr. Landes – contributions to the U.S. Qualified Savings Plan and U.S. Non-Qualified Savings Plan of $88,637, car allowance of $18,000, security services of $3,023, and Company-paid life insurance premium of $205.

Mr. Conti – contributions to the U.S. Qualified Savings Plan and U.S. Non-Qualified Savings Plan of $45,399, car allowance of $31,932, Company-paid life insurance premium of $167, expatriate allowances and benefits of $254,421, and tax equalization of $1,468.

Ms. Lazar – contributions to the U.S. Qualified Savings Plan and U.S. Non-Qualified Savings Plan of $87,396, Company-paid life insurance premium of $13, U.K. tax preparation of $2,226, paid holidays not taken of $65,310, severance payment during 2023 of $346,667, Company-paid COBRA installments of $4,695.80, and outplacement services of $1,250.

Grants of Plan-Based Awards Table
Shown below is information with respect to plan-based awards made in 2023 to each NEO.
			Estimated Possible Payouts under Non-Equity Incentive Plan Awards			Estimated Possible Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)[3]
Name	Award Type[1]	Grant Date	Threshold ($)	Target ($)[2]	Maximum ($)	Threshold[4] (#)	Target (#)	Maximum (#)
Douglas J. Pferdehirt	Annual Incentive	2023		1,793,745	3,587,490
	RSU	2/21/2023							223,346	3,129,077
	PSU - TSR	2/21/2023				130,286	260,571	521,142		4,653,798
	PSU - ROIC	2/21/2023				130,286	260,571	521,142		4,653,798
Alf Melin	Annual Incentive	2023		700,000	1,400,000
	RSU	2/21/2023							44,967	629,988
	PSU - TSR	2/21/2023				26,231	52,463	104,925		936,980
	PSU - ROIC	2/21/2023				26,231	52,463	104,925		936,980
Justin Rounce	Annual Incentive	2023		630,000	1,260,000
	RSU	2/21/2023							40,471	566,999
	PSU - TSR	2/21/2023				23,608	47,216	94,432		843,278
	PSU - ROIC	2/21/2023				23,608	47,216	94,432		843,278
Proxy Statement 2024	TechnipFMC 75

Executive Compensation Discussion and Analysis
			Estimated Possible Payouts under Non-Equity Incentive Plan Awards			Estimated Possible Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)[3]
Name	Award Type[1]	Grant Date	Threshold ($)	Target ($)[2]	Maximum ($)	Threshold[4] (#)	Target (#)	Maximum (#)
Jonathan Landes	Annual Incentive	2023		550,000	1,100,000
	RSU	2/21/2023							29,443	412,496
	PSU - TSR	2/21/2023				17,175	34,350	68,700		613,491
	PSU - ROIC	2/21/2023				17,175	34,350	68,700		613,491
Thierry Conti	Annual Incentive	2023		337,500	675,000
	RSU	2/21/2023							12,044	168,736
	PSU - TSR	2/21/2023				7,026	14,052	28,104		250,969
	PSU - ROIC	2/21/2023				7,026	14,052	28,104		250,969
(1)
“RSU” awards are time-based restricted stock unit awards, “PSU-TSR and “PSU-ROIC” awards are market-based restricted stock unit awards based on the TSR and ROIC performance measure. The annual RSU awards vest one-third on February 21, 2024, February 21, 2025, and February 21, 2026. The “PSU-TSR and “PSU-ROIC” awards vest on February 21, 2026.

(2)	Each target award as a percentage of base salary: Mr. Pferdehirt – 135%; Mr. Melin - 100%; Mr. Rounce – 100%; Mr. Landes - 100%; and Mr. Conti – 75%.
(3)
Grant date fair values were determined in accordance with FASB ASC Topic 718. With respect to PSUs subject to market-based (TSR) vesting conditions, the grant date fair value of such award was determined utilizing a Monte Carlo simulation as disclosed in our Annual Report on Form 10-K.

(4)	Threshold for TSR is 50%, for ROIC is 50%.
This table excludes Ms. Lazar, who served as Executive Vice President, Chief Legal Officer and Secretary until July 31, 2023, and all outstanding awards were forfeited upon her departure.
For a description of the material terms of the RSU awards, including the vesting schedules and a description of the performance targets and potential award amounts for PSUs, please see the descriptions set out in the section entitled “Executive Compensation Discussion and Analysis - Long-Term Equity Incentives.” Dividend equivalents, where allowed, are accumulated on RSU and PSU awards and are payable only if and when the RSUs and PSUs vest.
76 TechnipFMC	Proxy Statement 2024

Executive Compensation Discussion and Analysis
Outstanding Equity Awards at Fiscal Year-End Table
Shown below is information for each of the NEOs with respect to outstanding equity awards as of December 31, 2023.
		OPTION AWARDS					STOCK AWARDS
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Incentive Award Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($/€)	Option Expiration Date	Number of Shares or Units of Stock that have Not Vested (#)	Market Value of Shares or Units of Stock that have Not Vested ($)[5]	Incentive Award Plan Awards: Number of Unearned Shares, Units, or Other Rights that have Not Vested (#)	Incentive Award Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that have Not Vested ($)[5]
Douglas J. Pferdehirt	6/20/2017	286,529			20.89	6/20/2027		—
	2/26/2018	245,973			23.78	2/26/2028		—
	3/8/2019	438,045			16.47	3/8/2029
	4/1/2021[1]						267,418	5,385,799
	4/1/2021[2]						364,661	7,344,273	948,120	19,095,137
	3/8/2022[3]						369,289	7,437,480	861,675	17,354,135
	2/21/2023[5]						223,346	4,498,188	521,142	10,495,800
Alf Melin	6/26/2017	7,176			20.89	6/26/2027		—
	6/14/2018	6,584			25.24	6/14/2028		—
	4/1/2021[2]						73,308	1,476,423	171,052	3,444,987
	3/8/2022[3]						74,238	1,495,153	173,223	3,488,711
	2/21/2023[5]						44,967	905,635	104,925	2,113,190
Justin Rounce	3/8/2019	81,286	—		16.47	3/8/2029
	4/1/2021[2]						95,864	1,930,701	223,684	4,504,996
	3/8/2022[3]						68,527	1,380,134	159,899	3,220,366
	2/21/2023[5]						40,471	815,086	94,432	1,901,860
Jonathan Landes	6/26/2017	10,873	—		20.89	6/26/2027		—
	6/14/2018	7,317			25.24	6/14/2028		—
	4/1/2021[2]						44,642	899,090	104,166	2,097,903
	3/8/2022[3]						49,968	1,006,356	116,592	2,348,163
	2/21/2023[5]						29,443	592,982	68,700	1,383,618
Thierry Conti	4/1/2021[2]	—	—				9,868	198,742	9,868	198,742
	3/8/2022[3]						13,135	264,539	13,134	264,519
	5/1/2022[4]						8,670	174,614	20,231	407,452
	2/21/2023[5]						12,044	242,566	28,104	566,015
(1)	Mr. Pferdehirt’s grant of 267,418 RSUs will vest on April 1, 2025.
(2)	Reflects April 1, 2021 grant of RSUs and PSUs, as applicable, that vest on March 1, 2024.
(3)	Reflects March 8, 2022 grant of RSUs and PSUs, as applicable, that vest on March 8, 2025.
(4)	Mr. Conti’s grant on May 1, 2022 of RSUs and PSUs will vest on May 1, 2025.
(5)	The market value of PSUs and RSUs that have not vested is calculated using the closing price of the Company’s Ordinary Shares on the NYSE of $20.14 on December 29, 2023.
This table excludes Ms. Lazar, who served as Executive Vice President, Chief Legal Officer and Secretary until July 31, 2023, and her outstanding equity awards were forfeited upon her departure.
Proxy Statement 2024	TechnipFMC 77

Executive Compensation Discussion and Analysis
Option Exercises and Stock Vested Table
Shown below is information for each of the NEOs with respect to options to purchase Ordinary Shares exercised in 2023 and RSU and PSU awards that vested in 2023.
	OPTION AWARDS		STOCK AWARDS
Named Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting[1] ($)
Douglas J. Pferdehirt	—	—	807,034	11,887,611
Alf Melin	—	—	24,460	360,296
Justin Rounce	—	—	149,757	2,205,921
Jonathan Landes	—	—	22,850	336,581
Thierry Conti	—	—	14,526	213,968
(1)	The value of the vested shares does not include dividends earned.
Ms. Lazar, who served as Executive Vice President, Chief Legal Officer and Secretary until July 31, 2023, did not hold any options, and none of her stock awards vested in 2023.
Pension Benefits Table
The table below shows the present value of accumulated benefits payable to Mr. Melin, who was the only NEO who participated in a Company pension plan. The table includes the number of years of service credited to Mr. Melin using interest rate and mortality rate assumptions consistent with those used in our financial statements. Credited years of service for Mr. Melin includes years of service pre-merger with FMC Technologies and its former parent company. The U.S. Pension Plan values are the present value of accrued benefits at the first retirement date for unreduced benefits. The U.S. Non-Qualified Pension Plan value is the present value at December 31, 2023 of the lump sum payable at the first retirement date for unreduced benefits.
Name	Plan Name[1]	Number of Years of Credited Service as of December 31, 2023	Present Value of Accumulated Benefit as of December 31, 2023 ($)[2]	Payments During Last Fiscal Year
Alf Melin	U.S. Pension Plan	18.7	$561,239	$—
	U.S. Non-Qualified Pension Plan	18.7	$507,682	$—
(1)
Effective January 1, 2010, the U.S. Pension Plan and the U.S. Non-Qualified Pension Plan were closed to new entrants and frozen for employees, including executive officers, with less than five years of vesting service as of December 31, 2009. Accordingly, only Mr. Melin participated in the U.S. Pension Plan and the U.S. Non-Qualified Pension Plan. Effective December 31, 2017, future benefit accruals were frozen under the U.S. Pension Plan and the U.S. Non-Qualified Pension Plan.

(2)	The following assumptions were used to calculate the present value of accumulated benefits as of December 31, 2023:
i.	Sum of present value of U.S. Pension Plan benefit accrued through freeze date of December 31, 2017 plus present value of non-qualified defined benefit accrued through freeze date of December 31, 2017.
ii.
Present value of U.S. Qualified Pension Plan benefit calculated as amount payable at first unreduced age using December 31, 2023 ASC 715 disclosure assumptions (5.2%, Pri-2012 adjusted with modified MP-2020 projection scale) and reflecting discounting of present value back to December 31, 2023 ASC 715 interest only (52%).

iii.
Present value of U.S. Non-Qualified Pension Plan benefit calculated as amount payable at first unreduced age using December 31, 2023 ASC 715 disclosure assumptions (4.1%, 417(e) 2021 for lump sums) and reflecting discounting of present value back to December 31, 2023 ASC 715 Interest only (5.2%).

iv.	Unreduced benefits are first available at age 62 (for Mr. Melin, assuming continued employment with TechnipFMC until that time) under the U.S. Pension Plan and the U.S. Non-Qualified Pension Plan.
78 TechnipFMC	Proxy Statement 2024

Executive Compensation Discussion and Analysis
U.S. Pension Plan
Benefit Formula
Our U.S. Pension Plan is a defined benefit plan that provides eligible employees having five or more years of service a pension benefit for retirement. Years of credited service and final average yearly earnings are used to calculate the pension benefit. The final average yearly earnings are based on the highest 60 consecutive months out of the final 120 months of compensation through the date on which benefit accruals were frozen, December 31, 2017. The normal annual retirement benefit is the product of (a) and (b) below:
(a)	the sum of:
i
1% of the participant’s final average yearly earnings up to the Social Security Covered Compensation Base (defined as the average of the maximum Social Security taxable wages bases for the 35-year period ending in the year in which Social Security retirement age is reached), plus 1.5% of the participant’s final average yearly earnings in excess of the Social Security covered compensation base, multiplied by the participant’s expected years of credited service at age 65 up to 35 years of credited service; and

ii	1.5% of the participant’s final average yearly earnings multiplied by the participant’s expected years of credited service at age 65 in excess of 35 years of credited service; and
(b)	the ratio of actual years of credited service to expected years of credited service at age 65.
Eligible Earnings
Eligible earnings under the U.S. Pension Plan include the base salary and annual cash incentive paid by the Company to the executives for each plan year, subject to certain IRS limits. Equity compensation, such as RSU, PSU, and stock option awards, and deferrals to the U.S. Non-Qualified Savings Plan, are not included. Eligible earnings were frozen as of December 31, 2017.
Early Retirement
The U.S. Pension Plan’s “early retirement” eligibility is on or after the participant’s 55th birthday with 10 years of service. A participant in the U.S. Pension Plan who retires on or after their “early retirement date” is entitled to receive the early retirement benefit, which is equal to the normal retirement benefit reduced by one-third of 1% for each month by which the commencement of the participant’s early retirement benefit precedes the participant’s 62nd birthday. A participant in the U.S. Pension Plan whose employment terminates prior to their early retirement date is entitled to receive an early retirement benefit payable after the attainment of age 55, which is equal to the normal retirement benefit reduced by one-half of 1% for each month by which the commencement of the participant’s early retirement benefit precedes the participant’s 65th birthday.
Payment of Pension Benefit
The normal retirement benefit is an individual life annuity for single retirees and 50% joint and survivor annuity for married retirees. The U.S. Pension Plan also provides for a variety of other methods for receiving pension benefits, such as 75% and 100% joint and survivor annuities, level income, and lump sum for benefits with lump sum values of $1,000 or less. The levels of annuities are actuarially determined based on the age of the participant and the age of the participant’s spouse for joint and survivor annuities. The actuarial reduction for a participant and spouse who are both age 62 is 7.9% from the normal retirement benefit for the 50% joint and survivor annuity, 11.4% from the normal retirement benefit for the 75% joint and survivor annuity, and 14.7% from the normal retirement benefit for the 100% joint and survivor annuity. The level income annuity pays increased benefits to the retiree until Social Security benefits begin at age 62 and reduces the benefit after age 62 so that the total of the retirement benefit and Social Security benefits is approximately equal before and after age 62.
U.S. Non-Qualified Pension Plan
The normal form of payment for the U.S. Non-Qualified Pension Plan is a lump sum distribution. In addition, a participant may elect to receive his or her benefit in monthly installments payable over five years. The actuarial equivalence assumption for interest rates is based on the lesser of the 30-year U.S. Treasury Rate in effect for October of the year prior to termination and 6%.
Proxy Statement 2024	TechnipFMC 79

Executive Compensation Discussion and Analysis
Non-Qualified Deferred Compensation Table
Pursuant to the Company’s U.S. Non-Qualified Savings Plan, certain of our U.S.-based employees, including our NEOs, may defer up to 75% of base salary and annual cash incentive. For the U.S. Non-Qualified Savings Plan, deferral elections are made by eligible employees in November or December of each year for amounts earned (or granted with regard to incentive compensation awards) in the following year. The investment options are publicly available mutual funds. The Company’s matching contribution will be made in the same investment allocations that the participant selects for his or her contributions to the plan. In addition, the NEOs who participate in the U.S. Non-Qualified Savings Plan may elect to defer all or any portion of their base salary and annual cash incentive payments for the current year under the U.S. Non-Qualified Savings Plan, and the deferred amounts will be deemed as being invested in any funds available under the U.S. Non-Qualified Savings Plan.
Name	Executive Contributions in Last Fiscal Year ($)[1]	Registrant Contributions in Last Fiscal Year ($)[2]	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)[3]
Douglas J. Pferdehirt	340,254	248,673	803,002		6,207,659
Alf Melin	6,981	92,340	110,169		757,091
Justin Rounce	67,742	67,396	87,897		708,530
Jonathan Landes	6,353	66,614	113,257		568,768
Thierry Conti	76,640	24,390	36,209		231,937
Victoria Lazar[4]	49,385	64,296	19,138		160,913
(1)	All amounts are included in Salary and Non-Equity Incentive Plan Compensation reported for the NEOs in the Summary Compensation Table.
(2)	All contributions made by the Company for the NEOs are included in All Other Compensation for the NEOs in the Summary Compensation Table.
(3)	The following amounts have been reported in the Summary Compensation table in previous years: Mr. Pferdehirt $5,228,279, Mr. Melin $138,184, Mr. Rounce $533,222, and Mr. Landes $76,871.
(4)
Ms. Lazar, who served as Executive Vice President, Chief Legal Officer and Secretary until July 31, 2023, received contributions through her transition period until she left the Company on August 31, 2023. Please see the section entitled “Separation of Ms. Lazar” for more information.

Potential Payments upon Termination
The compensation and benefits payable to each of the NEOs in the event of a voluntary termination are the same as those available to all other salaried employees in those situations. Our NEOs receive additional compensation benefits either in the event of their death or disability, retirement, or involuntary not-for-cause termination as discussed in this section, or, alternatively, in the event of a change-in-control. Termination payments and change-in-control payments are mutually exclusive, and our NEOs are not entitled to receive both forms of payment.
Payments in the Event of Death, Disability, or Retirement
In the event of the death or disability of an NEO during active employment with the Company, all outstanding equity awards vest on the first business day following death or disability. This death or disability benefit also exists for any of our employees who hold an unvested equity award at the time of their death or disability. In the event of an NEO’s retirement after reaching the age of 62, all outstanding equity awards are retained and vest in accordance with their pre-retirement, original vesting schedule.
The following table shows the value to each of the NEOs if death or disability had occurred on December 31, 2023.
80 TechnipFMC	Proxy Statement 2024

Executive Compensation Discussion and Analysis
Executive Benefits and Payments in the Event of Death or Disability on December 31, 2023
Long-Term Incentive Compensation
Name	Performance-Based Restricted Stock Units ($)[1]	Stock Options/SARs ($)[2]	Time Vested Restricted Stock Units Unvested and Accelerated ($)	Total ($)
Douglas J. Pferdehirt	46,945,071		24,665,740	71,610,811
Alf Melin	9,046,888		3,877,212	12,924,100
Justin Rounce	9,627,222		4,125,921	13,753,143
Jonathan Landes	5,829,684		2,498,427	8,328,112
Thierry Conti	1,436,727		880,460	2,317,188
(1)	Assumes PSUs are paid at target (100%).
(2)
Unvested stock options vest and become exercisable in the event of death or disability. All stock options plans have an exercise price that is greater than the Company’s stock price on December 29, 2023.

This table excludes Ms. Lazar, who served as Executive Vice President, Chief Legal Officer and Secretary until her departure on July 31, 2023.
Payments Made in an Involuntary Termination
The amounts shown in the table below are calculated using the assumption that an involuntary not-for-cause termination was effective as of December 31, 2023, and, as a result, are based on amounts earned through such time and are estimates only of amounts that would be paid out to the NEOs in the event of such a termination. The actual amounts that would be paid out if such a termination were to occur can be determined only at the time of such NEO’s actual termination.
Executive Benefits and Payments for Involuntary Termination Not in Connection with a Change-in-Control Occurring on December 31, 2023
	Compensation		Benefits and Perquisites					Total ($)
Name	Severance Payment ($)[1]	Prorated Target Annual Cash Incentive ($)[2]	Equity Award and Long-Term Incentive Acceleration ($)	Medical, Dental, Life Insurance and Disability Benefits ($)[3]	Financial Planning and Tax Preparation Assistance ($)[4]	Outplacement Services ($)	Value of Additional Pension Service ($)
Douglas J. Pferdehirt	3,786,795	1,793,745	—	26,132	15,000	50,000	—	5,671,672
Alf Melin	1,750,000	700,000	—	36,305	—	50,000	1,068,921	3,605,226
Justin Rounce	1,575,000	630,000	—	36,250	—	50,000	—	2,291,250
Jonathan Landes	1,375,000	550,000	—	25,515	—	50,000	—	2,000,515
Thierry Conti	1,012,500	337,500	—	16,500	—	50,000	—	1,416,500
Victoria Lazar[5]	2,080,000	346,192	—	21,131	—-	6,300	—	2,453,623
(1)	Severance payment equal to 18 months’ base salary and target annual cash incentive.
(2)	Prorated target annual cash incentive for the year of termination.
(3)	18 months of medical, dental, life and Accidental Death & Disability benefit continuation.
(4)	Financial planning and tax preparation assistance for the year of termination.
(5)
The amounts included for Ms. Lazar disclose the payments and benefits actually provided by the Company in connection with her separation from the Company as further described in the section entitled “Separation of Ms. Lazar.”

Proxy Statement 2024	TechnipFMC 81

Executive Compensation Discussion and Analysis
Payments Made in the Event of a Qualifying Termination upon a Change-in-Control
Under the terms of our NEOs’ executive severance agreements, our NEOs are entitled to receive severance benefits if they experience a Qualifying Termination within 24 months following a change-in-control event. A “Qualifying Termination” is an involuntary termination of the NEO’s employment by the Company for reasons other than cause, disability, or death, or a voluntary resignation for good reason, in each case during the 24-month period following a change-in-control event.
The amounts shown in the table below are calculated using the assumption that each NEO incurred a Qualifying Termination upon a change-in-control event that was effective as of December 31, 2023. As a result, such amounts are based on amounts earned through such time and are only estimates of amounts that would be paid out to the NEOs in the event of such a termination. The actual amounts that would be paid if such a termination were to occur can only be determined at the time of such NEO’s actual termination.
Executive Benefits and Payments for a Qualifying Termination upon Change-in-Control Occurring on
December 31, 2023
	Compensation				Benefits and Perquisites				Total ($)
Name	Severance Payment ($)[1]	Prorated Target Annual Cash Incentive or Agreed Bonus ($)[2]	Equity Award and Long-Term Incentive Acceleration ($)[3]	Non- Compete Payments ($)	Medical, Dental, Life Insurance, and Disability Benefits ($)[4]	Financial Planning and Tax Preparation Assistance ($)	Outplacement Services ($)	Value of Additional Pension Service ($)
Douglas J. Pferdehirt	9,367,335	1,793,745	71,610,811	—	52,264	15,000	50,000	—	82,889,155
Alf Melin	2,800,000	700,000	12,924,100	—	48,407	—	50,000	1,068,921	17,591,428
Justin Rounce	2,520,000	630,000	13,753,143	—	48,333	—	50,000	—	17,001,476
Jonathan Landes	2,200,000	550,000	8,328,112	—	34,020	—	50,000	—	11,162,132
Thierry Conti	1,575,000	337,500	2,317,188	—	21,999	—	50,000	—	4,301,687
(1)
The amount represents three times base salary and three times target annual cash incentive for Mr. Pferdehirt and two times base salary and two times annual cash incentive for Messrs. Melin, Rounce, Landes, and Conti.

(2)	Prorated target annual cash incentive for the year of termination.
(3)	Assumes PSUs are paid at target.
(4)	Three years of benefits continuation for Mr. Pferdehirt and two years of benefits continuation for Messrs. Melin, Rounce, Landes, and Conti.
This table excludes Ms. Lazar, who served as Executive Vice President, Chief Legal Officer and Secretary until her departure on July 31, 2023.
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Executive Compensation Discussion and Analysis
Separation of Ms. Lazar
As previously disclosed, Ms. Lazar ceased to serve as the Company’s Executive Vice President, Chief Legal Officer and Secretary, effective July 31, 2023. In accordance with the Agreement (as defined below), Ms. Lazar remained employed with the Company between August 1 and August 31, 2023 (the “Transition Period”) to ensure an orderly transition of her duties. During the Transition Period, Ms. Lazar continued to receive the compensation and benefits in effect prior to the Transition Period through August 31, 2023 (the “Separation Date”).
In connection with Ms. Lazar’s departure, the Company and Ms. Lazar entered into a Separation, Release and Waiver of Claims and Restrictive Covenant Agreement (the “Agreement”), dated July 31, 2023, pursuant to which Ms. Lazar will be entitled to the following benefits: (a) a payment equal to two times the sum of her base salary and annual target bonus, payable over 48 bi-weekly pay periods; (b) a pro rata bonus for 2023 based on target performance, payable within 30 days of her separation; (c) the full cost of medical, dental, and vision benefits for up to 18 months or, if earlier, the date she is eligible for coverage under another employer’s group medical, dental, and vision plans; (d) tax preparation assistance for her years of employment; and (e) up to 12 months of outplacement services, in exchange for a release of claims, her continued compliance with 24-month post-termination non-competition and non-solicitation covenants, her ongoing cooperation with the Company, a mutual non-disparagement covenant, and covenants regarding confidential information. Any unvested equity awards as of the Separation Date granted under the Company’s long-term incentive plan were forfeited and cancelled in their entirety.
CEO Pay Ratio
Pursuant to Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K as promulgated by the SEC, we are providing the following information about the ratio of the total annual compensation of our CEO to the total annual compensation of our median employee for our last completed fiscal year, 2023.
Methodology
In accordance with Instruction 2 to Item 402(u) of Regulation S-K, because there had been no change in our employee population or employee compensation arrangements in the past fiscal year that we reasonably believed would result in a significant change to our CEO pay ratio disclosure, we elected to utilize the same median employee that we had identified for 2021 to calculate our 2023 CEO pay ratio.
Identified the Median Employee
In 2021, we identified our median employee from our employee population as of October 1, 2021, which consisted of approximately 19,420 individuals globally, with 3,285 employees in the United States. As permitted under the SEC’s 5% “de minimis exemption,” we excluded employees in Algeria (1), Cameroon (26), China (41), Congo-Brazzaville (1), Equatorial Guinea (12), Gabon (2), Guyana (59), Kazakhstan (21), Mozambique (26), Saudi Arabia (159), Tunisia (5), and Vietnam (4). After these exclusions, our employee population used in determining our median employee was 19,063 employees.
In identifying the median employee, we identified a median base salary using annualized 2021 base salary for the October 1, 2021 employee population. This population was further refined into the most represented job classifications. From this subset, we computed total taxable earnings for the most recently completed taxable year as permitted by SEC rules and applied an exchange rate as of December 31, 2021 to convert all international currencies to U.S. dollars.
Using this methodology, we determined that the median employee was a non-exempt, full-time employee located in the United States.
Proxy Statement 2024	TechnipFMC 83

Executive Compensation Discussion and Analysis
Calculated CEO Pay Ratio
For 2023, the annual total compensation of our CEO for purposes of determining the pay ratio was $17,062,495 and the annual total compensation of our median employee was $140,192. As a result, for 2023, the ratio of the annual total compensation of our CEO to the total annual compensation of our median employee was approximately 122:1.
The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratios reported by other companies are likely not comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices, and likely utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.
84 TechnipFMC	Proxy Statement 2024

Executive Compensation Discussion and Analysis
Pay Versus Performance
Pay Versus Performance Table
The following table sets forth information concerning the compensation of our NEOs for each of the fiscal years ended December 31, 2020, 2021, 2022, and 2023, and our financial performance for each such fiscal year. The amounts represented under “compensation actually paid” were computed in accordance with SEC rules. See footnote (1) and the explanations below for more information.
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)[1]	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)[1]	Value of Initial Fixed $100 Investment Based on:
					FTI Total Shareholder Return ($)	OSX Total Shareholder Return ($)[2]	Net Income ($)	Adjusted EBITDA Margin %[3]
2023	17,062,495	62,631,037	3,219,687	6,970,872	145.16	114.47	56,130,479	12.0%
2022	13,283,596	52,760,476	2,756,454	7,539,426	55.67	61.53	(107,307,795)	10.0%
2021	21,933,683	15,255,127	3,203,031	1,562,750	23.73	31.25	13,344,828	8.8%
2020	12,920,601	2,368,276	3,191,983	1,734,567	28.03	25.88	(3,287,395,821)	6.7%
The increase in “compensation actually paid” from 2021 to 2022, and from 2022 to 2023 is primarily driven by the increase in the fair value of performance awards due to the increase in share price from $5.92 at December 31, 2021, $12.19 at December 31, 2022, and $20.14 at December 29, 2023.
(1)
Amounts include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested or were forfeited, or through the end of the reported fiscal year, and (iii) certain pension-related costs. The Non-PEO NEOs referenced in the table above are indicated in the table below for each fiscal year:

Year	PEO	Non-PEO NEOs
2023	Douglas P. Pferdehirt	Alf Melin, Justin Rounce, Jonathan Landes, Victoria Lazar, and Thierry Conti
2022	Douglas P. Pferdehirt	Alf Melin, Justin Rounce, Jonathan Landes, and Victoria Lazar
2021	Douglas P. Pferdehirt	Alf Melin, Justin Rounce, Jonathan Landes, Barry Glickman, and Maryann Mannen
2020	Douglas P. Pferdehirt	Maryann Mannen, Justin Rounce, Barry Glickman, Arnaud Pieton, Catherine MacGregor, and Nello Uccelletti
(2)	For the relevant fiscal year, represents the cumulative TSR of the OSX index for the applicable five-year period as set forth in our Annual Report on Form 10-K for each respective year.
(3)
Adjusted EBITDA Margin % is a non-GAAP measure and is defined as earnings before net interest expense, income taxes, depreciation, and amortization, excluding charges credits and foreign currency as a percentage of revenue. For reconciliation of adjusted EBITDA margin to their respective most directly comparable GAAP measures, please refer to “Appendix A - Reconciliation of Non-GAAP Measures” in this Proxy Statement.

Proxy Statement 2024	TechnipFMC 85

Executive Compensation Discussion and Analysis
To calculate the “compensation actually paid” in the table above, the following amounts were deducted or added (as applicable) to our NEO’s “Total” compensation reported in the Summary Compensation Table (“SCT”) for the applicable fiscal year:
	2020		2021		2022		2023
Adjustments	PEO	Average non- PEO NEOs	PEO	Average non- PEO NEOs	PEO	Average non- PEO NEOs	PEO	Average non- PEO NEOs
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the SCT for Applicable FY	(9,966,772)	(1,609,745)	(17,629,477)	(1,962,340)	(9,699,996)	(1,515,620)	(12,436,674)	(1,413,531)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	7,435,271	1,145,923	10,615,778	1,206,646	19,141,491	2,990,851	20,095,969	2,284,074
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	(9,876,567)	(1,258,436)	335,348	25,645	26,110,894	3,032,829	34,462,881	3,592,217
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	1,855,743	116,084	2,495,429	97,134	3,924,491	337,375	3,273,382	167,468
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	—	—	—	(827,001)	—	—	—	(868,951)
Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	—	—	—	—	—	—	172,984	8,850
Increase/Decrease based on Incremental Fair Value of Options/SARs Modified during Applicable FY	—	—	(2,495,633)	(178,640)	—	—	—	—
Deduction for Change in the Actuarial Present Values reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the SCT for Applicable FY	—	148,758	—	(1,725)	—	(62,462)	—	(18,941)
Increase for Service Cost and, if applicable, Prior Service Cost for Pension Plans	—	—	—	—	—	—	—	—
TOTAL ADJUSTMENTS	(10,552,325)	(1,457,416)	(6,678,556)	(1,640,281)	39,476,880	4,782,972	45,568,542	3,751,185
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Executive Compensation Discussion and Analysis
Narrative Disclosure to Pay Versus Performance Table
Relationship between Financial Performance Measures
The line graphs and narrative below illustrate a comparison of the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with our cumulative TSR, OSX TSR, our Net Income, and our Adjusted EBITDA Margin % for the fiscal years ended on December 31, 2020, 2021, 2022, and 2023. TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested.
Proxy Statement 2024	TechnipFMC 87

Executive Compensation Discussion and Analysis
Total Shareholder Return

Adjusted EBITDA Margin %

88 TechnipFMC	Proxy Statement 2024

Executive Compensation Discussion and Analysis
Net Income
The Company’s Net Income increased significantly from 2020 to 2021 and decreased from 2021 to 2022, while on average, our NEO’s “compensation actually paid” increased over the same periods. Net Income increased at a higher rate from 2022 to 2023 than the average increase in our NEO’s “compensation actually paid”. The correlation between “compensation actually paid” and Net Income is overshadowed by the impact of changes in our stock price on “compensation actually paid”, as the calculation of the value of “compensation actually paid” is more directly tied to stock price and we do not directly use Net Income to determine compensation levels or long-term incentive plan payouts. Net Income is not a measure that is directly used in evaluating “compensation actually paid.”
We believe that the exclusion of certain charges and credits from Net Income enable a more effective evaluation of our results and operations period-over-period. Net Income in 2020 was primarily impacted by the $3.4 billion impairment during the year.
Pay Versus Performance Tabular List
We believe the following performance measures represent the most important financial performance measures used by us to link compensation actually paid to our NEOs for the fiscal year ended December 31, 2023:
a. Adjusted EBITDA margin %;
b. Free cash flow;
c. Relative TSR; and
d. ROIC.
Proxy Statement 2024	TechnipFMC 89

Compensation and Talent Committee Report
The Compensation and Talent Committee has reviewed and discussed with management the Executive Compensation Discussion and Analysis of the Company. Based on its review and discussions, the committee recommended to the Board of Directors that the Executive Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2023.
Submitted by the Compensation and Talent Committee of the Board of Directors:
John O’Leary, Chair
Claire S. Farley
John Yearwood
90 TechnipFMC	Proxy Statement 2024

Audit Committee Report
Management is responsible for the preparation of our financial statements and our financial reporting processes, including the systems of internal controls and disclosure controls and procedures. PwC, our independent registered public accounting firm, is responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
The Audit Committee of the Board of Directors has:
Reviewed and discussed with management and PwC the audited financial statements for the year ended December 31, 2023, and PwC’s evaluation of our internal control over financial reporting;
Discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC; and

Received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence and discussed with PwC its independence from the Company.

In reliance upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023.
Submitted by the Audit Committee of the Board of Directors:
Kay G. Priestly, Chair
Robert G. Gwin
Sophie Zurquiyah
Proxy Statement 2024	TechnipFMC 91

Proposal 5 — Receipt of U.K. Annual Report and Accounts
What am I voting on?
Along with this Proxy Statement, the Company is providing its U.K. Annual Report and Accounts, including the related directors’ and auditor’s report, for the year ended December 31, 2023. Under the applicable U.K. regulation, the Companies Act, our shareholders must vote to receive the U.K. Annual Report and Accounts and related reports.

92 TechnipFMC	Proxy Statement 2024

Proposal 6 —
Ratification of U.S. Auditor
What am I voting on?
The Audit Committee has appointed PwC as the Company’s U.S. independent registered public accounting firm for the fiscal year ending December 31, 2024, subject to ratification by the Company’s shareholders. Although the ratification of this appointment is not required to be submitted to a vote of the shareholders, the Board believes it appropriate as a matter of policy to request that the shareholders ratify the appointment of the independent registered public accounting firm for the year ending December 31, 2024.
If this proposal is not approved, the Audit Committee will reconsider the appointment, but may decide to maintain its appointment of PwC.
Representatives of PwC are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
How much was the independent registered public accounting firm paid for 2023 and 2022?
Set forth below is summary information with respect to PwC’s fees for services provided in 2023 and 2022.
Type of Fees	2023 (in millions)	2022 (in millions)
Audit Fees	$13.43	$12.74
Audit-Related Fees
Tax Fees	$0.01	$0.08
All Other Fees	<$0.01	$0.02
Total	$13.45	$12.84
“Audit Fees” includes fees for audit services, which relate to the annual integrated audit of consolidated financial statements, foreign statutory audits, and reviews of interim financial statements in Quarterly Reports on Form 10-Q. “Audit-Related Fees” includes fees for audit-related services, which primarily consist of consultation services on financial reporting standards in 2022-2023. “Tax Fees” includes fees for tax services, consisting of tax planning and consultation with respect to various corporate tax matters. “All Other Fees” includes fees for other services, including fees for services of expatriates and miscellaneous services.
Proxy Statement 2024	TechnipFMC 93

Proposal 6 — Ratification of U.S. Auditor
What are the Company’s pre-approval policies and procedures?
The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee. The Audit Committee’s practice is to consider for approval, at its regularly scheduled meetings, all audit and non-audit services proposed to be provided by our independent registered public accounting firm. The Audit Committee reviews all relationships between us and our independent registered public accounting firm that may relate to the independent registered public accounting firm’s independence.
The Audit Committee pre-approved all audit, audit-related, tax, and other services provided by PwC for 2023 and 2022 and the estimated costs of those services.

94 TechnipFMC	Proxy Statement 2024

Proposal 7 — Reappointment of U.K. Statutory Auditor
What am I voting on?
Under the Companies Act, the Company’s U.K. statutory auditor must be reappointed at each meeting at which the U.K. annual report and accounts are presented to shareholders. The Company’s current U.K. statutory auditor is PwC. We are asking shareholders to approve the reappointment of PwC as the Company’s U.K. statutory auditor to hold office from the conclusion of the Annual Meeting until the next annual general meeting of shareholders at which accounts are laid.
If this proposal is not approved, the Board may appoint an auditor to fill the vacancy.

Proxy Statement 2024	TechnipFMC 95

Proposal 8 — Approval of
U.K. Statutory Auditor Fees
What am I voting on?
Under the Companies Act, the remuneration of the Company’s U.K. statutory auditor must be fixed in a general meeting or in such manner as may be determined in a general meeting. The Company is asking its shareholders to authorize the Board and/or the Audit Committee to determine the remuneration of PwC in its capacity as the Company’s U.K. statutory auditor under the Companies Act for the year ending December 31, 2024. The Board delegates this authority to determine the remuneration of the Company’s U.K. statutory auditor to the Audit Committee in accordance with the Board’s procedures and applicable law.

96 TechnipFMC	Proxy Statement 2024

Proposal 9 — Approval of Share Repurchase Contracts and Counterparties
What am I voting on?
Under the Companies Act, the Company may only repurchase its Ordinary Shares (a) in an “on-market purchase” in accordance with the Companies Act or (b) in accordance with specific procedures for “off-market purchases” of such Ordinary Shares. Any repurchase of the Company’s Ordinary Shares through NYSE constitutes an “off-market” transaction. As such, these repurchases may only be made pursuant to a form of share repurchase contract that has been approved by the Company’s shareholders. In addition, the Company may only conduct share repurchases through NYSE through broker-dealers approved by the Company’s shareholders. These approvals, if granted, will be valid for five years.
Approval of the forms of contract and broker-dealers are not an approval of the amount or timing of any repurchase activity. There cannot be any assurance as to whether the Company will repurchase any of its Ordinary Shares or as to the amount of any such repurchases or the prices at which such repurchases may be made.
Any repurchases by the Company of its Ordinary Shares carried out through the NYSE pursuant to this authority would be conducted in accordance with all applicable U.S. and U.K. securities laws. TechnipFMC does not currently hold any treasury shares and all Ordinary Shares repurchased under a share repurchase program are expected to be cancelled and not held as treasury shares.
The Company is seeking authority to make off-market purchases of its Ordinary Shares on the NYSE pursuant to this proposal. In certain circumstances, it may be advantageous for the Company to purchase its own shares. If this proposal is approved, the Company’s Board of Directors may approve the repurchase of Ordinary Shares on the NYSE. The directors will exercise this power only when, in light of market conditions prevailing at the time, they believe that the effect of such purchases will be in the best interests and to the corporate benefit of shareholders generally. The directors consider it to be desirable for this general authority to be available to provide flexibility in the management of the Company’s capital resources. In addition, other investment opportunities, appropriate gearing levels, and the overall position of the Company will also be taken into account when determining whether to exercise this authority.
What are the material terms of the share repurchase contracts?
The Company is seeking the approval of its shareholders of two forms of share repurchase contract (the “Share Repurchase Contracts”):

The form of agreement attached as Appendix B to this Proxy Statement provides that the broker-dealer will purchase Ordinary Shares on the NYSE at such prices and in such quantities as the Company may instruct from time to time, subject to the limitations set forth in Rule 10b-18 of the Exchange Act. The agreement provides that the broker-dealer will purchase the Ordinary Shares as principal and sell any Ordinary Shares purchased to the Company or purchase the Ordinary Shares on behalf of the Company as agent.

Proxy Statement 2024	TechnipFMC 97

Proposal 9 — Approval of Share Repurchase Contracts and Counterparties

The form of agreement attached as Appendix C to this Proxy Statement is a form of repurchase plan that the Company may enter into from time to time pursuant to Rule 10b-5 of the Exchange Act to purchase a specified dollar amount of Ordinary Shares on the NYSE each day if the Ordinary Shares are trading below a specified price. The amount to be purchased each day, the limit price, and the total amount that may be purchased under the agreement will be determined at the time the plan is executed. The agreement provides that the broker-dealer will purchase the Ordinary Shares as principal and sell any Ordinary Shares purchased to the Company or purchase the Ordinary Shares on behalf of the Company as agent.

Who are the proposed broker-dealers?
The Company may only enter into Share Repurchase Contracts with broker-dealers approved by its shareholders. The Company therefore seeks approval to conduct repurchases through the following broker-dealers (or their subsidiaries or affiliates from time to time):
Bank of America

Bank of Tokyo-Mitsubishi UFJ, Ltd.

Barclays Capital Inc.

Berenberg Capital Markets LLC

Blaylock Robert Van, LLC

BNP Paribas Securities Corp

BNY Mellon Capital Markets, LLC

Citibank Global Markets

Crédit Agricole Securities

Credit Suisse Securities (USA) LLC

Deutsche Bank Securities, Inc.

DNB Markets, INC

Drexel Hamilton, LLC

Goldman, Sachs & Co.

HSBC Securities

J.P. Morgan Securities, LLC

Jefferies International Limited

Jefferies LLC

Keefe, Bruyette and Woods, Inc.

KeyBanc Capital Markets, Inc.

Kota Global Securities Inc

Lloyds Bank

Loop Capital Markets LLC

M.R. Beal & Company

Morgan Stanley & Co. LLC

Natixis

Northern Trust Securities, Inc.

Piper Jaffray

RBC Capital Markets Corporation

RBS Securities Inc.

Santander US Capital Markets LLC

ScotiaBank Capital Markets

SG Americas Securities, LLC

SMBC Bank International plc

Standard Chartered Bank

Stifel, Nicolaus & Company

The Standard Bank of South Africa Limited

The Williams Capital Group, L.P.

Topeka Capital Markets

UBS Securities LLC

UniCredit Bank, LLC

Wells Fargo Securities, LLC

The text of the resolution is as follows:
“THAT:
(a) the form of share repurchase contracts (the “Share Repurchase Contracts”), copies of which are appended to this Proxy Statement, for the purchase by the Company of such number of its Ordinary Shares of $1.00 nominal value each, at such prices as may be agreed pursuant to the terms of a Share Repurchase Contract be, and they hereby are, approved, and the Company be, and hereby is, authorized to enter into any Share Repurchase Contract negotiated and agreed with a Bank (as defined in subsection (b) below); and
(b) the broker-dealers with whom the Company may enter into a Share Repurchase Contract, being the broker-dealers (or their subsidiaries or affiliates from time to time) included in the Proxy Statement (the “Banks”) be, and each hereby is, approved,
98 TechnipFMC	Proxy Statement 2024

Proposal 9 — Approval of Share Repurchase Contracts and Counterparties
provided that, unless previously renewed, varied, or revoked by the Company at a general meeting, this authority shall expire on the fifth anniversary of the Annual Meeting.”
When does this authorization expire?
Under the Companies Act, the Company must seek authorization for share repurchase contracts and broker-dealers at least every five years. If this proposal is approved, the Company may repurchase Ordinary Shares pursuant to the forms of contract attached at Appendix B and Appendix C with the approved broker-dealers until the fifth anniversary of the Annual Meeting.

Proxy Statement 2024	TechnipFMC 99

Proposal 10 — Authority
to Allot Equity Securities
What am I voting on?
The authorizations requested in Proposals 10 and 11 are required as a matter of English law, are customary for public limited companies incorporated under the laws of England and Wales and are not otherwise required for other companies listed on the NYSE or organized within the United States.
Unlike most companies listed on the NYSE with perpetual authority to issue shares under their charter or articles of association, our authority to issue shares is limited by the Companies Act. As such, the authorizations in Proposals 10 and 11, if approved, will expire at the earlier of (a) the conclusion of our 2025 Annual Meeting or (b) the close of business on July 28, 2025, which is 15 months after this year’s Annual Meeting.
Approval of this proposal does not affect any shareholder approval requirements of the NYSE for share issuances, such as in connection with certain acquisitions or in connection with raising additional capital. The Company will continue to be subject to NYSE shareholder approval requirements.
Under the Companies Act, directors are, with certain exceptions, unable to allot, or issue, shares without being authorized either by the shareholders in a general meeting or by a company's articles of association. Our directors’ existing authority to issue shares will expire on July 28, 2024, and the Company will not be able to issue shares after that date.

Proposal 10 authorizes our Board to issue a maximum number of equity securities (within the meaning of section 560 of the Companies Act), having an aggregate nominal value equal to the allotment amount, without further shareholder approval. In the absence of such approval, the issuance of any additional shares would require shareholder approval. Our Board would be authorized to issue up to 87,427,123, which represents an amount that is approximately 20% of the Company’s issued share capital as of March 4, 2024:

Proposal 11 authorizes our Board to issue shares for cash pursuant to Proposal 10, up to a limit, without first offering them to existing shareholders prorata to their existing holdings (i.e., “pre-emption rights”).

Unless previously renewed, revoked, or varied, the authority conferred by this Proposal 10 shall apply in substitution for all existing authorities under section 551 of the Companies Act and expire at the end of the next Annual Meeting (or, if earlier, until the close of business on July 28, 2025); provided, however, that, prior to such expiration, the Company may make offers or agreements that would or might require shares to be issued or rights to be granted after such expiration, and the Board may issue shares or grant rights to, subscribe for, or convert, any security into shares, in pursuance of any such offer or agreement as if the authorities conferred hereby had not expired.
100 TechnipFMC	Proxy Statement 2024

Proposal 10 — Authority to Allot Equity Securities
The text of the resolution is as follows:
“THAT the Board of Directors of the Company be, and they are hereby and unconditionally authorized to exercise all the powers in the Company to allot shares in the Company and to grant rights to subscribe for or convert any security into shares in the Company up to an aggregate nominal amount of $87,427,123; and so that the Board may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter, such authorities to apply until the end of next year’s Annual Meeting (or, if earlier, until the close of business on July 28, 2025) but, in each case, during this period the Company may make offers and enter into agreements which would, or might, require shares to be allotted or rights to subscribe for or convert securities into shares to be granted after the authority ends and the Board may allot shares or grant rights to subscribe for or convert securities into shares under any such offer or agreement as if the authority had not ended.”
When does this authorization expire?
The authorizations in Proposals 10 and 11, if approved, will expire at the earlier of (a) the conclusion of our 2025 Annual Meeting or (b) the close of business on July 28, 2025, which is 15 months after this year’s Annual Meeting.
As is the case with many U.K. companies, Proposals 10 and 11 will be proposed each year as our Board believes occasions may arise from time to time when it would be beneficial for shares to be issued without shareholder approval and for shares to be issued for cash without making a pre-emptive offer.

Proxy Statement 2024	TechnipFMC 101

Proposal 11 — Authority
to Allot Equity Securities
without Pre-emptive Rights
What am I voting on?
As noted above, the authorizations requested in Proposals 10 and 11 are required as a matter of English law, are customary for public limited companies incorporated under the laws of England and Wales and are not otherwise required for other companies listed on the NYSE or organized within the United States.
The authorizations in Proposals 10 and 11, if approved, will expire at the earlier of (a) the conclusion of our 2025 Annual Meeting or (b) at the close of business on July 28, 2025 (i.e., 15 months after the Annual Meeting).
Approval of this proposal does not affect any shareholder approval requirements of the NYSE for share issuances, such as in connection with certain acquisitions or in connection with raising additional capital. The Company will continue to be subject to NYSE shareholder approval requirements.
Proposal 11 is proposed as a special resolution, requiring at least 75% of votes cast in favor to pass.
As a company governed by the Companies Act, if and when we raise capital through the issuance of equity securities for cash, we are required to first offer such equity securities to existing shareholders in proportion to their existing shareholdings (i.e., “pre-emption rights”) pursuant to section 561 of the Companies Act. The Companies Act permits shareholders to waive, or “disapply,” these pre-emption rights, which is the purpose of this Proposal 11. Absent the approval of this Proposal 11, our flexibility to issue shares, such as for satisfying equity awards under our Amended and Restated Incentive Award Plan, would be severely limited.
The Company proposes that, subject to the passing of the resolution included in Proposal 10 the Board be generally empowered to issue equity securities for cash up to an aggregate nominal amount of $87,427,123, which represents an amount that is approximately 20% of the Company’s issued share capital as of March 4, 2024, without pre-emption rights, pursuant to the authority conferred by this Proposal 11.
The Board has no current commitments or plans to issue additional shares of the Company under these authorities.
102 TechnipFMC	Proxy Statement 2024

Proposal 11 — Authority to Allot Equity Securities without Pre-emptive Rights
The text of the resolution is as follows:
“THAT, subject to Proposal 10 passing, the Board be given power to allot equity securities (as defined in the Companies Act) under the authority given by that resolution and/or to sell equity securities held by the Company as treasury shares for cash as if Section 561 of the Companies Act did not apply to any such allotment or sale, such power to be limited to the allotment or sale up to an aggregate nominal amount of $87,427,123, such power to apply until the end of next year’s Annual Meeting (or, if earlier, until the close of business on July 28, 2025) but, in each case, during this period the Company may make offers, and enter into agreements, which would, or might, require equity securities to be allotted (and treasury shares to be sold) after the power ends and the Board may allot equity securities (and sell treasury shares) under any such offer or agreement as if the power had not ended.”
When does this authorization expire?
The authorizations in Proposals 10 and 11, if approved, will expire at the earlier of (a) the conclusion of our 2025 Annual Meeting or (b) the close of business on July 28, 2025, which is 15 months after this year’s Annual Meeting.
As is the case with many U.K. companies, Proposals 10 and 11 will be proposed each year as our Board believes occasions may arise from time to time when it would be beneficial for shares to be issued without shareholder approval and for shares to be issued for cash without making a pre-emptive offer.

Proxy Statement 2024	TechnipFMC 103

Transactions with
Related Persons
The Company’s ESG Committee considers questions of possible conflicts of interest for related persons and recommends to our Board the appropriate resolution of any conflict of interest or any related person transaction. In reviewing and approving any related person transactions, our ESG Committee follows procedures pursuant to which transactions are reviewed, approved, or ratified.
Under the SEC rules, “related persons” include any director, executive officer, director nominee, or greater than 5% shareholder of the Company, and their immediate family members. Our review procedures apply to any transaction in which:
(a)	the Company is a participant;
(b)	any related person has a direct or indirect material interest; and
(c)	the amount involved exceeds $120,000, but excludes any transaction that does not require disclosure under Item 404(a) of Regulation S-K, as promulgated by the SEC.
The ESG Committee is responsible for reviewing and, where appropriate, approving or ratifying any related person transaction involving the Company or its subsidiaries and related persons. The ESG Committee approves only those transactions that are in our best interests and the best interests of our shareholders, and considers factors such as: (a) the benefit of the transaction to us and our shareholders; (b) any alternatives to the transaction; and (c) whether the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party.
In addition, our Governance Guidelines and Code of Business Conduct require directors and executive officers to disclose potential conflicts of interest, and directors must recuse themselves from discussing or voting on any issue for which they may have a conflict. Directors and executive officers also complete an annual questionnaire that contains questions regarding related person transactions.
Since the beginning of 2023, we have not been a participant in any transaction, or series of related transactions, whether in effect or proposed, in which any “related person” had, or will have, a direct or indirect material interest and in which the amount involved exceeded $120,000.
104 TechnipFMC	Proxy Statement 2024

Security Ownership
of Certain Beneficial Owners and Management
The following table shows, as of March 4, 2024, the number of our Ordinary Shares beneficially owned by each of our NEOs, directors, and all directors and executive officers as a group. No director or NEO beneficially owns more than 1% of our Ordinary Shares, as designated in the “Percent of Class” column in the table below. Unless otherwise indicated, the address of each person is Hadrian House, Wincomblee Road, Newcastle upon Tyne, NE6 3PL, United Kingdom.
Name	Shares	Percent of Class[1]
Claire S. Farley	159,604[2]	*
Eleazar de Carvalho Filho	94,601[2]	*
Thierry Conti	30,001[3]	*
Robert G. Gwin	13,531[2]	*
Jonathan Landes	41,040[3]	*
Victoria Lazar	0[3]	*
Alf Melin	22,611[3]	*
John O’Leary	118,695[2]	*
Margareth Øvrum	65,766[2]	*
Douglas J. Pferdehirt	2,793,134[3]	*
Kay G. Priestly	114,256[2]	*
Justin Rounce	361,435[3]	*
John Yearwood	98,638[2]	*
Sophie Zurquiyah	56,628[2]	*
All current directors, current executive officers, and NEOs as a group (18 persons)	4,052,694[4]	0.93%
*	Less than 1%
(1)	The calculation of percentage of ownership of each listed beneficial owner is based on 437,135,619 Ordinary Shares outstanding on March 4, 2024.
(2)
Includes Ordinary Shares owned by the individual and Ordinary Shares subject to RSUs credited to individual accounts of non-employee directors under our incentive plan. As of March 4, 2024, the number of Ordinary Shares subject to RSUs credited to each non-employee director under the incentive plan was 9,381. The annual RSU grant vests after one year of service but is settled in Ordinary Shares on a date elected by the non-executive director that is either (a) after a period of one to ten years from the grant date or (b) upon their separation from Board service. RSUs granted prior to 2021 vested after one year of service and will be settled upon separation from Board service. Directors have no power to vote or dispose of shares underlying the RSUs until they are distributed. Until such distribution, these directors have an unsecured claim against us for such units.

(3)
Includes: (i) Ordinary Shares owned by the individual; and (ii) Ordinary Shares subject to stock options that are exercisable within 60 days of March 4, 2024. Mr. Pferdehirt’s ownership includes 80,304 Ordinary Shares held by a family trust for the benefit of his children, and his spouse is trustee of the family trust. The Ordinary Shares included in item (ii), in the aggregate, amount to 970,547 Ordinary Shares for Mr. Pferdehirt, 13,760 Ordinary Shares for Mr. Melin, 81,286 Ordinary Shares for Mr. Rounce, 18,190 Ordinary Shares for Mr. Landes, 0 for Mr. Conti, and 0 Ordinary Shares for Ms. Lazar.

(4)	Includes, in the aggregate, stock options to purchase 1,083,783 Ordinary Shares that are currently exercisable by our NEOs and other executive officers.
Proxy Statement 2024	TechnipFMC 105

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth beneficial ownership information about persons or groups that own or have the right to acquire more than 5% of our Ordinary Shares, based on information contained in Schedules 13G or 13D filed with the SEC.
Name and Address of Beneficial Owner	Shares	Percent of Class[1]
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	39,914,980[2]	9.13%
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	37,348,994[3]	8.54%
T. Rowe Price Investment Management, Inc. 100 E. Pratt Street Baltimore, MD 21202	36,353,777[4]	8.32%
FMR LLC 245 Summer Street Boston, Massachusetts 02210	34,119,424[5]	7.81%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	23,478,641[6]	5.37%
(1)	The calculation of percentage of ownership of each listed beneficial owner is based on 437,135,619 Ordinary Shares outstanding on March 4, 2024.
(2)
Based solely on a Schedule 13G filed with the SEC on February 13, 2024, The Vanguard Group has shared voting power over 158,951 Ordinary Shares, sole dispositive power over 39,344,861 Ordinary Shares, and shared dispositive power over 570,119 Ordinary Shares. The Vanguard Group reports that various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, Ordinary Shares, and no one person’s interest in the Company is more than 5% of the total outstanding Ordinary Shares.

(3)
Based solely on a Schedule 13G/A filed with the SEC on February 14, 2024, T. Rowe Price Associates, Inc. has sole voting power over 12,415,564 Ordinary Shares and sole dispositive power over 37,335,426 Ordinary Shares. T. Rowe Price Associates, Inc. reports that various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, Ordinary Shares, and no one person’s interest in the Company is more than 5% of the total outstanding Ordinary Shares.

(4)
Based solely on a Schedule 13G filed with the SEC on February 14, 2024, T. Rowe Price Investment Management, Inc. has sole voting power over 14,918,224 Ordinary Shares and sole dispositive power over 36,353,777 Ordinary Shares. T. Rowe Price Investment Management, Inc. reports that various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, Ordinary Shares, and no one person’s interest in the Company is more than 5% of the total outstanding Ordinary Shares.

(5)
Based solely on a Schedule 13G/A filed by FMR LLC and Abigail P. Johnson, a Director and the Chairman and the Chief Executive Officer of FMR LLC, with the SEC on February 8, 2024, FMR LLC has sole voting power over 33,959,738 Ordinary Shares and sole dispositive power over 34,119,424 Ordinary Shares. Ms. Johnson has sole dispositive power over 34,119,424 Ordinary Shares. FMR LLC and Ms. Johnson report that various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, Ordinary Shares, and no one person’s interest in the Company is more than 5% of the total outstanding Ordinary Shares.

(6)
Based solely on a Schedule 13G filed with the SEC on February 2, 2024, BlackRock, Inc. has sole voting power over 20,434,947 Ordinary Shares and sole dispositive power over 23,478,641 Ordinary Shares. BlackRock, Inc. reports that various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, Ordinary Shares, and no one person’s interest in the Company is more than 5% of the total outstanding Ordinary Shares.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of our Ordinary Shares, to file reports of ownership and changes in ownership with the SEC and to provide us with copies of all such reports. Based solely upon a review of the forms filed and written representations provided by executive officers and directors, we believe that all Section 16(a) reporting requirements were satisfied during 2023 on a timely basis, with the following exceptions due to administrative errors: (i) a late Form 3 for Robert Gwin upon his appointment to the Board; (ii) a late Form 4 for each of Thierry Conti, Luana Duffe, Jonathan Landes, Alf Melin, Douglas Pferdehirt, and Justin Rounce, reporting shares withheld to cover the tax liability for equity awards that vested on March 9, 2023; and (iii) a late Form 4 for Cristina Aalders in connection with a grant of RSUs upon her appointment as Executive Vice President, Chief Legal Officer and Secretary.
106 TechnipFMC	Proxy Statement 2024

Proposals for the 2025
Annual General Meeting of Shareholders
If a shareholder wishes to submit a proposal for possible inclusion in our 2025 Proxy Statement and form of proxy for our 2025 Annual Meeting, the notice must be in proper form, comply with Rule 14a-8 of the Exchange Act, and be received no later than November 15, 2024, at Hadrian House, Wincomblee Road, Newcastle upon Tyne, NE6 3PL, United Kingdom, Attention: Corporate Secretary.
Without prejudice to the rights of a shareholder of record under the Companies Act, if a shareholder wishes to submit a proposal at our 2025 Annual Meeting other than for inclusion in our 2025 Proxy Statement and form of proxy, our Articles require the shareholder to deliver written notice thereof, setting forth the information specified in our Articles, to the Corporate Secretary at our Hadrian House address provided above no earlier than December 27, 2024 and no later than January 29, 2025; provided, however, that the subject of the proposal must otherwise be a proper matter for shareholder action. In the event that the date of the annual meeting is more than 30 days before or more than 70 days after April 26, 2025, however, a shareholder must deliver notice no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of: (a) the 90th day prior to such annual meeting; or (b) the 10th day following the day on which we first make a public announcement of the date of such meeting. A copy of our Articles may be obtained by writing to Hadrian House, Wincomblee Road, Newcastle upon Tyne, NE6 3PL, United Kingdom, Attention: Corporate Secretary.
In addition to satisfying the foregoing requirements under our Articles, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 25, 2025.
Under sections 338 and 338A of the Companies Act, shareholders of record meeting the threshold requirements in those sections may require the Company to include: (i) a resolution in its notice of annual general meeting; or (ii) any matter (other than a proposed resolution) in the business to be dealt with at the 2025 Annual Meeting. Provided that the appropriate thresholds are met, notice of the resolution or matter must be received by the Company at Hadrian House, Wincomblee Road, Newcastle upon Tyne, NE6 3PL, United Kingdom, Attention: Corporate Secretary, at least six weeks prior to the date of the 2025 Annual Meeting or, if later, at the time notice of the annual general meeting is delivered to shareholders.
Please visit our website at www.technipfmc.com for any changes to our registered office or operational headquarters.
In addition, under section 527 of the Companies Act, shareholders of record meeting the threshold requirements set out therein have the right, without expense, to require the Company to publish on its website a statement setting out any matter relating to: (i) the audit of the Company’s accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the Annual Meeting; or (ii) any circumstance connected with an auditor of the Company ceasing to hold office since the previous meeting at which the annual accounts and reports were laid. The business that may be dealt with at the Annual Meeting would include any statement that the Company has been required to publish in accordance with section 527 of the Companies Act.
Proxy Statement 2024	TechnipFMC 107

Shareholders Sharing
an Address
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders who have the same address and last name and do not participate in electronic delivery of Proxy Materials will receive only one copy of our Proxy Materials, unless one or more of the shareholders at that address notifies us that they wish to continue receiving individual copies. Each shareholder will continue to receive a separate proxy card or voting instruction card. We believe this procedure provides greater convenience to our shareholders and reinforces the Company’s Foundational Belief of sustainability by reducing wasteful duplicate mailings, as well as printing and mailing costs and fees.
The Company will promptly deliver, upon written or oral request, individual copies of the Proxy Materials to any shareholder at the shared address to which single copies of those documents were delivered. If you would like to request separate copies of the Proxy Materials or do not wish to participate in householding in the future, please contact Broadridge Investor Communication Services (“Broadridge”), our proxy distributor, by calling toll-free 800-542-1061, or by writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you are currently receiving multiple copies of our Proxy Materials and wish to receive only one copy for your household, please contact Broadridge at the same telephone number and address listed above.
A number of brokerage firms have instituted householding. If you hold your Ordinary Shares in street name, please contact your bank, broker, or other nominee to request information about householding.
108 TechnipFMC	Proxy Statement 2024

General Information
about the Annual Meeting
What is the location of the Annual Meeting?
The Annual Meeting will be held on Friday, April 26, 2024 at 4:00 p.m., London time, at Hadrian House, Wincomblee Road, Newcastle upon Tyne, NE6 3PL, United Kingdom, or at such other time and place to which the Annual Meeting may be adjourned or postponed.
What is a proxy statement?
A proxy statement is a document that the rules and regulations of the United States, including those promulgated by the SEC, require the Company to provide to shareholders to ensure shareholders can make informed decisions about the matters to be voted on at the Annual Meeting.
What is a proxy?
A proxy is: (a) your legal designation to another person to vote the Ordinary Shares that you own; and (b) the term for such designee. If you delegate someone as your proxy in a written document, that document is called a proxy card.
How will the Company distribute Proxy Materials?
The Company utilizes the “Notice and Access” method of providing the Proxy Materials to shareholders. With “Notice and Access,” we are permitted to furnish Proxy Materials to our shareholders by providing access to such documents on the internet instead of mailing printed copies. Shareholders may receive our Proxy Materials in one of the following ways:

Notice and Access: Most shareholders will not receive printed copies of the Proxy Materials unless they request them. Instead, the Notice of Materials, which was mailed to most of our shareholders beginning on or about March 15, 2024, will instruct you on how to access and review all of the Proxy Materials at www.proxyvote.com. Such notice also instructs you on how you may submit your proxy on the internet. If you would like to receive a paper or email copy of our Proxy Materials, you should follow the instructions for requesting such materials in the Notice of Materials. Any request to receive Proxy Materials by mail or email will remain in effect until you revoke it. Shareholders who do not receive a Notice of Materials will receive a paper copy of the Proxy Materials by mail or an electronic copy of the Proxy Materials by email (see below).

Email Access to Proxy Materials: Shareholders who previously elected to receive notice of access to Proxy Materials via email will not receive the Notice of Materials in the mail. You should have received an email with links to the Proxy Materials and online proxy voting.

Paper Copy of Proxy Materials with Proxy Card: All shareholders of record and shareholders who previously requested paper copies of the Proxy Materials will not receive the Notice of Materials. Instead, such shareholders will continue to receive a paper copy of the Proxy Materials until a request is submitted to change delivery methods. You can eliminate all such paper mailings in the future by electing to receive an email that provides internet links to these documents. Opting to receive all future Proxy Materials online will conserve resources in producing and mailing documents to your home or business. To request electronic delivery, please follow the instructions on your proxy card or voting instruction card.

Proxy Statement 2024	TechnipFMC 109

General Information about the Annual Meeting
Proxy Materials will also be made available on our website at www.technipfmc.com under the heading “Investors > Events and presentations > Shareholders’ meeting” as well as at www.proxyvote.com.
Where can I find governance documents related to the Company?
Our Governance Guidelines, our Code of Business Conduct (including our Core Values and Foundational Beliefs), the charters for our Audit Committee, Compensation and Talent Committee, and ESG Committee, and other corporate governance and sustainability information are available on our website at www.technipfmc.com under the heading “About us > ESG.” These materials are also available in print, free of charge, to any shareholder upon written request submitted to Hadrian House, Wincomblee Road, Newcastle upon Tyne, NE6 3PL, United Kingdom, Attention: Corporate Secretary. The information on our website is not a part of this Proxy Statement and is not incorporated into any of our filings made with the SEC.
Who is entitled to vote at the Annual Meeting?
You can vote at the Annual Meeting or any adjournment or postponement thereof if you are a shareholder of record or beneficial owner of our Ordinary Shares as of March 4, 2024 (the “Record Date”). In addition, provisions under the Companies Act allow shareholders of record as of 4:00 p.m., London time, on April 24, 2024, to vote at the Annual Meeting (the “CA Record Date”).
The March 4, 2024 Record Date is applicable to beneficial owners, as the CA Record Date only applies to shareholders of record. Please see the question below for an explanation of the difference between a shareholder of record and a beneficial owner. Unless otherwise restricted from voting in accordance with applicable law and/or the Articles, you will have one vote for each Ordinary Share per proposal. As of March 4, 2024, we had 437,135,619 Ordinary Shares outstanding and entitled to vote.
Any corporate or institutional shareholder may, by resolution of its articles or other governing body, authorize another person to act as its representative at the Annual Meeting, and such authorized person will (on production of a certified copy of such resolution at the Annual Meeting) be entitled to exercise the same powers on behalf of the corporation as that corporation could exercise if it was an individual shareholder of the Company.
Any beneficial owner who would like to vote in person at the Annual Meeting must obtain a legal proxy from his or her bank, broker, or other nominee and present it to the inspector of elections, together with his or her voting card, at the Annual Meeting.
In the case of joint holders, the vote of the senior holder who submits a vote will be accepted to the exclusion of the vote of the other joint holders, with seniority determined by the order in which the names of the holders appear in the register of members of our transfer agent, Computershare Investor Services plc (“Computershare”).
A complete list of shareholders of record entitled to vote will be open to the examination of any shareholder for any purpose relevant to the Annual Meeting for a period of ten days prior to the Annual Meeting at our office at Hadrian House, Wincomblee Road, Newcastle upon Tyne, NE6 3PL, United Kingdom, during ordinary business hours. This list will also be available at the location of the Annual Meeting and open to the examination of any shareholder present at the Annual Meeting.
What is the difference between holding Ordinary Shares as a shareholder of record and as a beneficial owner?
As summarized below, there are some differences between Ordinary Shares held of record and those owned beneficially in street name.

Shareholders of Record. If your Ordinary Shares are registered directly in your name on the register of members with Computershare, you are considered the shareholder of record with respect to those shares, and the Proxy Materials, including a proxy card, are being sent directly to you. As a shareholder of record, you have the right to grant your voting proxy directly to us, to vote electronically, or to vote in person at the Annual Meeting.

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Beneficial Owners. If your Ordinary Shares are held in a stock brokerage account, or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the Notice of Materials or Proxy Materials are being forwarded to you by your bank, broker, or nominee through whom you hold the shares. Most of our shareholders hold their Ordinary Shares in this manner rather than directly in their own name. As the beneficial owner, you have the right to direct your bank, broker, or other nominee on how to vote your Ordinary Shares by following the instructions contained in the Notice of Materials or Proxy Materials. If you requested printed Proxy Materials, your bank, broker, or other nominee has enclosed a voting instruction card for you to use in directing the bank, broker, or other nominee regarding how to vote your Ordinary Shares.

Do I have to attend the Annual Meeting to vote?
No, attendance at the Annual Meeting is not required for shareholders to vote their Ordinary Shares. Please see “How do I vote?” below for the various voting methods available to shareholders.
Who can attend the Annual Meeting?
Each shareholder who attends the Annual Meeting will need to bring an admission ticket and provide valid photo identification, such as a driver’s license or passport.
To attend the Annual Meeting, you must have been: (a) a beneficial owner as of the Record Date; and/or (b) a shareholder of record as of 4:00 p.m., London time, on the CA Record Date. The March 4, 2024 Record Date applies to all beneficial owners, and the CA Record Date only applies to shareholders of record.
Admission tickets can be printed up to 11:59 p.m., New York time, on April 25, 2024, by accessing the Shareholder Meeting Registration link at www.proxyvote.com. You will need the 16-digit control number printed on your Notice of Materials, proxy card, or voting instruction form from your bank, broker, or other nominee.
If you are the representative of a corporate or institutional shareholder, you must present your company’s admission ticket, valid photo identification, and proof that you are the representative of such shareholder. Please see “Who is entitled to vote at the Annual Meeting?” above.
Procedures
Due to space constraints and other security considerations, we are not able to admit the guests of either shareholders or their legal proxy holders.
Arrive shortly after 3:00 p.m., London time, to ensure that you are seated by the commencement of the Annual Meeting at 4:00 p.m., London time.
Be prepared to comply with security requirements, which may include security guards searching all bags. No cameras, recording equipment, electronic devices, large bags, briefcases, or packages will be permitted into the meeting or adjacent areas.
IF YOU DO NOT CONFIRM YOUR ATTENDANCE TO THE ANNUAL MEETING, APPLY FOR, AND PROVIDE AN ADMISSION TICKET, SHOW VALID PHOTO IDENTIFICATION, AND COMPLY WITH THE OTHER PROCEDURES OUTLINED ABOVE FOR ATTENDING THE ANNUAL MEETING, WE MAY BE UNABLE TO ADMIT YOU TO ATTEND THE ANNUAL MEETING ON SECURITY GROUNDS.
How do I vote?
Your voting deadline will depend on how you hold your shares. Please vote your shares according to the deadline appearing on the front of your proxy card, as instructed on www.proxyvote.com, or as instructed by your bank, broker, or financial intermediary.
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General Information about the Annual Meeting
Shareholders of Record
If you are a shareholder of record, you may vote your Ordinary Shares in person at the Annual Meeting or appoint another person(s) as your proxy to vote on your behalf using any of the following methods:
by completing and signing the proxy card and returning it in the prepaid envelope provided;
by submission via the internet at www.proxyvote.com and following the instructions provided; or
by telephone, using the toll-free telephone number shown on the proxy card.
Please vote your shares no later than 11:59 p.m. New York time, on April 25, 2024.
The return of a completed proxy card, or the submission of proxy instructions via the internet or by telephone, will not prevent a shareholder of record from attending and voting at the Annual Meeting. If you have appointed a proxy and attend the Annual Meeting and vote in person, your proxy appointment will automatically be terminated.
If you properly give instructions as to your proxy appointment by executing and returning a paper proxy card, or through the internet or by telephone and your proxy appointment is not subsequently revoked, your Ordinary Shares will be voted in accordance with your instructions.
Please sign the proxy card exactly as your name appears on the card. If a shareholder of record is a corporation, limited liability company, or partnership, the proxy card should be signed in the full corporate, limited liability company, or partnership name by a duly authorized person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee, or guardian, please state the signatory’s full title and provide a certificate or other proof of appointment.
If you are a shareholder of record and you execute and return a proxy card but do not give instructions, your proxy will be voted “FOR” each of Proposals 1 through 11 and otherwise in accordance with the judgment of the person or persons voting the proxy on any other matter properly brought before the Annual Meeting.
Beneficial Owners Holding through the NYSE
If you are a beneficial owner of Ordinary Shares traded on the NYSE, please follow the directions provided by your bank, broker, or other nominee. You may submit instructions by telephone or through the internet to your bank, broker, or other nominee, or request and return a paper voting instruction card to your bank, broker, or other nominee.
If you are a beneficial owner of Ordinary Shares traded on the NYSE and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from your bank, broker, or other nominee and present it to the inspector of elections together with your voting card at the Annual Meeting.
Employees Who Participate in the Legacy Technip U.K. Share Incentive Plan
If you are a current or former employee who participates in the legacy Technip U.K. Share Incentive Plan, you may instruct the plan trustee on how to vote on your behalf in relation to the number of Ordinary Shares equivalent to your interest as credited to your account on the Record Date. You will receive instructions on how to vote your Ordinary Shares from Equiniti Share Plan Trustees Limited, the plan administrator. Please note that you must submit your vote to Equiniti Share Plan Trustees Limited by 5:00 p.m., London time, on April 17, 2024 in order for the plan trustee to vote your Ordinary Shares.
Can I change my vote?
Yes, you may change your vote prior to the Annual Meeting as follows:
Shareholders of Record
If you are a shareholder of record, you can change your vote or revoke your proxy at any time before the Annual Meeting by:
entering a later-dated proxy by telephone or via the internet prior to 11:59 p.m., New York time, on April 25, 2024;
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General Information about the Annual Meeting
delivering a valid, later-dated proxy card that is received by Broadridge at least 24 hours prior to the start of the Annual Meeting;
sending written notice to the Company Secretary at the Company’s registered office that is received at least 24 hours prior to the start of the Annual Meeting; or
voting in person at the Annual Meeting.
Beneficial Owners
If you are a beneficial owner of Ordinary Shares, you may submit new voting instructions by contacting your bank, broker, or other nominee.
You may also vote in person at the Annual Meeting if you obtain a legal proxy, as described under “How do I vote?” above.
All Ordinary Shares that have been properly voted and not revoked will be counted in the votes at the Annual Meeting. Attending the Annual Meeting without taking further action will not automatically revoke your prior vote of your proxy.
What should I do if I receive more than one proxy card?
If you own some Ordinary Shares directly in your name as a registered holder and other Ordinary Shares as a beneficial owner holding through a bank, broker, or other nominee, or if you own Ordinary Shares through more than one bank, broker, or other nominee, you may receive multiple proxy cards. It is necessary for you to fill in, sign, and return all of the proxy cards included in the Proxy Materials you receive in order to vote all the Ordinary Shares that you own.
How many votes must be present to hold the Annual Meeting?
A quorum of shareholders is necessary to transact business at the Annual Meeting. A quorum exists if the holders who represent at least a majority of our outstanding Ordinary Shares entitled to vote at the Annual Meeting are present in person or by proxy at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the Annual Meeting.
What if I have been nominated by a shareholder of record to have information rights under the Companies Act?
A copy of this Proxy Statement has been provided “for information purposes only” to persons who have been nominated by a shareholder of record to enjoy information rights in accordance with Section 146 of the Companies Act (a “Nominated Person”). A Nominated Person does not possess the same rights as a shareholder of record to appoint a proxy and cannot vote at the Annual Meeting, unless such Nominated Person has an agreement with the nominating shareholder of record to be appointed as a proxy for the meeting (or to have someone else appointed as a proxy).
What is a broker non-vote?
If you own your Ordinary Shares through a bank, broker, or other nominee, and do not provide the organization that holds your Ordinary Shares with specific voting instructions, the bank, broker, or other nominee is generally permitted to vote your Ordinary Shares at its discretion on routine matters, but may not exercise discretion, and, therefore, will not vote, on non-routine matters. A broker non-vote occurs where a bank, broker, or other nominee holding Ordinary Shares on your behalf does not vote on a particular proposal because it has not received voting instructions from you and does not have discretionary voting power with respect to that proposal.
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General Information about the Annual Meeting
Proposals 5 through 11 are each considered a routine matter under the rules of the NYSE. A bank, broker, or other nominee may generally vote in their discretion on routine matters, and, therefore, no broker non-votes are expected to occur in connection with such proposals.
Proposals 1 through 4 are matters considered non-routine under the rules of the NYSE. A bank, broker, or other nominee may not vote on these non-routine matters without specific voting instructions from the beneficial owner. As a result, there may be broker non-votes with respect to such proposals.
In summary, if you hold your Ordinary Shares in street name, your bank, broker, or other nominee will not have discretionary authority to vote your Ordinary Shares for Proposals 1 through 4 if you do not provide instructions. As such, we strongly encourage you to exercise your right to vote as a shareholder.
What are the voting requirements to approve the resolutions?
In accordance with the Articles, all resolutions will be taken on a poll, which means that each Ordinary Share represented in person or by proxy is entitled to one vote for each proposal.
Proposals 1 through 10 will be proposed as ordinary resolutions, which means that each resolution requires the affirmative vote of the majority of the votes cast to be approved. Proposal 11, as a special resolution, requires the affirmative vote of 75% of the votes cast to be approved. Abstentions and broker non-votes will not be counted as a vote either for or against these resolutions.
With respect to Proposal 2 (regarding the 2023 Say-on-Pay Proposal for NEOs) and Proposal 3 (regarding the proposal for the 2023 Directors’ Remuneration Report), the results of the vote will not be legally binding on the Board or any committee thereof to take any action or refrain from taking any action. However, our Board values the opinions of our shareholders as expressed through advisory votes and other communications and will carefully consider the outcome.
Who will pay the costs of this proxy solicitation?
The Company will pay the expenses of the preparation of Proxy Materials and the solicitation of proxies for the Annual Meeting. The Company has retained Morrow Sodali LLC to assist in the solicitation of proxies at a cost estimated to be $25,000, plus reasonable out-of-pocket expenses. In addition to the solicitation of proxies by mail, solicitation may be made on our behalf by certain directors, officers, or employees of the Company and its subsidiaries telephonically, electronically, or by any other means of communication. Directors, officers, and employees of the Company and its subsidiaries will receive no additional compensation for such solicitation. In accordance with the rules of the SEC and NYSE, the Company will also reimburse banks, brokers, and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in forwarding Proxy Materials to beneficial owners of Ordinary Shares and obtaining the proxies of such owners. We have retained Broadridge to aid in the distribution of our Proxy Materials and to provide voting and tabulation services for the Annual Meeting. For these services, we will pay Broadridge a fee of approximately $19,200 and reimburse it for reasonable out-of-pocket fees and expenses.
Where can I find the voting results of the Annual Meeting?
The preliminary voting results will be announced at the Annual Meeting. The final voting results will be checked by the inspector of elections and disclosed by way of an announcement via a Current Report on Form 8-K in the United States. The results of the votes on the resolutions at the Annual Meeting and any other information required by the Companies Act will be made available on the Company’s website (www.technipfmc.com) as soon as reasonably practicable after the Annual Meeting and for a period of two years thereafter.
114 TechnipFMC	Proxy Statement 2024

Appendix A — Reconciliation
of Non-GAAP Measures
In addition to financial results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), we provide non-GAAP financial measures (as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended) below:
Net income (loss) attributable to TechnipFMC plc, excluding charges and credits, as well as measures derived from it (including Diluted EPS, excluding charges and credits; Earnings before net interest expense, income taxes, depreciation and amortization, excluding charges and credits (“Adjusted EBITDA”) and Adjusted EBITDA, excluding foreign exchange gains or losses, net Adjusted EBITDA, excluding foreign exchange gains or losses, net; Adjusted EBITDA margin; Adjusted EBITDA margin, excluding foreign exchange, net); corporate expense, excluding charges and credits; and foreign exchange, net and other, excluding charges and credits.
Management believes that the exclusion of charges, credits and foreign exchange impacts from these financial measures provides a useful perspective on the Company’s underlying business results and operating trends, and a means to evaluate TechnipFMC’s operations and consolidated results of operations period-over-period. These measures are also used by management as performance measures in determining certain incentive compensation. The foregoing non-GAAP financial measures should be considered by investors in addition to, not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP.
Proxy Statement 2024	TechnipFMC 115

Appendix A — Reconciliation of Non-GAAP Measures
The following is a reconciliation of the most comparable financial measures under GAAP to the non-GAAP financial measures.
	Year Ended December 31, 2023
(In millions)	Subsea	Surface Technologies	Corporate Expense	Foreign Exchange, net	Total
Revenue	$6,434.8	$1,389.4	$—	$—	$7,824.2
Operating profit (loss), as reported (pre-tax)	$543.6	$114.6	$(243.9)	$(119.0)	$295.3
Charges and (credits):
Restructuring, impairment and other charges	4.9	9.8	5.3	—	20.0
Non-recurring legal settlement charge	—	—	126.5	—	126.5
Subtotal	4.9	9.8	131.8	—	146.5
Depreciation and amortization	310.5	65.2	2.1	—	377.8
Adjusted EBITDA	859.0	189.6	(110.0)	(119.0)	819.6
Foreign exchange, net	—	—	—	119.0	119.0
Adjusted EBITDA, excluding foreign exchange, net	$859.0	$189.6	$(110.0)	$—	$938.6
Operating profit margin, as reported	8.4%	8.2%			3.8%
Adjusted EBITDA margin	13.3%	13.6%			10.5%
Adjusted EBITDA margin, excluding foreign exchange, net	13.3%	13.6%			12.0%
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Appendix A — Reconciliation of Non-GAAP Measures
	Year Ended December 31, 2022
(In millions)	Subsea	Surface Technologies	Corporate Expense	Foreign Exchange, net and Other	Total
Revenue	$5,461.2	$1,239.2	$—	$—	$6,700.4
Operating loss, as reported (pre-tax)	$317.6	$58.3	$(104.7)	$(51.6)	$219.6
Charges and (credits):
Restructuring, impairment and other charges	7.0	11.3	3.7	—	22.0
Loss from investment in Technip Energies	—	—	—	27.7	27.7
Subtotal	7.0	11.3	3.7	27.7	49.7
Depreciation and amortization	304.3	70.0	2.9	—	377.2
Adjusted EBITDA	628.9	139.6	(98.1)	(23.9)	646.5
Foreign exchange, net	—	—	—	23.9	23.9
Adjusted EBITDA, excluding foreign exchange, net	$628.9	$139.6	$(98.1)	$—	$670.4
Operating profit margin, as reported	5.8%	4.7%			3.3%
Adjusted EBITDA margin	11.5%	11.3%			9.6%
Adjusted EBITDA margin, excluding foreign exchange, net	11.5%	11.3%			10.0%
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Appendix A — Reconciliation of Non-GAAP Measures
	Year Ended December 31, 2021
(In millions)	Subsea	Surface Technologies	Corporate Expense	Foreign Exchange, net and Other	Total
Revenue	$5,329.1	$1,074.4	$—	$—	$6,403.5
Operating loss, as reported (pre-tax)	$141.4	$42.0	$(118.1)	$338.0	$403.3
Charges and (credits):
Restructuring, impairment and other charges	100.7	7.6	5.6	—	113.9
Income from investment in Technip Energies	—	—	—	(322.2)	(322.2)
Subtotal	100.7	7.6	5.6	(322.2)	(208.3)
Depreciation and amortization	317.2	64.8	3.4	—	385.4
Adjusted EBITDA	559.3	114.4	(109.1)	15.8	580.4
Foreign exchange, net	—	—	—	(15.8)	(15.8)
Adjusted EBITDA, excluding foreign exchange, net	$559.3	$114.4	$(109.1)	$—	$564.6
Operating profit margin, as reported	2.7%	3.9%			6.3%
Adjusted EBITDA margin	10.5%	10.6%			9.1%
Adjusted EBITDA margin, excluding foreign exchange, net	10.5%	10.6%			8.8%
Free cash flow from continuing operations is defined as operating cash flows from continuing operations, less capital expenditures. The following table reconciles cash provided by operating activities from continuing operations, which is the most directly comparable financial measure determined in accordance with GAAP, to free cash flow (non-GAAP measure).
	Year Ended December 31,
(In millions)	2023	2022	2021
Cash provided by operating activities from continuing operations	$693.0	$352.1	$715.0
Capital expenditures	(225.2)	(157.9)	(191.7)
Free cash flow from continuing operations	$467.8	$194.2	$523.3
118 TechnipFMC	Proxy Statement 2024

Appendix B - Form of Share Purchase Contract
This agreement (the “Agreement”) is made on           between:
TechnipFMC plc (the “Company”)

Registered number: 09909709
          (the “Broker”)

The Company hereby appoints the Broker, as non-exclusive agent, to purchase the ordinary shares of the Company, nominal (i.e., par) value $1.00 per share (the “Ordinary Shares”), on behalf of the Company under the terms of this Agreement as follows:
1.
Ordinary Shares will be purchased up to the quantity and purchase price level advised from an authorised person at the Company (the “Purchase Price”), in accordance with instructions in a form to be agreed to between the Company and the Broker, such authorised person(s) to be notified in writing to the Broker by the Company from time to time (each an “Authorised Person”).

2.	The Broker agrees to purchase Ordinary Shares in accordance with all applicable laws and regulations, including (without limitation) in accordance with:
a.	The volume limitations of Rule 10b-18(b)(4) and 10b-18(c)(2) under the Securities Exchange Act of 1934, as may be amended or superseded from time to time (the “Exchange Act”).
b.	The timing conditions of Rules 10b-18(b)(2) and 10b-18(c)(1) under the Exchange Act; and
c.	The price conditions of Rule 10b-18(b)(3) under the Exchange Act.
3.	Company Representations, Warranties and Agreements.
a.
The Company represents that (A) it will, and shall cause its affiliates and affiliated purchasers (each as defined in Rule 10b-18 under the Exchange Act) to, whether directly or indirectly, effect all Rule 10b-18 purchases (as defined in Rule 10b-18(a)(13) under the Exchange Act) from or through the Broker only on any single day in accordance with Rule 10b-18(b)(1) under the Exchange Act, (B) it will not place an order to purchase shares at a time that it is in possession of material, non-public information, (C) it has made public disclosure of the repurchase program, (D) its execution, delivery and performance of this Agreement (and any placement of orders to repurchase shares pursuant to this Agreement) are duly authorized by all necessary corporate action and do not contravene any provision of its constitutive documents, internal policies or any law, regulation or contractual restriction binding on it or its assets and (E) none of it or any of its subsidiaries has taken, or intends to take, a loan or loan guarantee pursuant to the Coronavirus Aid, Relief, and Economic Security Act.

b.
The Company agrees not to take, and not to permit any person or entity under its control to take, any action which would cause any purchase hereunder by the Broker not to comply with Rule 10b-18 under the Exchange Act. The Company will notify the Broker (i) of the intention on the part of any affiliated

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Appendix B - Form of Share Purchase Contract
purchaser, as defined in Rule 10b-18 under the Exchange Act, of the Company to purchase Ordinary Shares on any day if such purchase is to be effected otherwise than through the Broker pursuant to this Agreement, or (ii) if the Company is engaged in a distribution of its Ordinary Shares within the meaning of Regulation M under the Exchange Act, and upon receipt of such notification the Broker shall refrain from purchasing any Ordinary Shares hereunder on such day. The Company shall be responsible for any purchases made by the Broker on the Company’s behalf prior to the Broker’s receipt of such notification. Notwithstanding this and the preceding paragraphs, if the Broker receives a notice to terminate or suspend purchases for any reason, the Broker shall nevertheless be entitled to make, and the Company shall be responsible for, a purchase hereunder pursuant to a bid made before such notice is received.
c.	The Company acknowledges and agrees that the Broker has not provided the Company with any tax, accounting or legal advice with respect to this Agreement.
4.	Daily purchase information will be provided to the Company by phone or email, and trade confirmations will be sent by email or fax the following day.
5.	Notices for the attention of the Company shall be sent to:
TechnipFMC plc
Attn:

Notices for the attention of the Broker shall be sent to the address notified in writing to the Company by the Broker.
6.
The Broker shall purchase Ordinary Shares for the Company’s account in accordance with this Agreement and transmit or deliver by DWAC or similar means of transmission such Ordinary Share to the Depositary Trust Company (the “DTC System”) (in particular by removing any Ordinary Share deposited with the nominee of the DTC System, Cede & Co.) such that the Company receives the Ordinary Share in record form (a “Record Share”).

7.	The Company shall be responsible for any stamp duty that is due in respect of the purchase of Record Shares from the Broker.
8.
The Broker shall deliver to the transfer agent and registrar for the Company’s Ordinary Shares any documents as may be necessary or as may be reasonably requested by the transfer agent to give effect to the purchase, delivery, registration or cancellation of any Record Shares to the Company in accordance with the terms of this Agreement.

9.
The Company will pay for any and all Record Shares purchased by it by a method agreeable to the Company and the Broker or other designee by no later than the date of delivery of Record Shares. The Broker’s commission for its services hereunder shall be $  per Ordinary Share purchased, and shall be paid to the Broker by the Company on delivery of Record Shares. The relevant bank account details of the Broker shall be notified to the Company by the Broker in writing from time to time.

10.	The Broker and the Company each acknowledge and agree that:
a.
Prior to any delivery of the Ordinary Shares to the Company by the Broker pursuant to this Agreement, the Company shall not acquire, nor have any legal or beneficial interest in, any Ordinary Share purchased by the Broker pursuant to this Agreement; and

b.	The Broker is acting as an agent of the Company in respect to its purchases of the Company’s Ordinary Shares under this Agreement.
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Appendix B - Form of Share Purchase Contract
11.	This Agreement will be governed by and construed in accordance with the internal laws of the State of New York.
TechnipFMC plc	Broker
By:	By:
Name:	Name:
Title:	Title:
Proxy Statement 2024	TechnipFMC 121

Appendix C - Form of Rule 10b-5 Share Repurchase Contract
Repurchase Plan, dated           (the “Repurchase Plan”), between TechnipFMC plc, a public company incorporated in England and Wales (the “Company”), and           (the “Broker”). Capitalised terms used and not otherwise defined in the body of this Repurchase Plan shall have the meaning given to such terms in Exhibit A hereto, which is incorporated herein and made part of this Repurchase Plan.
WHEREAS, the Company desires to establish this Repurchase Plan to purchase its Ordinary Shares, nominal value (i.e., par) $1.00 per share (the “Ordinary Shares”);
WHEREAS, the Company desires to purchase Ordinary Shares through Broker, as its agent, in accordance with this Repurchase Plan;
NOW, THEREFORE, the Company and the Broker hereby agree as follows:
1.
The Broker shall purchase, as agent for the Company, Ordinary Shares in accordance with the instructions set forth in Exhibit A. The Broker’s sole compensation for service rendered under this Repurchase Plan shall be a commission of [ ] for each Ordinary Share purchased.

2.
The Broker shall transmit or deliver by DWAC or similar means of transmission such Ordinary Shares to the DTC System (in particular by removing any Ordinary Share deposited with the nominee of the DTC System, Cede & Co.) such that the Company receives the Ordinary Share in record form (a “Record Share”). Following each purchase, the Company shall be registered as the record holder of such Record Shares or such Record Shares shall otherwise be cancelled. The Company shall be responsible for any stamp duty that is due in respect of the purchase of Record Shares from the Broker.

3.
The Broker shall deliver to the transfer agent and registrar for the Company’s Ordinary Shares any documents as may be necessary or as may be reasonably requested by the transfer agent to give effect to the repurchase, delivery, registration or cancellation of any Record Shares to the Company in accordance with the terms of this Repurchase Plan.

4.
The Company will pay for any Record Shares purchased by it by a method agreeable to the Company and the Broker by no later than the date of delivery of the Record Shares. The Broker’s commission for its services hereunder shall be $  per Ordinary Share purchased, and shall be paid to the Broker by the Company on delivery of the Record Shares. The relevant bank account details of the Broker or its designee shall be notified to the Company by the Broker in writing from time to time.

5.	The Repurchase Plan shall terminate upon the earliest of:
a.	the repurchase of the total repurchase amount contemplated by the Repurchase Plan, as set forth in Exhibit A;
b.	the close of business on the last day of the Repurchase Period;
c.
the effective date when notice is given by email or either party (and if such notice is silent on effectiveness, the close of business on the second business day following the date of receipt by either

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Appendix C - Form of Rule 10b-5 Share Repurchase Contract
party of notice of early termination, delivered by the terminating party by facsimile to         , attention:          or by email to         ); provided that any termination shall not effect any pre-termination purchases of Ordinary Shares by the Broker hereunder;
d.
the commencement of any voluntary or involuntary case or other proceeding seeking liquidation, reorganisation or other relief under any bankruptcy, insolvency or similar law or seeking the appointment of a trustee, receiver or other similar official, or the taking of any corporate action by the Company to authorise or commence any of the foregoing; and

e.
the public announcement of a tender or exchange offer for the Ordinary Shares or of a merger, acquisition, recapitalisation or other similar business combination or transaction as a result of which the Ordinary Shares would be exchanged for or converted into cash, securities or other property.

6.
The Broker shall comply with the requirements of paragraph (b)(2), (b)(3) and (b)(4) of Rule 10b-18 under the Securities Exchange Act of 1934, as may be amended or superseded from time to time (the “Exchange Act”) in connection with purchases of the Ordinary Shares in the open market pursuant to this Repurchase Plan. The Company agrees not to take, and not to permit any person or entity under its control to take, any action that would cause purchases not to comply with Rule 10b-18, Rule 10b5-1 or Regulation M under the Exchange Act.

7.
The Company confirms that, on the date hereof that (a) it is entering into this Repurchase Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 under the Exchange Act or other applicable securities laws, (b) it understands the proscriptions of Rule 10b5-1 in respect of offsetting and hedging transactions, (c) it will not disclose to any persons at the Broker effecting purchases under the Repurchase Plan any information regarding the Company that might influence the execution of the Repurchase Plan, (d) it will inform the Broker as soon as possible of any subsequent legal or contractual restrictions affecting the execution of the Repurchase Plan by the Broker or by the Company and of the occurrence of any event that would cause the Repurchase Plan to end or be suspended as contemplated in Paragraph 5, (e) the purchase of Ordinary Shares under this Repurchase Plan has been duly authorized by the Board of Directors of the Company, is consistent with the Company’s publicly announced repurchase program of its ordinary shares and, subject to compliance by Broker with its obligations hereunder, will not contravene any provision of applicable law or any agreement or other instrument binding on the Company or any judgment, order or decree of any governmental authority having jurisdiction over the Company; and (f) none of it and any of its subsidiaries has taken, or intends to take, a loan or loan guarantee pursuant to the Coronavirus Aid, Relief, and Economic Security Act. The Company covenants that it will continue to act in good faith with respect to the Repurchase Plan and the Company’s publicly announced repurchase program of its Ordinary Shares after its adoption and throughout its term, including with respect to any notification or termination of this Repurchase Plan.

8.	If the Broker must suspend purchases of Ordinary Shares under this Repurchase Plan on a particular day for any of the following reasons:
a.	a day specified by the Repurchase Plan is not a day on which the Ordinary Shares trade regular way on the New York Stock Exchange;
b.	trading of the Ordinary Shares on the New York Stock Exchange is suspended for any reason; or
c.
the Broker cannot effect a purchase of Ordinary Shares due to legal, regulatory or contractual restrictions applicable to it or to the Company (including without limitation, Regulation M, Rule 10b-5 or Rule 10b-18 under the Exchange Act);

If purchases have been so suspended and neither party has terminated this Repurchase Plan pursuant to Paragraph 5, the Broker will resume purchases in accordance with this Repurchase Plan on the next day specified in the Repurchase Plan after the condition causing the suspension of purchases has been resolved.
Proxy Statement 2024	TechnipFMC 123

Appendix C - Form of Rule 10b-5 Share Repurchase Contract
9.
It is the intent of the Company and the Broker that this Repurchase Plan comply with the requirements of Rule 10b5-1(c)(1)(i)(B) and Rule 10b-18 under the Exchange Act, and this Repurchase Plan shall be interpreted to comply with the requirements thereof.

10.	The Repurchase Plan may be signed in counterparts, each of which will be an original.
11.	The Repurchase Plan and any attachment together constitute the entire agreement between the Company and the Broker and supersede any prior agreements or understandings regarding the Repurchase Plan.
12.	All notices given by the parties under this Repurchase Plan will be as follows:
If to the Broker:
Address:
Attention:
Fax no:

If to the Company:
Address:
Attention:
Fax no:
13.	This Repurchase Plan will be governed by and construed in accordance with the internal laws of the State of New York.
14.
The number of Ordinary Shares, together with other share amounts and prices, if applicable, as set forth in Exhibit A shall be adjusted automatically on a proportionate basis to take into account any stock split, reverse stock split or stock dividend with respect to the Ordinary Shares or any change in capitalisation with respect to the Company that occurs during the term of this Repurchase Plan.

15.
Except as otherwise set forth in this Repurchase Plan, the Company acknowledges and agrees that it does not have authority, and shall not attempt to exercise, influence or control over any purchase executed by the Broker pursuant to this Repurchase Plan, nor may it enter into any corresponding or hedging transaction or position with respect to the Ordinary Shares covered by this Repurchase Plan.

16.	The Broker and the Company each acknowledges and agrees that:
a.
Prior to any delivery of the Ordinary Shares to the Company by the Broker pursuant to this Repurchase Plan, the Company shall not acquire, nor have any legal or beneficial interest in, any Ordinary Shares purchased by the Broker pursuant to this Repurchase Plan; and

b.	The Broker is acting as an agent of the Company in respect to its purchases of the Company’s Ordinary Shares under this Repurchase Plan.
17.
The Company agrees to indemnify and hold harmless Broker (and its directors, officers, employees and affiliates) from and against all claims, liabilities, losses, damages and expenses (including reasonable attorneys’ fees and costs) arising out of or attributable to: (i) any material breach by the Company of this Repurchase Plan (including the Company representations and warranties), and (ii) any violation by the

124 TechnipFMC	Proxy Statement 2024

Appendix C - Form of Rule 10b-5 Share Repurchase Contract
Company of applicable laws or regulations; provided, however, that the Company shall have no indemnification obligations in the case of gross negligence, willful misconduct or bad faith of the Broker or any other indemnified person. This indemnification shall survive the termination of this Repurchase Plan.
IN WITNESS WHEREOF, the parties hereto have executed this Repurchase Plan as of the date first written above.
TechnipFMC plc	Broker
By:	By:
Name:	Name:
Title:	Title:
Proxy Statement 2024	TechnipFMC 125

Appendix C - Form of Rule 10b-5 Share Repurchase Contract
Sample Exhibit A to Form of Rule 10b-5 Share Repurchase Contract
[The Broker shall effect purchases of up to an aggregate of $[__________] of Ordinary Shares ([inclusive/exclusive] of commissions) under this Repurchase Plans, in accordance with the following instructions:
Repurchase Period
Broker shall effect Purchases during the period from [_______________] through [_______________] (inclusive) (the “Repurchase Period”).
Shares to be Purchased during Repurchase Period
In accordance with the Repurchase Plan, the Broker shall purchase Ordinary Shares on each day during the Repurchase Period on which the New York Stock Exchange (the “Exchange”) is open for trading and the Ordinary Shares trade regular way on the Exchange (each, a “Trading Day”) in such quantities and at such limit prices as are set forth in the table below.
Ordinary Share Price Range	Ordinary Share Amount per Trading Day
Below [ ]	[ ]%
$[ ]to $[ ]	[ ]%
$[ ] to $[ ]	[ ]%
Above $[ ]	[ ]%
Ordinary Shares purchased hereunder shall be cumulative such that, if the Ordinary Share price were to drop from one range into another during any Trading Day, the Broker may purchase additional Ordinary Shares up to the permissible amount applicable to the new price range. Conversely, if the Stock price were to move into a higher price range, the Broker may reduce its pace of repurchase to reflect the smaller permissible limit for that higher price range.
All orders will be deemed day limit orders only and not held.]
126 TechnipFMC	Proxy Statement 2024

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V35772-P04733 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

TECHNIPFMC PLC

The Board of Directors recommends you vote FOR all Proposals.

	For	Against	Abstain
1. **Election of Directors** – To elect each of our nine director nominees for a term expiring at the Company's 2025 Annual General Meeting of Shareholders:			
1a. Douglas J. Pferdehirt	☐	☐	☐
1b. Claire S. Farley	☐	☐	☐
1c. Eleazar de Carvalho Filho	☐	☐	☐
1d. Robert G. Gwin	☐	☐	☐
1e. John O'Leary	☐	☐	☐
1f. Margareth Øvrum	☐	☐	☐
1g. Kay G. Priestly	☐	☐	☐
1h. John Yearwood	☐	☐	☐
1i. Sophie Zurquiyah	☐	☐	☐
2. **2023 U.S. Say-on-Pay for Named Executive Officers:** To approve, as a non-binding advisory resolution, the Company's named executive officer compensation for the year ended December 31, 2023, as reported in the Company's Proxy Statement	☐	☐	☐
3. **2023 U.K. Directors' Remuneration Report:** To approve, as a non-binding advisory resolution, the Company's directors' remuneration report for the year ended December 31, 2023, as reported in the Company's U.K. Annual Report and Accounts	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

NOTE: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

TECHNIPFMC PLC
ANNUAL GENERAL MEETING OF SHAREHOLDERS
APRIL 26, 2024, 4:00 P.M., LONDON TIME

V35773-P04733

Proxy

TechnipFMC plc

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

I/We being shareholders of TechnipFMC plc hereby appoint: Douglas J. Pferdehirt, Alf Melin, and Cristina Aalders, or any one of them	**OR**	Print the name of the person you are appointing if this person is someone other than the appointed proxyholders	

as my/our proxyholder, each with the power to appoint his or her substitute, and hereby authorize them to represent and vote, as designated on the reverse side of this ballot, all of the shares of TechnipFMC plc that I/we am/are entitled to vote at the 2024 Annual General Meeting of Shareholders, and any adjournment or postponement thereof, and, in their discretion, on all other matters that may properly come before such meeting.

The undersigned hereby revokes all proxies previously given by the undersigned to vote at the 2024 Annual General Meeting of Shareholders or any adjournment or postponement thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1(a) through (i) and 2 through 11.

Please vote your shares according to the deadline appearing on the reverse side of this proxy card, as instructed on www.proxyvote.com, or as instructed by your broker, bank, or financial intermediary.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side